NATIONWIDE VA

SEPARATE

ACCOUNT-B

Annual Report

To

Contract Owners

December 31, 2023

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

HOME OFFICE: COLUMBUS, OHIO

KPMG LLP
Suite 500 191 West Nationwide Blvd.
Columbus, OH 43215-2568

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Nationwide Life and Annuity Insurance Company

and Contract Owners of Nationwide VA Separate Account-B:

Opinion on the Financial Statements

We have audited the accompanying statement of assets, liabilities and contract owners’ equity of the sub-accounts listed in the Appendix that comprise the Nationwide VA Separate Account-B (the Separate Account), as of the date listed in the Appendix, the related statements of operations for the year or period listed in the Appendix and changes in contract owners’ equity for the years or periods listed in the Appendix, and the related notes including the financial highlights in Note 6 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each sub-account as of the date listed in the Appendix, the results of its operations for the year or period listed in the Appendix, the changes in its contract owners’ equity for the years or periods listed in the Appendix, and the financial highlights for each of the years or periods indicated in Note 6, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2023, by correspondence with the transfer agent of the underlying mutual funds or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Nationwide Life Insurance Company separate account investment companies, however we are aware that we have served as the auditor of one or more Nationwide Life Insurance Company separate account investment companies since at least 1981.

Columbus, Ohio

April 1, 2024

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

Appendix

Statement of assets, liabilities and contract owners’ equity as of December 31, 2023, the related statement of operations for the year then ended, and the statements of changes in contract owners’ equity for each of the years in the two-year period then ended.

ALLSPRING GLOBAL INVESTMENTS

Allspring Variable Trust - VT Discovery SMID Cap Growth Fund: Class 2 (SVDF)1

Allspring Variable Trust - VT Opportunity Fund: Class 2 (SVOF)

AMERICAN CENTURY INVESTMENTS

American Century Variable Portfolios, Inc. - American Century VP Balanced Fund: Class I (ACVB)

American Century Variable Portfolios, Inc. - American Century VP International Fund: Class I (ACVI)

American Century Variable Portfolios, Inc. - American Century VP Disciplined Core Value Fund: Class I (ACVIG)

American Century Variable Portfolios II, Inc. - American Century VP Inflation Protection Fund: Class II (ACVIP2)

American Century Variable Portfolios, Inc. - American Century VP Ultra(R) Fund: Class I (ACVU1)

BNY MELLON INVESTMENT MANAGEMENT

BNY Mellon Variable Investment Fund - Growth and Income Portfolio: Initial Shares (DGI)

BNY Mellon Stock Index Fund, Inc.: Initial Shares (DSIF)

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.: Initial Shares (DSRG)

BNY Mellon Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares (DVSCS)

FEDERATED HERMES, INC.

Federated Hermes Insurance Series - Federated Hermes Quality Bond Fund II: Primary Shares (FQB)

FIDELITY INVESTMENTS

Fidelity Variable Insurance Products Fund - VIP Asset Manager Portfolio: Initial Class (FAMP)

Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Initial Class (FEIP)

Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Initial Class (FGP)

Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Initial Class (FHIP)

Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Service Class (FIGBS)

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Initial Class (FOP)

Fidelity Variable Insurance Products Fund - VIP Value Strategies Portfolio: Service Class (FVSS)

INVESCO INVESTMENTS

Invesco - Invesco V.I. Discovery Mid Cap Growth Fund: Series I (OVAG)

Invesco - Invesco V.I. Global Fund: Series I (OVGS)

Invesco - Invesco V.I. Conservative Balanced Fund: Series I (OVMS)

JANUS HENDERSON INVESTORS

Janus Aspen Series - Janus Henderson Forty Portfolio: Service Shares (JACAS)

Janus Aspen Series - Janus Henderson Global Technology and Innovation Portfolio: Service Shares (JAGTS)

Janus Aspen Series - Janus Henderson Overseas Portfolio: Service Shares (JAIGS)

MORGAN STANLEY

Morgan Stanley Variable Insurance Fund, Inc. - Emerging Markets Debt Portfolio: Class I (MSEM)

Morgan Stanley Variable Insurance Fund, Inc. - U.S. Real Estate Portfolio: Class I (MSVRE)

NATIONWIDE FUNDS GROUP

Nationwide Variable Insurance Trust - NVIT BlackRock Equity Dividend Fund: Class II (EIF2)

Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I (GBF)

Nationwide Variable Insurance Trust - NVIT Emerging Markets Fund: Class I (GEM)

Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class I (GIG)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II (GVDMA)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II (GVDMC)

Nationwide Variable Insurance Trust - NVIT S&P 500 Index Fund: Class I (GVEX1)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II (GVIDA)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II (GVIDC)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II (GVIDM)

Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I (MCIF)

Nationwide Variable Insurance Trust - NVIT Amundi Multi Sector Bond Fund: Class I (MSBF)

Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class I (NVAMV1)

Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class X (NVAMVX)

Nationwide Variable Insurance Trust - NVIT Core Bond Fund: Class I (NVCBD1)

Nationwide Variable Insurance Trust - NVIT NS Partners International Focused Growth Fund: Class I (NVMIG1)

Nationwide Variable Insurance Trust - NVIT Columbia Overseas Value Fund: Class X (NVMIVX)

Nationwide Variable Insurance Trust - NVIT Jacobs Levy Large Cap Growth Fund: Class I (NVMLG1)

A-1

Nationwide Variable Insurance Trust - NVIT Allspring Discovery Fund: Class I (NVMMG1)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Value Fund: Class II (NVMMV2)

Nationwide Variable Insurance Trust - NVIT Jacobs Levy Large Cap Core Fund: Class I (NVNMO1)1

Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Core Fund: Class I (NVOLG1)

Nationwide Variable Insurance Trust - NVIT Real Estate Fund: Class I (NVRE1)

Nationwide Variable Insurance Trust - NVIT Loomis Short Term Bond Fund: Class II (NVSTB2)

Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class I (SAM)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class I (SCF)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Growth Fund: Class I (SCGF)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class I (SCVF)

Nationwide Variable Insurance Trust - NVIT AQR Large Cap Defensive Style Fund: Class I (TRF)

NEUBERGER & BERMAN MANAGEMENT, INC.

Neuberger Berman Advisers Management Trust - Mid-Cap Growth Portfolio: Class I Shares (AMCG)1

Neuberger Berman Advisers Management Trust - Sustainable Equity Portfolio: Class I Shares (AMSRS)

Neuberger Berman Advisers Management Trust - Short Duration Bond Portfolio: Class I Shares (AMTB)1

T. ROWE PRICE

T. Rowe Price Equity Series, Inc. - T. Rowe Price Health Sciences Portfolio: II (TRHS2)

VAN ECK ASSOCIATES CORPORATION

VanEck VIP Trust - VanEck VIP Emerging Markets Bond Fund: Initial Class (VWBF)

VanEck VIP Trust - VanEck VIP Emerging Markets Fund: Initial Class (VWEM)

VanEck VIP Trust - VanEck VIP Global Resources Fund: Initial Class (VWHA)

VanEck VIP Trust - VanEck VIP Global Resources Fund: Class S (VWHAS)

Statement of assets, liabilities and contract owners’ equity as of December 31, 2023, the related statement of operations for the year then ended, and the statements of changes in contract owners’ equity for the year ended December 31, 2023 and the period from April 29, 2022 (inception) to December 31, 2022.

INVESCO INVESTMENTS

Invesco - Invesco V.I. Core Plus Bond Fund: Series I Shares (IVCPBI)

Statement of assets, liabilities and contract owners’ equity as of December 31, 2023, and the related statements of operations and changes in contract owners’ equity for the period from April 28, 2023 (inception) to December 31, 2023.

LINCOLN FUNDS

Lincoln Variable Insurance Products Trust - LVIP JPMorgan Mid Cap Value Fund: Standard Class (LJPMVS)

Statement of operations for the period from January 1, 2023 to April 28, 2023 (merger) and the statement of changes in contract owners’ equity for the period from January 1, 2023 to April 28, 2023 (merger) and the year ended December 31, 2022.

J.P. MORGAN INVESTMENT MANAGEMENT INC.

JPMorgan Insurance Trust - JPMorgan Insurance Trust Mid Cap Value Portfolio: Class 1 (JPMMV1)

(1)	See Note 1 to the financial statements for the former name of the sub-account.

A-2

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF ASSETS, LIABILTIES AND CONTRACT OWNERS’ EQUITY

DECEMBER 31, 2023

Subaccount*,**	Shares	Cost	Investments, at fair value	Accounts Receivable	Total Assets	Accounts Payable	Contract Owners’ Equity	Accumulation Units	Contracts in Payout	Contract Owners’ Equity
SVDF	1,419	$25,900	$29,024	$-	$29,024	$7	$29,017	$29,017	$-	$29,017
SVOF	56,767	1,398,329	1,475,374	-	1,475,374	67	1,475,307	1,470,121	5,186	1,475,307
ACVB	114,982	841,725	879,615	-	879,615	8	879,607	879,607	-	879,607
ACVI	20,797	222,271	220,029	-	220,029	9	220,020	220,020	-	220,020
ACVIG	27,909	247,526	214,060	-	214,060	6	214,054	214,054	-	214,054
ACVIP2	168,695	1,563,787	1,580,676	144	1,580,820	-	1,580,820	1,579,790	1,030	1,580,820
ACVU1	3,973	83,147	101,907	-	101,907	9	101,898	101,898	-	101,898
DGI	7,899	243,092	255,285	21	255,306	-	255,306	255,306	-	255,306
DSIF	73,162	4,156,612	5,054,041	207	5,054,248	-	5,054,248	5,050,214	4,034	5,054,248
DSRG	5,142	197,790	231,301	-	231,301	4	231,297	231,297	-	231,297
DVSCS	68,812	1,119,992	1,278,527	-	1,278,527	9	1,278,518	1,278,518	-	1,278,518
FQB	24,300	265,358	246,402	-	246,402	4	246,398	246,398	-	246,398
FAMP	60,987	950,213	953,829	153	953,982	-	953,982	952,494	1,488	953,982
FEIP	111,452	2,705,463	2,769,575	280	2,769,855	-	2,769,855	2,768,081	1,774	2,769,855
FGP	28,124	2,355,248	2,618,367	147	2,618,514	-	2,618,514	2,616,910	1,604	2,618,514
FHIP	198,439	933,789	912,820	403	913,223	-	913,223	910,339	2,884	913,223
FIGBS	245,659	2,686,304	2,704,705	-	2,704,705	7	2,704,698	2,704,698	-	2,704,698
FOP	84,216	1,827,306	2,174,447	-	2,174,447	-	2,174,447	2,174,006	441	2,174,447
FVSS	78,095	1,181,146	1,287,005	-	1,287,005	9	1,286,996	1,286,996	-	1,286,996
IVCPBI	72,201	418,565	414,435	-	414,435	5	414,430	414,430	-	414,430
OVAG	1,366	98,877	85,768	-	85,768	4	85,764	85,764	-	85,764
OVGS	48,644	1,816,984	1,778,421	4	1,778,425	-	1,778,425	1,777,279	1,146	1,778,425
OVMS	23,574	376,575	362,102	202	362,304	-	362,304	360,396	1,908	362,304
JACAS	7,648	292,177	324,971	-	324,971	6	324,965	324,965	-	324,965
JAGTS	12,556	183,968	201,645	-	201,645	9	201,636	201,636	-	201,636
JAIGS	1,099	38,860	44,055	-	44,055	11	44,044	44,044	-	44,044
LJPMVS	18,575	173,458	188,961	5,202	194,163	-	194,163	194,163	-	194,163
MSEM	1,148	8,701	6,312	-	6,312	3	6,309	6,309	-	6,309
MSVRE	31,967	533,068	464,805	-	464,805	13	464,792	464,792	-	464,792
EIF2	33,870	698,089	651,661	-	651,661	8	651,653	651,653	-	651,653
GBF	36,096	357,810	341,830	-	341,830	6	341,824	341,824	-	341,824
GEM	54,675	537,872	572,992	-	572,992	4	572,988	572,988	-	572,988
GIG	7,624	67,743	81,960	-	81,960	9	81,951	81,951	-	81,951
GVDMA	21,035	209,664	191,421	-	191,421	7	191,414	191,414	-	191,414
GVDMC	56,140	507,641	516,491	-	516,491	4	516,487	516,487	-	516,487
GVEX1	132,406	1,017,501	1,215,487	-	1,215,487	10	1,215,477	1,215,477	-	1,215,477

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF ASSETS, LIABILTIES AND CONTRACT OWNERS’ EQUITY

DECEMBER 31, 2023

Subaccount*,**	Shares	Cost	Investments, at fair value	Accounts Receivable	Total Assets	Accounts Payable	Contract Owners’ Equity	Accumulation Units	Contracts in Payout	Contract Owners’ Equity
GVIDA	5,442	60,765	55,563	-	55,563	4	55,559	55,559	-	55,559
GVIDC	9,964	95,916	93,860	-	93,860	9	93,851	93,851	-	93,851
GVIDM	140,690	1,407,745	1,216,972	-	1,216,972	4	1,216,968	1,216,968	-	1,216,968
MCIF	126,729	2,622,025	2,387,571	53	2,387,624	-	2,387,624	2,387,326	298	2,387,624
MSBF	46,249	416,356	386,640	-	386,640	5	386,635	386,635	-	386,635
NVAMV1	34,834	628,951	584,856	49	584,905	-	584,905	584,669	236	584,905
NVAMVX	16,882	300,250	282,950	-	282,950	4	282,946	282,946	-	282,946
NVCBD1	45,229	436,071	413,844	-	413,844	7	413,837	413,837	-	413,837
NVMIG1	13,292	94,991	103,282	-	103,282	5	103,277	103,277	-	103,277
NVMIVX	26,473	276,275	310,261	-	310,261	8	310,253	310,253	-	310,253
NVMLG1	175,054	1,408,170	1,487,957	-	1,487,957	6	1,487,951	1,487,951	-	1,487,951
NVMMG1	76,842	503,916	481,797	-	481,797	9	481,788	481,788	-	481,788
NVMMV2	20,603	183,298	159,264	-	159,264	4	159,260	159,260	-	159,260
NVNMO1	16,023	196,302	201,733	-	201,733	5	201,728	201,728	-	201,728
NVOLG1	323,786	5,990,124	6,831,881	227	6,832,108	-	6,832,108	6,829,187	2,921	6,832,108
NVRE1	5,869	41,102	43,252	-	43,252	4	43,248	43,248	-	43,248
SAM	1,576,812	1,576,812	1,576,812	-	1,576,812	21	1,576,791	1,576,462	329	1,576,791
SCF	57,459	977,545	1,046,900	222	1,047,122	-	1,047,122	1,046,302	820	1,047,122
SCGF	10,035	134,250	137,678	-	137,678	5	137,673	137,673	-	137,673
SCVF	45,697	450,919	430,469	27	430,496	-	430,496	430,205	291	430,496
TRF	56,860	1,351,282	1,205,434	-	1,205,434	7	1,205,427	1,205,427	-	1,205,427
AMCG	9,162	245,954	243,974	-	243,974	9	243,965	243,965	-	243,965
AMSRS	30,922	812,814	1,031,251	-	1,031,251	7	1,031,244	1,031,244	-	1,031,244
AMTB	244,111	2,392,328	2,353,226	347	2,353,573	-	2,353,573	2,351,687	1,886	2,353,573
TRHS2	4,826	246,433	250,245	-	250,245	5	250,240	250,240	-	250,240
VWBF	12,921	108,697	98,460	-	98,460	9	98,451	98,451	-	98,451
VWEM	10,382	90,982	95,614	-	95,614	7	95,607	95,607	-	95,607
VWHA	3,891	112,358	103,469	-	103,469	6	103,463	103,463	-	103,463
VWHAS	1,227	31,842	31,178	-	31,178	5	31,173	31,173	-	31,173

*	Represents abbreviation of investment name. For full investment name and related abbreviation, see note 1(b).
**

For all subaccounts not included herein but listed as an investment option in note 1(b), Total Assets and Contract Owners’ Equity at the end of the period are $0. See note 1(b) for all investments available for which no contract owners were invested at December 31, 2023, if applicable.

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2023

Investment Activity*:	SVDF	SVOF	ACVB	ACVI	ACVIG	ACVIP2	ACVU1	DGI
Reinvested dividends	$-	-	12,790	3,283	4,013	21,801	-	1,530
Mortality and expense risk charges (note 2)	(628)	(19,409)	(9,429)	(3,364)	(4,103)	(8,704)	(1,188)	(3,340)

Net investment income (loss)	(628)	(19,409)	3,361	(81)	(90)	13,097	(1,188)	(1,810)

Realized gain (loss) on investments	(47,039)	(5,083)	1,804	(3,869)	(42,071)	(5,751)	4,828	81
Change in unrealized gain (loss) on investments	55,137	207,333	96,647	28,071	57,354	49,915	17,151	27,767

Net gain (loss) on investments	8,098	202,250	98,451	24,202	15,283	44,164	21,979	27,848

Reinvested capital gains	-	113,059	-	-	-	-	4,981	24,809

Net increase (decrease) in contract owners’ equity resulting from operations	$7,470	295,900	101,812	24,121	15,193	57,261	25,772	50,847

Investment Activity*:	DSIF	DSRG	DVSCS	FQB	FAMP	FEIP	FGP	FHIP
Reinvested dividends	$67,568	1,501	2,665	6,509	21,588	51,900	3,123	51,471
Mortality and expense risk charges (note 2)	(69,612)	(3,028)	(6,299)	(3,577)	(13,980)	(57,974)	(34,775)	(29,852)

Net investment income (loss)	(2,044)	(1,527)	(3,634)	2,932	7,608	(6,074)	(31,652)	21,619

Realized gain (loss) on investments	152,636	28	(794)	(3,013)	(7,255)	(126,777)	822	(109,502)
Change in unrealized gain (loss) on investments	702,247	19,154	168,947	11,077	90,209	293,185	615,304	199,877

Net gain (loss) on investments	854,883	19,182	168,153	8,064	82,954	166,408	616,126	90,375

Reinvested capital gains	175,188	24,107	13,914	-	10,578	77,904	112,372	-

Net increase (decrease) in contract owners’ equity resulting from operations	$1,028,027	41,762	178,433	10,996	101,140	238,238	696,846	111,994

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2023

Investment Activity*:	FIGBS	FOP	FVSS	IVCPBI	OVAG	OVGS	OVMS	JACAS
Reinvested dividends	$67,328	21,284	12,823	10,748	-	3,685	6,676	360
Mortality and expense risk charges (note 2)	(34,683)	(22,202)	(4,578)	(6,487)	(1,110)	(23,854)	(5,386)	(3,954)

Net investment income (loss)	32,645	(918)	8,245	4,261	(1,110)	(20,169)	1,290	(3,594)

Realized gain (loss) on investments	(5,163)	2,577	(1,137)	(3,976)	(537)	(24,668)	(7,878)	(558)
Change in unrealized gain (loss) on investments	94,794	297,504	112,473	21,485	9,895	314,210	45,098	88,690

Net gain (loss) on investments	89,631	300,081	111,336	17,509	9,358	289,542	37,220	88,132

Reinvested capital gains	-	5,383	43,003	-	-	186,355	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$122,276	304,546	162,584	21,770	8,248	455,728	38,510	84,538

Investment Activity*:	JAGTS	JAIGS	LJPMVS	MSEM	MSVRE	EIF2	GBF	GEM
Reinvested dividends	$-	682	3,380	503	9,697	10,257	9,268	9,464
Mortality and expense risk charges (note 2)	(2,511)	(701)	(1,721)	(84)	(6,430)	(8,508)	(5,028)	(8,035)

Net investment income (loss)	(2,511)	(19)	1,659	419	3,267	1,749	4,240	1,429

Realized gain (loss) on investments	294	506	(545)	(45)	6,707	(2,526)	(1,912)	(670)
Change in unrealized gain (loss) on investments	72,998	3,276	15,503	213	44,321	8,221	8,975	14,346

Net gain (loss) on investments	73,292	3,782	14,958	168	51,028	5,695	7,063	13,676

Reinvested capital gains	-	-	-	-	-	51,285	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$70,781	3,763	16,617	587	54,295	58,729	11,303	15,105

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2023

Investment Activity*:	GIG	GVDMA	GVDMC	GVEX1	GVIDA	GVIDC	GVIDM	MCIF
Reinvested dividends	$2,315	-	-	15,575	-	-	-	27,799
Mortality and expense risk charges (note 2)	(1,267)	(2,611)	(10,865)	(28,532)	(742)	(1,366)	(16,957)	(31,354)

Net investment income (loss)	1,048	(2,611)	(10,865)	(12,957)	(742)	(1,366)	(16,957)	(3,555)

Realized gain (loss) on investments	4,631	(18,420)	(131,008)	184,869	(849)	(548)	(25,221)	(30,642)
Change in unrealized gain (loss) on investments	11,299	46,181	209,120	189,445	9,345	7,687	185,199	223,224

Net gain (loss) on investments	15,930	27,761	78,112	374,314	8,496	7,139	159,978	192,582

Reinvested capital gains	-	1,922	-	2,739	586	-	-	113,541

Net increase (decrease) in contract owners’ equity resulting from operations	$16,978	27,072	67,247	364,096	8,340	5,773	143,021	302,568

Investment Activity*:	MSBF	NVAMV1	NVAMVX	NVCBD1	NVMIG1	NVMIVX	NVMLG1	NVMMG1
Reinvested dividends	$21,775	9,960	5,174	12,639	1,869	7,928	19,021	-
Mortality and expense risk charges (note 2)	(5,704)	(8,349)	(4,031)	(5,925)	(1,450)	(3,993)	(8,189)	(6,520)

Net investment income (loss)	16,071	1,611	1,143	6,714	419	3,935	10,832	(6,520)

Realized gain (loss) on investments	(4,483)	(5,469)	(2,675)	(1,486)	(193)	597	(7,067)	(2,709)
Change in unrealized gain (loss) on investments	(5,287)	11,529	6,439	9,595	13,099	30,697	176,361	86,154

Net gain (loss) on investments	(9,770)	6,060	3,764	8,109	12,906	31,294	169,294	83,445

Reinvested capital gains	21,138	32,168	15,068	-	-	-	18,371	-

Net increase (decrease) in contract owners’ equity resulting from operations	$27,439	39,839	19,975	14,823	13,325	35,229	198,497	76,925

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2023

Investment Activity*:	NVMMV2	NVNMO1	NVOLG1	NVRE1	NVSTB2	SAM	SCF	SCGF
Reinvested dividends	$2,319	954	91,481	4,406	-	78,932	4,990	-
Mortality and expense risk charges (note 2)	(2,215)	(2,628)	(95,764)	(7,418)	(2)	(24,724)	(22,774)	(1,906)

Net investment income (loss)	104	(1,674)	(4,283)	(3,012)	(2)	54,208	(17,784)	(1,906)

Realized gain (loss) on investments	(733)	(587)	165,896	(158,535)	(271)	-	(231,378)	(714)
Change in unrealized gain (loss) on investments	(11,388)	24,743	1,152,507	137,813	308	-	340,514	22,122

Net gain (loss) on investments	(12,121)	24,156	1,318,403	(20,722)	37	-	109,136	21,408

Reinvested capital gains	22,567	13,464	-	14,260	-	-	10,108	-

Net increase (decrease) in contract owners’ equity resulting from operations	$10,550	35,946	1,314,120	(9,474)	35	54,208	101,460	19,502

Investment Activity*:	SCVF	TRF	AMCG	AMSRS	AMTB	TRHS2	VWBF	VWEM
Reinvested dividends	$1,690	16,173	-	3,233	108,327	-	4,217	3,496
Mortality and expense risk charges (note 2)	(5,869)	(17,594)	(3,277)	(13,606)	(32,990)	(3,625)	(1,451)	(1,457)

Net investment income (loss)	(4,179)	(1,421)	(3,277)	(10,373)	75,337	(3,625)	2,766	2,039

Realized gain (loss) on investments	(7,133)	(2,576)	94	6,148	(29,054)	(142)	(5,658)	1,299
Change in unrealized gain (loss) on investments	50,883	(33,936)	37,837	199,195	52,607	(3,336)	11,966	5,435

Net gain (loss) on investments	43,750	(36,512)	37,931	205,343	23,553	(3,478)	6,308	6,734

Reinvested capital gains	19,508	117,550	-	15,256	-	9,257	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$59,079	79,617	34,654	210,226	98,890	2,154	9,074	8,773

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2023

Investment Activity*:	VWHA	VWHAS
Reinvested dividends	$3,027	825
Mortality and expense risk charges (note 2)	(1,590)	(509)

Net investment income (loss)	1,437	316

Realized gain (loss) on investments	(830)	3,181
Change in unrealized gain (loss) on investments	(6,160)	(5,893)

Net gain (loss) on investments	(6,990)	(2,712)

Reinvested capital gains	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$(5,553)	(2,396)

*

For all subaccounts not included herein but listed as an investment option in note 1(b), there was no activity during the period. See note 1(b) for all investments available for which no contract owners were invested at December 31, 2023, if applicable.

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	SVDF		SVOF		ACVB		ACVI
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$(628)	(1,116)	(19,409)	(19,690)	3,361	(1,775)	(81)	151
Realized gain (loss) on investments	(47,039)	(8,380)	(5,083)	24,044	1,804	(1,192)	(3,869)	(3,344)
Change in unrealized gain (loss) on investments	55,137	(63,251)	207,333	(630,385)	96,647	(256,308)	28,071	(134,359)
Reinvested capital gains	-	25,839	113,059	255,404	-	109,309	-	43,829

Net increase (decrease) in contract owners’ equity resulting from operations	7,470	(46,908)	295,900	(370,627)	101,812	(149,966)	24,121	(93,723)

Equity transactions:
Purchase payments received from contract owners (note 4)	-	-	-	-	-	-	-	(255)
Transfers between funds	(5,029)	(21,464)	(134)	(10,077)	237,408	(855)	(6,028)	5,637
Redemptions (notes 2, 3, and 4)	(33,325)	(7,240)	(45,300)	(109,854)	(76,344)	(62,632)	(43,817)	(32,925)
Adjustments to maintain reserves	30	31	162	5,247	(26)	-	(7)	240

Net equity transactions	(38,324)	(28,673)	(45,272)	(114,684)	161,038	(63,487)	(49,852)	(27,303)

Net change in contract owners’ equity	(30,854)	(75,581)	250,628	(485,311)	262,850	(213,453)	(25,731)	(121,026)
Contract owners’ equity at beginning of period	59,871	135,452	1,224,679	1,709,990	616,757	830,210	245,751	366,777

Contract owners’ equity at end of period	$29,017	59,871	1,475,307	1,224,679	879,607	616,757	220,020	245,751

CHANGE IN UNITS:
Beginning units	981	1,358	15,828	17,254	18,164	19,936	8,609	9,528
Units purchased	-	12	-	4	7,210	12	67	203
Units redeemed	(580)	(389)	(531)	(1,430)	(2,793)	(1,784)	(1,729)	(1,122)

Ending units	401	981	15,297	15,828	22,581	18,164	6,947	8,609

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	ACVIG		ACVIP2		ACVU1		DGI
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$(90)	1,085	13,097	13,069	(1,188)	(1,109)	(1,810)	(1,800)
Realized gain (loss) on investments	(42,071)	(3,851)	(5,751)	(6,656)	4,828	2,212	81	10,614
Change in unrealized gain (loss) on investments	57,354	(136,496)	49,915	(64,116)	17,151	(42,718)	27,767	(119,696)
Reinvested capital gains	-	85,028	-	1,892	4,981	8,014	24,809	56,004

Net increase (decrease) in contract owners’ equity resulting from operations	15,193	(54,234)	57,261	(55,811)	25,772	(33,601)	50,847	(54,878)

Equity transactions:
Purchase payments received from contract owners (note 4)	-	-	-	54	-	-	-	(222)
Transfers between funds	(25,747)	(196)	1,267,291	45,224	11,731	(4,311)	14,685	450
Redemptions (notes 2, 3, and 4)	(102,928)	(7,517)	(24,233)	(76,981)	(264)	(492)	(7,670)	(79,675)
Adjustments to maintain reserves	(17)	29	205	300	19	(46)	7	162

Net equity transactions	(128,692)	(7,684)	1,243,263	(31,403)	11,486	(4,849)	7,022	(79,285)

Net change in contract owners’ equity	(113,499)	(61,918)	1,300,524	(87,214)	37,258	(38,450)	57,869	(134,163)
Contract owners’ equity at beginning of period	327,553	389,471	280,296	367,510	64,640	103,090	197,437	331,600

Contract owners’ equity at end of period	$214,054	327,553	1,580,820	280,296	101,898	64,640	255,306	197,437

CHANGE IN UNITS:
Beginning units	10,760	11,004	20,636	23,199	1,671	1,775	4,664	6,576
Units purchased	24	26	101,360	3,253	536	-	474	665
Units redeemed	(4,217)	(270)	(7,492)	(5,816)	(346)	(104)	(308)	(2,577)

Ending units	6,567	10,760	114,504	20,636	1,861	1,671	4,830	4,664

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	DSIF		DSRG		DVSCS		FQB
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$(2,044)	(11,714)	(1,527)	(1,945)	(3,634)	(1,442)	2,932	3,288
Realized gain (loss) on investments	152,636	665,362	28	318	(794)	(22)	(3,013)	(6,142)
Change in unrealized gain (loss) on investments	702,247	(2,794,348)	19,154	(73,219)	168,947	(85,984)	11,077	(34,752)
Reinvested capital gains	175,188	566,092	24,107	14,770	13,914	32,719	-	4,373

Net increase (decrease) in contract owners’ equity resulting from operations	1,028,027	(1,574,608)	41,762	(60,076)	178,433	(54,729)	10,996	(33,233)

Equity transactions:
Purchase payments received from contract owners (note 4)	-	808	-	-	-	-	-	268
Transfers between funds	(97,104)	(1,687,600)	-	30	859,123	(38)	-	9,213
Redemptions (notes 2, 3, and 4)	(348,910)	(568,692)	-	(878)	(9,618)	(2,493)	(13,817)	(33,405)
Adjustments to maintain reserves	382	267	3	(17)	(2)	1	-	(9)

Net equity transactions	(445,633)	(2,255,217)	3	(865)	849,503	(2,530)	(13,817)	(23,933)

Net change in contract owners’ equity	582,395	(3,829,825)	41,765	(60,941)	1,027,936	(57,259)	(2,821)	(57,166)
Contract owners’ equity at beginning of period	4,471,853	8,301,678	189,532	250,473	250,582	307,841	249,219	306,385

Contract owners’ equity at end of period	$5,054,248	4,471,853	231,297	189,532	1,278,518	250,582	246,398	249,219

CHANGE IN UNITS:
Beginning units	71,301	106,570	4,216	4,235	6,454	6,513	16,038	17,629
Units purchased	156	37	-	1	22,760	15	-	552
Units redeemed	(6,526)	(35,306)	-	(20)	(257)	(74)	(879)	(2,143)

Ending units	64,931	71,301	4,216	4,216	28,957	6,454	15,159	16,038

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	FAMP		FEIP		FGP		FHIP
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$7,608	5,156	(6,074)	36,490	(31,652)	(20,120)	21,619	93,368
Realized gain (loss) on investments	(7,255)	38,944	(126,777)	370,880	822	290,517	(109,502)	(270,289)
Change in unrealized gain (loss) on investments	90,209	(356,811)	293,185	(782,835)	615,304	(1,283,963)	199,877	(177,435)
Reinvested capital gains	10,578	78,026	77,904	145,199	112,372	179,455	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	101,140	(234,685)	238,238	(230,266)	696,846	(834,111)	111,994	(354,356)

Equity transactions:
Purchase payments received from contract owners (note 4)	-	268	-	851	784	(191)	1,046	41
Transfers between funds	-	9,213	(1,518,491)	1,375,246	6,226	(77,747)	(1,464,649)	249,470
Redemptions (notes 2, 3, and 4)	(120,096)	(205,579)	(290,133)	(186,442)	(189,516)	(179,572)	(134,107)	(746,759)
Adjustments to maintain reserves	200	18,531	432	87,672	159	66,584	442	9,893

Net equity transactions	(119,896)	(177,567)	(1,808,192)	1,277,327	(182,347)	(190,926)	(1,597,268)	(487,355)

Net change in contract owners’ equity	(18,756)	(412,252)	(1,569,954)	1,047,061	514,499	(1,025,037)	(1,485,274)	(841,711)
Contract owners’ equity at beginning of period	972,738	1,384,990	4,339,809	3,292,748	2,104,015	3,129,052	2,398,497	3,240,208

Contract owners’ equity at end of period	$953,982	972,738	2,769,855	4,339,809	2,618,514	2,104,015	913,223	2,398,497

CHANGE IN UNITS:
Beginning units	30,961	36,965	88,126	62,602	30,216	33,438	115,587	136,415
Units purchased	-	258	1,384	29,968	363	113	1,773	13,530
Units redeemed	(3,688)	(6,262)	(37,946)	(4,444)	(2,570)	(3,335)	(77,025)	(34,358)

Ending units	27,273	30,961	51,564	88,126	28,009	30,216	40,335	115,587

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	FIGBS		FOP		FVSS		IVCPBI
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$32,645	35,588	(918)	3,197	8,245	(477)	4,261	(7,291)
Realized gain (loss) on investments	(5,163)	(138,213)	2,577	56,430	(1,137)	14,709	(3,976)	(81,931)
Change in unrealized gain (loss) on investments	94,794	(99,184)	297,504	(181,654)	112,473	(27,943)	21,485	(25,614)
Reinvested capital gains	-	52,403	5,383	5,826	43,003	5,860	-	664

Net increase (decrease) in contract owners’ equity resulting from operations	122,276	(149,406)	304,546	(116,201)	162,584	(7,851)	21,770	(114,172)

Equity transactions:
Purchase payments received from contract owners (note 4)	-	-	-	25,600	-	-	-	(9,299)
Transfers between funds	389,299	1,339,114	650,855	596,530	1,003,190	8,672	(57,333)	656,121
Redemptions (notes 2, 3, and 4)	(50,785)	(56,288)	(6,072)	(62,920)	(2,144)	(4,555)	(52,300)	(36,420)
Adjustments to maintain reserves	7	6,861	54	(36,386)	6	(3,526)	3	6,060

Net equity transactions	338,521	1,289,687	644,837	522,824	1,001,052	591	(109,630)	616,462

Net change in contract owners’ equity	460,797	1,140,281	949,383	406,623	1,163,636	(7,260)	(87,860)	502,290
Contract owners’ equity at beginning of period	2,243,901	1,103,620	1,225,064	818,441	123,360	130,620	502,290	-

Contract owners’ equity at end of period	$2,704,698	2,243,901	2,174,447	1,225,064	1,286,996	123,360	414,430	502,290

CHANGE IN UNITS:
Beginning units	160,613	67,709	47,606	23,661	3,328	3,224	53,281	-
Units purchased	28,799	97,444	23,783	26,926	27,654	220	2,364	178,155
Units redeemed	(4,306)	(4,540)	(234)	(2,981)	(1,812)	(116)	(13,619)	(124,874)

Ending units	185,106	160,613	71,155	47,606	29,170	3,328	42,026	53,281

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	OVAG		OVGS		OVMS		JACAS
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$(1,110)	(1,114)	(20,169)	(24,525)	1,290	(440)	(3,594)	(3,610)
Realized gain (loss) on investments	(537)	(160)	(24,668)	2,964	(7,878)	77,843	(558)	31,998
Change in unrealized gain (loss) on investments	9,895	(52,750)	314,210	(1,040,597)	45,098	(198,273)	88,690	(170,014)
Reinvested capital gains	-	21,235	186,355	275,516	-	31,174	-	42,915

Net increase (decrease) in contract owners’ equity resulting from operations	8,248	(32,789)	455,728	(786,642)	38,510	(89,696)	84,538	(98,711)

Equity transactions:
Purchase payments received from contract owners (note 4)	-	-	72	107	-	-	-	-
Transfers between funds	7,667	757	(10,767)	(3,502)	236	333	22,351	(5,190)
Redemptions (notes 2, 3, and 4)	-	-	(97,936)	(213,903)	(61,535)	(36,563)	(2,925)	(3,495)
Adjustments to maintain reserves	2	(11)	163	2,971	256	1,334	5	(21,751)

Net equity transactions	7,669	746	(108,468)	(214,327)	(61,043)	(34,896)	19,431	(30,436)

Net change in contract owners’ equity	15,917	(32,043)	347,260	(1,000,969)	(22,533)	(124,592)	103,969	(129,147)
Contract owners’ equity at beginning of period	69,847	101,890	1,431,165	2,432,134	384,837	509,429	220,996	350,143

Contract owners’ equity at end of period	$85,764	69,847	1,778,425	1,431,165	362,304	384,837	324,965	220,996

CHANGE IN UNITS:
Beginning units	4,367	4,333	20,868	23,829	15,249	16,551	7,503	7,763
Units purchased	441	63	5	372	10	13	636	82
Units redeemed	-	(29)	(1,343)	(3,333)	(2,334)	(1,315)	(123)	(342)

Ending units	4,808	4,367	19,530	20,868	12,925	15,249	8,016	7,503

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	JAGTS		JAIGS		LJPMVS		MSEM
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$(2,511)	(2,661)	(19)	82	1,659	-	419	362
Realized gain (loss) on investments	294	1,949	506	9,629	(545)	-	(45)	(34)
Change in unrealized gain (loss) on investments	72,998	(131,697)	3,276	(13,290)	15,503	-	213	(1,750)
Reinvested capital gains	-	33,959	-	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	70,781	(98,450)	3,763	(3,579)	16,617	-	587	(1,422)

Equity transactions:
Purchase payments received from contract owners (note 4)	-	-	-	-	(4,568)	-	-	-
Transfers between funds	6,105	-	-	-	180,864	-	-	-
Redemptions (notes 2, 3, and 4)	(25,843)	(14,109)	(7,563)	(7,460)	(3,953)	-	-	-
Adjustments to maintain reserves	(1)	(8)	6	(2,595)	5,203	-	8	1

Net equity transactions	(19,739)	(14,117)	(7,557)	(10,055)	177,546	-	8	1

Net change in contract owners’ equity	51,042	(112,567)	(3,794)	(13,634)	194,163	-	595	(1,421)
Contract owners’ equity at beginning of period	150,594	263,161	47,838	61,472	-	-	5,714	7,135

Contract owners’ equity at end of period	$201,636	150,594	44,044	47,838	194,163	-	6,309	5,714

CHANGE IN UNITS:
Beginning units	7,811	8,458	3,160	3,647	-	-	235	235
Units purchased	450	-	-	-	20,441	-	-	-
Units redeemed	(1,383)	(647)	(491)	(487)	(2,824)	-	-	-

Ending units	6,878	7,811	2,669	3,160	17,617	-	235	235

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	MSVRE		EIF2		GBF		GEM
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$3,267	(1,447)	1,749	(1,714)	4,240	1,046	1,429	(1,085)
Realized gain (loss) on investments	6,707	40,362	(2,526)	165,554	(1,912)	(66,300)	(670)	(7,197)
Change in unrealized gain (loss) on investments	44,321	(340,360)	8,221	(242,633)	8,975	(16,369)	14,346	355
Reinvested capital gains	-	113,406	51,285	49,798	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	54,295	(188,039)	58,729	(28,995)	11,303	(81,623)	15,105	(7,927)

Equity transactions:
Purchase payments received from contract owners (note 4)	523	1,417	-	-	-	-	-	-
Transfers between funds	(23,290)	(29,256)	131,769	(1,063)	1,906	36,216	32,137	397,770
Redemptions (notes 2, 3, and 4)	(9,725)	(51,313)	(14,109)	(128,058)	(35,310)	(196,119)	(13,712)	(3,504)
Adjustments to maintain reserves	5	24	(14)	(9,230)	(7)	544	(6)	(7,287)

Net equity transactions	(32,487)	(79,128)	117,646	(138,351)	(33,411)	(159,359)	18,419	386,979

Net change in contract owners’ equity	21,808	(267,167)	176,375	(167,346)	(22,108)	(240,982)	33,524	379,052
Contract owners’ equity at beginning of period	442,984	710,151	475,278	642,624	363,932	604,914	539,464	160,412

Contract owners’ equity at end of period	$464,792	442,984	651,653	475,278	341,824	363,932	572,988	539,464

CHANGE IN UNITS:
Beginning units	7,412	8,541	16,470	21,005	21,864	31,320	28,368	6,256
Units purchased	14	27	4,504	44	155	2,168	2,071	22,286
Units redeemed	(535)	(1,156)	(473)	(4,579)	(2,117)	(11,624)	(1,088)	(174)

Ending units	6,891	7,412	20,501	16,470	19,902	21,864	29,351	28,368

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	GIG		GVDMA		GVDMC		GVEX1
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$1,048	2,680	(2,611)	(2,733)	(10,865)	(14,468)	(12,957)	19,485
Realized gain (loss) on investments	4,631	(73,349)	(18,420)	8,954	(131,008)	(15,572)	184,869	(36,528)
Change in unrealized gain (loss) on investments	11,299	(202,411)	46,181	(104,209)	209,120	(305,113)	189,445	6,370
Reinvested capital gains	-	98,365	1,922	61,394	-	178,120	2,739	29,265

Net increase (decrease) in contract owners’ equity resulting from operations	16,978	(174,715)	27,072	(36,594)	67,247	(157,033)	364,096	18,592

Equity transactions:
Purchase payments received from contract owners (note 4)	-	-	27,007	-	-	-	-	-
Transfers between funds	(31,186)	(605,777)	-	-	153,173	(131)	(1,087,546)	1,905,611
Redemptions (notes 2, 3, and 4)	(13,544)	(20,769)	(36,074)	(11,687)	(643,656)	(17,707)	(19,637)	(35,367)
Adjustments to maintain reserves	(5)	(27,737)	(4)	(7,215)	-	(18,757)	(8)	(1,909)

Net equity transactions	(44,735)	(654,283)	(9,071)	(18,902)	(490,483)	(36,595)	(1,107,191)	1,868,335

Net change in contract owners’ equity	(27,757)	(828,998)	18,001	(55,496)	(423,236)	(193,628)	(743,095)	1,886,927
Contract owners’ equity at beginning of period	109,708	938,706	173,413	228,909	939,723	1,133,351	1,958,572	71,645

Contract owners’ equity at end of period	$81,951	109,708	191,414	173,413	516,487	939,723	1,215,477	1,958,572

CHANGE IN UNITS:
Beginning units	6,916	50,083	7,227	7,683	53,735	54,678	144,798	4,264
Units purchased	-	-	1,057	-	8,539	14	6,538	143,035
Units redeemed	(2,609)	(43,167)	(1,420)	(456)	(35,336)	(957)	(78,948)	(2,501)

Ending units	4,307	6,916	6,864	7,227	26,938	53,735	72,388	144,798

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	GVIDA		GVIDC		GVIDM		MCIF
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$(742)	(754)	(1,366)	(1,431)	(16,957)	(17,397)	(3,555)	(8,082)
Realized gain (loss) on investments	(849)	1,311	(548)	(3,763)	(25,221)	(101,958)	(30,642)	(76,773)
Change in unrealized gain (loss) on investments	9,345	(24,382)	7,687	(15,717)	185,199	(448,517)	223,224	(930,840)
Reinvested capital gains	586	13,749	-	7,177	-	355,681	113,541	595,049

Net increase (decrease) in contract owners’ equity resulting from operations	8,340	(10,076)	5,773	(13,734)	143,021	(212,191)	302,568	(420,646)

Equity transactions:
Purchase payments received from contract owners (note 4)	-	-	-	-	-	-	523	-
Transfers between funds	-	-	-	-	-	-	16,304	(120,423)
Redemptions (notes 2, 3, and 4)	(1,509)	(2,157)	(5,143)	(2,015)	(46,341)	(27,057)	(37,390)	(188,365)
Adjustments to maintain reserves	5	(2,226)	5	(912)	(1)	(33,271)	53	(75)

Net equity transactions	(1,504)	(4,383)	(5,138)	(2,927)	(46,342)	(60,328)	(20,510)	(308,863)

Net change in contract owners’ equity	6,836	(14,459)	635	(16,661)	96,679	(272,519)	282,058	(729,509)
Contract owners’ equity at beginning of period	48,723	63,182	93,216	109,877	1,120,289	1,392,808	2,105,566	2,835,075

Contract owners’ equity at end of period	$55,559	48,723	93,851	93,216	1,216,968	1,120,289	2,387,624	2,105,566

CHANGE IN UNITS:
Beginning units	1,885	1,954	6,589	6,720	54,424	55,645	48,030	55,191
Units purchased	-	-	-	-	-	-	1,552	1,619
Units redeemed	(58)	(69)	(359)	(131)	(2,134)	(1,221)	(1,965)	(8,780)

Ending units	1,827	1,885	6,230	6,589	52,290	54,424	47,617	48,030

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	MSBF		NVAMV1		NVAMVX		NVCBD1
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$16,071	4,209	1,611	(2,212)	1,143	(175)	6,714	2,761
Realized gain (loss) on investments	(4,483)	(62,283)	(5,469)	129,090	(2,675)	71,927	(1,486)	(100,841)
Change in unrealized gain (loss) on investments	(5,287)	(24,357)	11,529	(222,442)	6,439	(106,572)	9,595	(4,545)
Reinvested capital gains	21,138	-	32,168	80,058	15,068	32,450	-	581

Net increase (decrease) in contract owners’ equity resulting from operations	27,439	(82,431)	39,839	(15,506)	19,975	(2,370)	14,823	(102,044)

Equity transactions:
Purchase payments received from contract owners (note 4)	784	-	-	-	523	-	-	-
Transfers between funds	(42,148)	(1,319,880)	-	(39,048)	34,363	11,762	190	(88,988)
Redemptions (notes 2, 3, and 4)	(32,682)	(26,039)	(30,863)	(106,970)	(7,984)	(19,396)	(17,787)	(27,760)
Adjustments to maintain reserves	(6)	21	56	(9,408)	(8)	(3,091)	(6)	2,243

Net equity transactions	(74,052)	(1,345,898)	(30,807)	(155,426)	26,894	(10,725)	(17,603)	(114,505)

Net change in contract owners’ equity	(46,613)	(1,428,329)	9,032	(170,932)	46,869	(13,095)	(2,780)	(216,549)
Contract owners’ equity at beginning of period	433,248	1,861,577	575,873	746,805	236,077	249,172	416,617	633,166

Contract owners’ equity at end of period	$386,635	433,248	584,905	575,873	282,946	236,077	413,837	416,617

CHANGE IN UNITS:
Beginning units	21,702	89,791	14,708	18,583	15,445	15,902	35,535	45,404
Units purchased	113	19	-	-	3,195	915	16	78
Units redeemed	(3,736)	(68,108)	(781)	(3,875)	(1,407)	(1,372)	(1,501)	(9,947)

Ending units	18,079	21,702	13,927	14,708	17,233	15,445	34,050	35,535

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	NVMIG1		NVMIVX		NVMLG1		NVMMG1
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$419	(1,653)	3,935	4,965	10,832	13,067	(6,520)	(6,859)
Realized gain (loss) on investments	(193)	(50,220)	597	34,920	(7,067)	(1,817)	(2,709)	(239,735)
Change in unrealized gain (loss) on investments	13,099	(7,858)	30,697	(53,460)	176,361	(118,156)	86,154	(71,573)
Reinvested capital gains	-	4,631	-	-	18,371	64,196	-	126,280

Net increase (decrease) in contract owners’ equity resulting from operations	13,325	(55,100)	35,229	(13,575)	198,497	(42,710)	76,925	(191,887)

Equity transactions:
Purchase payments received from contract owners (note 4)	-	-	-	-	-	-	-	-
Transfers between funds	(10,974)	(8,026)	46,521	-	994,418	13,009	1,254	(2,251)
Redemptions (notes 2, 3, and 4)	(5,759)	(1,189)	(4,602)	(30,444)	(22,878)	(13,026)	(6,940)	(10,169)
Adjustments to maintain reserves	(3)	(10,886)	(1)	(7,715)	-	(9,022)	(22)	(71,089)

Net equity transactions	(16,736)	(20,101)	41,918	(38,159)	971,540	(9,039)	(5,708)	(83,509)

Net change in contract owners’ equity	(3,411)	(75,201)	77,147	(51,734)	1,170,037	(51,749)	71,217	(275,396)
Contract owners’ equity at beginning of period	106,688	181,889	233,106	284,840	317,914	369,663	410,571	685,967

Contract owners’ equity at end of period	$103,277	106,688	310,253	233,106	1,487,951	317,914	481,788	410,571

CHANGE IN UNITS:
Beginning units	9,784	10,204	19,629	22,252	5,658	5,674	12,058	12,387
Units purchased	-	787	3,651	-	14,553	205	38	136
Units redeemed	(1,476)	(1,207)	(363)	(2,623)	(360)	(221)	(189)	(465)

Ending units	8,308	9,784	22,917	19,629	19,851	5,658	11,907	12,058

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	NVMMV2		NVNMO1		NVOLG1		NVRE1
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$104	(457)	(1,674)	(1,879)	(4,283)	(43,146)	(3,012)	295
Realized gain (loss) on investments	(733)	8,622	(587)	31,839	165,896	19,709	(158,535)	208,575
Change in unrealized gain (loss) on investments	(11,388)	(25,265)	24,743	(80,894)	1,152,507	(2,507,280)	137,813	(469,880)
Reinvested capital gains	22,567	11,683	13,464	19,872	-	464,877	14,260	55,416

Net increase (decrease) in contract owners’ equity resulting from operations	10,550	(5,417)	35,946	(31,062)	1,314,120	(2,065,840)	(9,474)	(205,594)

Equity transactions:
Purchase payments received from contract owners (note 4)	-	-	-	-	145	(198)	-	-
Transfers between funds	-	-	-	-	(102,667)	(7,849)	(558,347)	(47,097)
Redemptions (notes 2, 3, and 4)	(3,434)	(69,440)	(3,753)	(1,686)	(848,191)	(611,806)	(9,900)	(2,314)
Adjustments to maintain reserves	(18)	(2,704)	5	(7,144)	278	107	-	(71,068)

Net equity transactions	(3,452)	(72,144)	(3,748)	(8,830)	(950,435)	(619,746)	(568,247)	(120,479)

Net change in contract owners’ equity	7,098	(77,561)	32,198	(39,892)	363,685	(2,685,586)	(577,721)	(326,073)
Contract owners’ equity at beginning of period	152,162	229,723	169,530	209,422	6,468,423	9,154,009	620,969	947,042

Contract owners’ equity at end of period	$159,260	152,162	201,728	169,530	6,832,108	6,468,423	43,248	620,969

CHANGE IN UNITS:
Beginning units	3,971	5,751	4,118	4,158	141,660	153,894	17,788	19,110
Units purchased	-	-	-	-	183	595	28	1,020
Units redeemed	(89)	(1,780)	(89)	(40)	(19,294)	(12,829)	(16,702)	(2,342)

Ending units	3,882	3,971	4,029	4,118	122,549	141,660	1,114	17,788

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	NVSTB2		SAM		SCF		SCGF
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$(2)	(46)	54,208	(3,751)	(17,784)	(21,336)	(1,906)	(2,096)
Realized gain (loss) on investments	(271)	(1,294)	-	-	(231,378)	(31,387)	(714)	(23,285)
Change in unrealized gain (loss) on investments	308	(308)	-	-	340,514	(892,743)	22,122	(43,145)
Reinvested capital gains	-	-	-	40	10,108	456,175	-	21,525

Net increase (decrease) in contract owners’ equity resulting from operations	35	(1,648)	54,208	(3,711)	101,460	(489,291)	19,502	(47,001)

Equity transactions:
Purchase payments received from contract owners (note 4)	-	-	710,822	189,994	-	(266)	-	-
Transfers between funds	-	-	(387,517)	130,840	(649,709)	(208,964)	(5,961)	(10,278)
Redemptions (notes 2, 3, and 4)	(8,506)	(13,336)	(450,475)	(861,144)	(139,204)	(38,876)	(3,167)	(4,620)
Adjustments to maintain reserves	3	(23)	41	137	310	(847)	(13)	(14,790)

Net equity transactions	(8,503)	(13,359)	(127,129)	(540,173)	(788,603)	(248,953)	(9,141)	(29,688)

Net change in contract owners’ equity	(8,468)	(15,007)	(72,921)	(543,884)	(687,143)	(738,244)	10,361	(76,689)
Contract owners’ equity at beginning of period	8,468	23,475	1,649,712	2,193,596	1,734,265	2,472,509	127,312	204,001

Contract owners’ equity at end of period	$-	8,468	1,576,791	1,649,712	1,047,122	1,734,265	137,673	127,312

CHANGE IN UNITS:
Beginning units	913	2,353	147,480	195,790	21,247	24,235	7,457	8,202
Units purchased	-	-	71,646	51,396	32	310	-	-
Units redeemed	(913)	(1,440)	(82,583)	(99,706)	(9,864)	(3,298)	(491)	(745)

Ending units	-	913	136,543	147,480	11,415	21,247	6,966	7,457

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	SCVF		TRF		AMCG		AMSRS
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$(4,179)	(4,912)	(1,421)	(22,299)	(3,277)	(3,500)	(10,373)	(10,401)
Realized gain (loss) on investments	(7,133)	16,480	(2,576)	562,397	94	2,600	6,148	36,473
Change in unrealized gain (loss) on investments	50,883	(129,512)	(33,936)	(1,251,962)	37,837	(135,959)	199,195	(356,276)
Reinvested capital gains	19,508	65,558	117,550	315,144	-	43,668	15,256	88,367

Net increase (decrease) in contract owners’ equity resulting from operations	59,079	(52,386)	79,617	(396,720)	34,654	(93,191)	210,226	(241,837)

Equity transactions:
Purchase payments received from contract owners (note 4)	-	-	-	53	-	-	-	-
Transfers between funds	(8,999)	(274)	(85,286)	(1,666,871)	-	-	(208)	(36)
Redemptions (notes 2, 3, and 4)	(21,009)	(20,363)	(58,405)	(92,019)	(4,217)	(9,090)	(41,355)	(198,919)
Adjustments to maintain reserves	27	(16,331)	17	(6)	(11)	46	(16)	3,119

Net equity transactions	(29,981)	(36,968)	(143,674)	(1,758,843)	(4,228)	(9,044)	(41,579)	(195,836)

Net change in contract owners’ equity	29,098	(89,354)	(64,057)	(2,155,563)	30,426	(102,235)	168,647	(437,673)
Contract owners’ equity at beginning of period	401,398	490,752	1,269,484	3,425,047	213,539	315,774	862,597	1,300,270

Contract owners’ equity at end of period	$430,496	401,398	1,205,427	1,269,484	243,965	213,539	1,031,244	862,597

CHANGE IN UNITS:
Beginning units	8,459	8,875	24,297	59,149	13,477	13,998	25,751	31,195
Units purchased	1	-	91	544	-	-	7	20
Units redeemed	(623)	(416)	(2,768)	(35,396)	(254)	(521)	(1,142)	(5,464)

Ending units	7,837	8,459	21,620	24,297	13,223	13,477	24,616	25,751

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	AMTB		TRHS2		VWBF		VWEM
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$75,337	39,732	(3,625)	(4,047)	2,766	3,060	2,039	(6,024)
Realized gain (loss) on investments	(29,054)	(14,314)	(142)	30,578	(5,658)	(2,315)	1,299	(357,802)
Change in unrealized gain (loss) on investments	52,607	(75,955)	(3,336)	(77,714)	11,966	(10,067)	5,435	(3,458)
Reinvested capital gains	-	-	9,257	4,586	-	-	-	117,440

Net increase (decrease) in contract owners’ equity resulting from operations	98,890	(50,537)	2,154	(46,597)	9,074	(9,322)	8,773	(249,844)

Equity transactions:
Purchase payments received from contract owners (note 4)	-	-	-	-	-	-	-	-
Transfers between funds	342,551	1,375,862	609	10,155	-	-	(25,590)	(437,884)
Redemptions (notes 2, 3, and 4)	(232,696)	(171,754)	(24,192)	(28,630)	(11,336)	(2,432)	(3,958)	(10,734)
Adjustments to maintain reserves	323	784	11	761	(2)	(7)	(12)	2

Net equity transactions	110,178	1,204,892	(23,572)	(17,714)	(11,338)	(2,439)	(29,560)	(448,616)

Net change in contract owners’ equity	209,068	1,154,355	(21,418)	(64,311)	(2,264)	(11,761)	(20,787)	(698,460)
Contract owners’ equity at beginning of period	2,144,505	990,150	271,658	335,969	100,715	112,476	116,394	814,854

Contract owners’ equity at end of period	$2,353,573	2,144,505	250,240	271,658	98,451	100,715	95,607	116,394

CHANGE IN UNITS:
Beginning units	166,991	72,021	5,094	5,421	5,992	6,138	5,108	26,652
Units purchased	26,409	109,495	14	224	-	-	1	8
Units redeemed	(17,808)	(14,525)	(471)	(551)	(657)	(146)	(1,231)	(21,552)

Ending units	175,592	166,991	4,637	5,094	5,335	5,992	3,878	5,108

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	VWHA		VWHAS
	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$1,437	192	316	77
Realized gain (loss) on investments	(830)	(523)	3,181	2,316
Change in unrealized gain (loss) on investments	(6,160)	8,103	(5,893)	74
Reinvested capital gains	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	(5,553)	7,772	(2,396)	2,467

Equity transactions:
Purchase payments received from contract owners (note 4)	-	-	-	-
Transfers between funds	-	-	(8,673)	6,765
Redemptions (notes 2, 3, and 4)	(8,052)	(6,184)	(1,087)	(1,262)
Adjustments to maintain reserves	4	(14)	(3)	8

Net equity transactions	(8,048)	(6,198)	(9,763)	5,511

Net change in contract owners’ equity	(13,601)	1,574	(12,159)	7,978
Contract owners’ equity at beginning of period	117,064	115,490	43,332	35,354

Contract owners’ equity at end of period	$103,463	117,064	31,173	43,332

CHANGE IN UNITS:
Beginning units	4,380	4,616	5,153	4,481
Units purchased	-	-	207	1,195
Units redeemed	(306)	(236)	(1,448)	(523)

Ending units	4,074	4,380	3,912	5,153

*

For all subaccounts not included herein but listed as an investment option in note 1(b), there was no activity during the two-year period. See note 1(b) for all investments available for which no contract owners were invested at December 31, 2023, if applicable.

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2023

(1) Background and Summary of Significant Accounting Policies

(a) Organization and Nature of Operations

The Nationwide VA Separate Account-B (the Separate Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life and Annuity Insurance Company (the Company) on March 6, 1991. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. The Separate Account is an Investment Company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, Financial Services – Investment Companies. The Company offers tax qualified and non-tax qualified Individual Deferred Variable Annuity Contracts through the Separate Account.

(b) The Contracts

The Separate Account offers variable annuity insurance benefits intended to serve the long-term saving needs of investors. The primary distribution for the contracts is through the brokerage community; however, other distributors are utilized. Contract features are described in the applicable prospectus.

A contract owner may choose from among a number of different underlying mutual fund options. The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

With certain exceptions, contract owners in either the accumulation or payout phase may invest in any of the following:

ALLSPRING GLOBAL INVESTMENTS

Allspring Variable Trust - VT Discovery SMID Cap Growth Fund: Class 2 (SVDF)

Allspring Variable Trust - VT Opportunity Fund: Class 2 (SVOF)

AMERICAN CENTURY INVESTMENTS

American Century Variable Portfolios, Inc. - American Century VP Balanced Fund: Class I (ACVB)

American Century Variable Portfolios, Inc. - American Century VP Capital Appreciation Fund: Class I (ACVCA)*

American Century Variable Portfolios, Inc. - American Century VP International Fund: Class I (ACVI)

American Century Variable Portfolios, Inc. - American Century VP Disciplined Core Value Fund: Class I (ACVIG)

American Century Variable Portfolios II, Inc. - American Century VP Inflation Protection Fund: Class II (ACVIP2)

American Century Variable Portfolios, Inc. - American Century VP Ultra(R) Fund: Class I (ACVU1)

BNY MELLON INVESTMENT MANAGEMENT

BNY Mellon Variable Investment Fund - Appreciation Portfolio: Initial Shares (DCAP)*

BNY Mellon Variable Investment Fund - Growth and Income Portfolio: Initial Shares (DGI)

BNY Mellon Stock Index Fund, Inc.: Initial Shares (DSIF)

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.: Initial Shares (DSRG)

BNY Mellon Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares (DVSCS)

FEDERATED HERMES, INC.

Federated Hermes Insurance Series - Federated Hermes Quality Bond Fund II: Primary Shares (FQB)

FIDELITY INVESTMENTS

Fidelity Variable Insurance Products Fund - VIP Asset Manager Portfolio: Initial Class (FAMP)

Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Initial Class (FEIP)

Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Initial Class (FGP)

Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Initial Class (FHIP)

Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Service Class (FIGBS)

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Initial Class (FOP)

Fidelity Variable Insurance Products Fund - VIP Value Strategies Portfolio: Service Class (FVSS)

INVESCO INVESTMENTS

Invesco - Invesco V.I. Core Plus Bond Fund: Series I Shares (IVCPBI)

Invesco - Invesco V.I. Discovery Mid Cap Growth Fund: Series I (OVAG)

Invesco - Invesco V.I. Main Street Fund: Series I (OVGI)*

Invesco - Invesco V.I. Global Fund: Series I (OVGS)

Invesco - Invesco V.I. Conservative Balanced Fund: Series I (OVMS)

JANUS HENDERSON INVESTORS

Janus Aspen Series - Janus Henderson Forty Portfolio: Service Shares (JACAS)

Janus Aspen Series - Janus Henderson Global Technology and Innovation Portfolio: Service Shares (JAGTS)

Janus Aspen Series - Janus Henderson Overseas Portfolio: Service Shares (JAIGS)

LINCOLN FUNDS

Lincoln Variable Insurance Products Trust - LVIP JPMorgan Mid Cap Value Fund: Standard Class (LJPMVS)

NATIONWIDE VA SEPARATE ACCOUNT-B NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2023

MORGAN STANLEY

Morgan Stanley Variable Insurance Fund, Inc. - Emerging Markets Debt Portfolio: Class I (MSEM)

Morgan Stanley Variable Insurance Fund, Inc. - U.S. Real Estate Portfolio: Class I (MSVRE)

NATIONWIDE FUNDS GROUP

Nationwide Variable Insurance Trust - NVIT BlackRock Equity Dividend Fund: Class II (EIF2)

Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I (GBF)

Nationwide Variable Insurance Trust - NVIT Emerging Markets Fund: Class I (GEM)

Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class I (GIG)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II (GVDMA)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II (GVDMC)

Nationwide Variable Insurance Trust - NVIT S&P 500 Index Fund: Class I (GVEX1)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II (GVIDA)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II (GVIDC)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II (GVIDM)

Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I (MCIF)

Nationwide Variable Insurance Trust - NVIT Amundi Multi Sector Bond Fund: Class I (MSBF)

Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class I (NVAMV1)

Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class X (NVAMVX)

Nationwide Variable Insurance Trust - NVIT Core Bond Fund: Class I (NVCBD1)

Nationwide Variable Insurance Trust - NVIT NS Partners International Focused Growth Fund: Class I (NVMIG1)

Nationwide Variable Insurance Trust - NVIT Columbia Overseas Value Fund: Class X (NVMIVX)

Nationwide Variable Insurance Trust - NVIT Jacobs Levy Large Cap Growth Fund: Class I (NVMLG1)

Nationwide Variable Insurance Trust - NVIT Allspring Discovery Fund: Class I (NVMMG1)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Value Fund: Class II (NVMMV2)

Nationwide Variable Insurance Trust - NVIT Jacobs Levy Large Cap Core Fund: Class I (NVNMO1)

Nationwide Variable Insurance Trust - NVIT Calvert Equity Fund: Class I (NVNSR1)*

Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Core Fund: Class I (NVOLG1)

Nationwide Variable Insurance Trust - NVIT Real Estate Fund: Class I (NVRE1)

Nationwide Variable Insurance Trust - NVIT Loomis Short Term Bond Fund: Class II (NVSTB2)*

Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class I (SAM)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class I (SCF)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Growth Fund: Class I (SCGF)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class I (SCVF)

Nationwide Variable Insurance Trust - NVIT AQR Large Cap Defensive Style Fund: Class I (TRF)

NEUBERGER & BERMAN MANAGEMENT, INC.

Neuberger Berman Advisers Management Trust - Mid-Cap Growth Portfolio: Class I Shares (AMCG)

Neuberger Berman Advisers Management Trust - Sustainable Equity Portfolio: Class I Shares (AMSRS)

Neuberger Berman Advisers Management Trust - Short Duration Bond Portfolio: Class I Shares (AMTB)

T. ROWE PRICE

T. Rowe Price Equity Series, Inc. - T. Rowe Price Health Sciences Portfolio: II (TRHS2)

VAN ECK ASSOCIATES CORPORATION

VanEck VIP Trust - VanEck VIP Emerging Markets Bond Fund: Initial Class (VWBF)

VanEck VIP Trust - VanEck VIP Emerging Markets Fund: Initial Class (VWEM)

VanEck VIP Trust - VanEck VIP Global Resources Fund: Initial Class (VWHA)

VanEck VIP Trust - VanEck VIP Global Resources Fund: Class S (VWHAS)

*	At December 31, 2023, contract owners were not invested in this fund.

Unless listed below, the financial statements presented are as of December 31, 2023 and for each of the years in the two-year period ended December 31, 2023. For the subaccounts listed below with inception dates in 2023, the financial statements are as of December 31, 2023 and for the period from the inception date to December 31, 2023. For the subaccounts listed below with inception dates in 2022, the prior year financial statements reflect the period from inception date to December 31, 2022.

	Inception Date	Liquidation Date
Invesco - Invesco V.I. Core Plus Bond Fund: Series I Shares (IVCPBI)	4/29/2022
Lincoln Variable Insurance Products Trust - LVIP JPMorgan Mid Cap Value Fund: Standard Class (LJPMVS)	4/28/2023

NATIONWIDE VA SEPARATE ACCOUNT-B NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2023

For the one-year period ended December 31, 2023, the following subaccount mergers occurred. The subaccounts that were acquired during the year are no longer available as of December 31, 2023.

Acquired Underlying Mutual Fund	Acquiring Underlying Mutual Fund	Effective Date
JPMorgan Insurance Trust - JPMorgan Insurance Trust Mid Cap Value Portfolio: Class 1 (JPMMV1)	Lincoln Variable Insurance Products Trust - LVIP JPMorgan Mid Cap Value Fund: Standard Class (LJPMVS)	4/28/2023

For the one-year period ended December 31, 2023, the following subaccount name changes occurred:

Subaccount Abbreviation	Current Legal Name	Prior Legal Name	Effective Date
SVDF	Allspring Variable Trust - VT Discovery SMID Cap Growth Fund: Class 2	Allspring Variable Trust - VT Discovery Fund: Class 2	5/1/2023
NVNMO1	Nationwide Variable Insurance Trust - NVIT Jacobs Levy Large Cap Core Fund: Class I	Nationwide Variable Insurance Trust - NVIT Neuberger Berman Multi Cap Opportunities Fund: Class I	5/1/2023
NVNSR1	Nationwide Variable Insurance Trust - NVIT Calvert Equity Fund: Class I	Nationwide Variable Insurance Trust - NVIT BNY Mellon Sustainable U.S. Equity Fund: Class I	5/1/2023
NVSTB2	Nationwide Variable Insurance Trust - NVIT Loomis Short Term Bond Fund: Class II	Nationwide Variable Insurance Trust - NVIT Short Term Bond Fund: Class II	5/1/2023
AMCG	Neuberger Berman Advisers Management Trust - Mid-Cap Growth Portfolio: Class I Shares	Neuberger Berman Advisers Management Trust - Mid-Cap Growth Portfolio: I Class Shares	5/1/2023
AMTB	Neuberger Berman Advisers Management Trust - Short Duration Bond Portfolio: Class I Shares	Neuberger Berman Advisers Management Trust - Short Duration Bond Portfolio: I Class Shares	5/1/2023

The contract owners’ equity is affected by the investment results of each fund, equity transactions by contract owners and certain contract expenses (see note 2). The accompanying financial statements include only contract owners’ purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

A purchase payment could be presented as a negative equity transaction in the Statements of Changes in Contract Owners’ Equity if a prior period purchase payment is refunded to a contract owner due to a contract cancellation during the free look period, and/or if a gain is realized by the contract owner during the free look period.

The Company allocates purchase payments to subaccounts and/or the fixed account as instructed by the contract owner. Shares of the subaccounts are purchased at Net Asset Value, then converted into accumulation units. Certain transactions may be subject to conditions imposed by the underlying mutual funds, as well as those set forth in the contract.

(c) Security Valuation, Transactions and Related Investment Income

Investments in underlying mutual funds are valued at the closing Net Asset Value per share at December 31, 2023 of such funds. The cost of investments sold is determined on a first in - first out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends and capital gain distributions are accrued as of the ex-dividend date and are reinvested in the underlying mutual funds.

(d) Federal Income Taxes

Operations of the Separate Account form a part of, and are taxed with, operations of the Company which is taxed as a life insurance company under the Internal Revenue Code. The Company does not provide for income taxes within the Separate Account. Taxes are generally the responsibility of the contract owner upon termination or withdrawal.

(e) Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Calculation of Annuity Reserves

At each financial reporting date, the Separate Account financial statements include an aggregate amount of net assets allocated to future contract benefits for the contracts in the payout (annuitization) period. The payout (annuitization) period begins when amounts accumulated under the contract (the contract value) are applied according to the payment method selected by the contract owner.

Annuity reserves are computed for contracts in the variable payout stage according to industry standard mortality tables. The assumed investment return is 3.5% unless the annuitant elects otherwise, in which case the rate may vary from 3.5% to 6%, as regulated by the laws of the respective states. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if reserves exceed amounts required, transfers may be made to the Company.

NATIONWIDE VA SEPARATE ACCOUNT-B NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2023

(g) Adjustments to Maintain reserves (ATM)

Adjustments to Maintain reserves primarily represent timing related adjustments absorbed by the general account in order to maintain appropriate contract owner account balances.

(h) Subsequent Events

The Company evaluated subsequent events through the date the financial statements were issued with the Securities and Exchange Commission, and no subsequent events have occurred requiring accrual or disclosures.

(2) Expenses

The Separate Account assesses charges associated with the contract. These charges are either assessed as a direct reduction in unit values or through a redemption of units from the subaccounts contained within the Separate Account. The assessment of charges varies based on the contract and any additional riders or benefits elected. The additional riders or benefits and related charges specific to each contract are described in detail in the applicable prospectus. The maximum variable account charge for contracts offered through the Separate Account is 1.45%.

Contract Charges
Recurring Variable Account Charges - assessed through a reduction in unit values	Equal, on an annualized basis, to 1.45% of the daily value of the allocations to the underlying fund options

(3) Annuity Benefits

Annuity benefit proceeds result in a redemption of the policy value from the Separate Account and payment of those proceeds, less any outstanding policy loans (and policy charges), to the legal beneficiary. For last survivor flexible premium policies, the proceeds are payable on the death of the last surviving insured. In the event that the guaranteed death benefit exceeds the policy value on the date of death, the excess is paid by the Company’s general account.

(4) Related Party Transactions

The Company performs various services on behalf of the mutual fund companies in which the Separate Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, postage, fund transfer agency and various other record keeping and customer service functions. These fees are paid to an affiliate of the Company.

Contract owners may, with certain restrictions, transfer their assets between the Separate Account and a fixed dollar contract (fixed account) maintained in the accounts of the Company. The fixed account assets are not reflected in the accompanying financial statements. In addition, the Separate Account portion of contract owner loans is transferred to the accounts of the Company for administration and collection. Loan repayments are transferred to the Separate Account at the direction of the contract owner. For the years ended December 31, 2023 and 2022, total transfers to the Separate Account from the fixed account were $0 and $0, respectively, and total transfers from the Separate Account to the fixed account were $0 and $0, respectively. Transfers from the Separate Account to the fixed account are included in redemptions, and transfers to the Separate Account from the fixed account are included in purchase payments received from contract owners, as applicable, on the accompanying Statements of Changes in Contract Owners’ Equity.

(5) Fair Value Measurement

FASB ASC 820, Fair Value Measurements and Disclosures, defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs.

In accordance with FASB ASC 820, the Separate Account categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Separate Account categorizes financial assets recorded at fair value as follows:

•

Level 1 – Unadjusted quoted prices accessible in active markets and mutual funds where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the measurement date.

•

Level 2 – Unadjusted quoted prices for similar assets or liabilities in active markets, quotes prices for identical or similar assets or liabilities in markets that are not active or inputs (other than quotes prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means. Primary inputs to this valuation technique may include comparative trades, bid/asks, interest rate movements, U.S. Treasury rates, Secures Overnight Financing Rate, prime rates, cash flows, maturity dates, callability, estimated prepayments and/or underlying collateral values.

NATIONWIDE VA SEPARATE ACCOUNT-B NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2023

•

Level 3 – Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

The investments used by all subaccounts are mutual funds and are valued using daily Net Asset Values (NAVs), which are deemed to approximate fair values. As such, all funds are classified as Level 1 Investments.

The cost of purchases and proceeds from sales of Investments for the year ended December 31, 2023 are as follows:

Subaccount Abbreviation*	Purchases of Investments	Sales of Investments
SVDF	$-	$38,983
SVOF	113,059	64,843
ACVB	274,165	109,739
ACVI	4,703	54,629
ACVIG	4,533	133,298
ACVIP2	1,329,427	73,272
ACVU1	31,728	16,467
DGI	47,732	17,717
DSIF	252,419	525,288
DSRG	25,608	3,028
DVSCS	875,374	15,588
FQB	6,509	17,395
FAMP	32,166	134,076
FEIP	196,104	1,932,899
FGP	144,486	246,271
FHIP	86,265	1,662,356
FIGBS	460,825	89,666
FOP	676,154	26,906
FVSS	1,125,207	72,912
IVCPBI	31,815	137,186
OVAG	7,637	1,081
OVGS	190,197	132,642
OVMS	6,890	66,898
JACAS	24,271	8,439
JAGTS	11,799	34,048
JAIGS	682	8,264
LJPMVS	208,054	34,051
MSEM	503	84
MSVRE	10,480	39,705
EIF2	192,348	21,653
GBF	11,693	40,858
GEM	47,803	27,949
GIG	2,315	45,996
GVDMA	28,923	38,679
GVDMC	152,722	654,070
GVEX1	113,115	1,230,516
GVIDA	586	2,252
GVIDC	-	6,510
GVIDM	-	63,298
MCIF	207,458	118,034
MSBF	44,244	81,080
NVAMV1	42,128	39,211
NVAMVX	68,923	25,811
NVCBD1	12,779	23,663
NVMIG1	1,869	18,183
NVMIVX	54,072	8,218
NVMLG1	1,029,707	28,965
NVMMG1	1,295	13,501
NVMMV2	24,886	5,649

NATIONWIDE VA SEPARATE ACCOUNT-B NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2023

NVNMO1	14,418	6,381
NVOLG1	101,709	1,056,704
NVRE1	19,228	576,227
NVSTB2	-	8,508
SAM	879,397	952,358
SCF	16,913	813,501
SCGF	-	11,034
SCVF	21,211	35,890
TRF	137,820	165,383
AMCG	-	7,495
AMSRS	18,552	55,232
AMTB	447,301	262,108
TRHS2	9,783	27,734
VWBF	4,217	12,787
VWEM	3,509	31,019
VWHA	3,027	9,643
VWHAS	2,412	11,856

*	Represents abbreviation of investment name. For full investment name and related abbreviation, see note 1(b).

NATIONWIDE VA SEPARATE ACCOUNT-B NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2023

(6) Financial Highlights

The Company offers several variable annuity products through the Separate Account that have unique combinations of features and fees that are assessed to the contract owner. Differences in fee structures result in a variety of contract expense rates, unit fair values and total returns. The following tabular presentation is a summary of units, unit fair values, contract owners’ equity outstanding and contract expense rates for variable annuity contracts as of December 31, 2023, and the investment income ratio and total return for each of the periods in the five-year period ended December 31, 2023. The information is presented as a value or range of minimum to maximum values based upon product grouping. The range is determined by identifying the lowest and the highest contract expense rate for contracts with units outstanding as of the balance sheet date. The unit fair values and total returns related to these identified contract expense rates are also disclosed as a value or range below. Accordingly, some individual contract amounts may not be within the ranges presented. Total return and investment income ratio for periods with no ending Contract Owners’ Equity were considered to be irrelevant, and therefore are not presented. Contract Owners’ Equity presented below may not agree to the Contract Owners’ Equity presented in the Statements of Changes in Contract Owners’ Equity due to reserves for annuity contracts in payout.

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Allspring Variable Trust - VT Discovery SMID Cap Growth Fund: Class 2 (SVDF)
2023	1.45%	401	$72.34	$29,017	0.00%	18.41%
2022	1.45%	981	61.09	59,871	0.00%	-38.75%
2021	1.45%	1,358	99.74	135,452	0.00%	-6.42%
2020	1.45%	1,439	106.59	153,377	0.00%	60.29%
2019	1.45%	3,504	66.49	232,994	0.00%	37.00%
Allspring Variable Trust - VT Opportunity Fund: Class 2 (SVOF)
2023	1.45%	15,297	$96.10	$1,470,121	0.00%	24.67%
2022	1.45%	15,828	77.09	1,220,129	0.00%	-21.95%
2021	1.45%	17,254	98.77	1,704,191	0.04%	22.97%
2020	1.45%	19,273	80.32	1,547,962	0.45%	19.25%
2019	1.45%	22,583	67.36	1,521,085	0.28%	29.56%
American Century Variable Portfolios, Inc. - American Century VP Balanced Fund: Class I (ACVB)
2023	1.45%	22,581	$38.95	$879,607	1.97%	14.72%
2022	1.45%	18,164	33.95	616,757	1.20%	-18.46%
2021	1.45%	19,936	41.64	830,210	0.72%	14.09%
2020	1.45%	20,905	36.50	762,999	1.18%	10.90%
2019	1.45%	23,121	32.91	760,966	1.57%	18.11%
American Century Variable Portfolios, Inc. - American Century VP Capital Appreciation Fund: Class I (ACVCA)
2020	1.45%	8,067	59.93	483,413	0.00%	40.39%
2019	1.45%	11,932	42.69	509,368	0.00%	33.60%
American Century Variable Portfolios, Inc. - American Century VP International Fund: Class I (ACVI)
2023	1.45%	6,947	$31.67	$220,020	1.42%	10.94%
2022	1.45%	8,609	28.55	245,751	1.51%	-25.84%
2021	1.45%	9,528	38.49	366,777	0.17%	7.17%
2020	1.45%	12,133	35.92	435,796	0.49%	24.05%
2019	1.45%	13,651	28.95	395,272	0.88%	26.56%
American Century Variable Portfolios, Inc. - American Century VP Disciplined Core Value Fund: Class I (ACVIG)
2023	1.45%	6,567	$32.60	$214,054	1.43%	7.08%
2022	1.45%	10,760	30.44	327,553	1.77%	-14.00%
2021	1.45%	11,004	35.40	389,471	1.08%	21.86%
2020	1.45%	10,702	29.05	310,865	1.96%	10.19%
2019	1.45%	10,459	26.36	275,691	2.01%	22.15%
American Century Variable Portfolios II, Inc. - American Century VP Inflation Protection Fund: Class II (ACVIP2)
2023	1.45%	114,504	$13.80	$1,579,790	3.61%	1.90%
2022	1.45%	20,636	13.54	279,392	5.22%	-14.34%
2021	1.45%	23,199	15.80	366,654	3.15%	4.73%
2020	1.45%	21,136	15.09	318,969	1.35%	7.97%
2019	1.45%	24,604	13.98	343,908	2.27%	7.32%
American Century Variable Portfolios, Inc. - American Century VP Ultra(R) Fund: Class I (ACVU1)
2023	1.45%	1,861	$54.75	$101,898	0.00%	41.44%
2022	1.45%	1,671	38.71	64,640	0.00%	-33.36%
2021	1.45%	1,775	58.08	103,090	0.00%	21.37%
2020	1.45%	3,615	47.85	172,932	0.00%	47.68%
2019	1.45%	3,513	32.40	113,824	0.00%	32.63%
BNY Mellon Variable Investment Fund - Appreciation Portfolio: Initial Shares (DCAP)
2020	1.45%	18,755	43.33	812,591	0.78%	21.90%
2019	1.45%	21,157	35.55	752,041	1.16%	34.12%

NATIONWIDE VA SEPARATE ACCOUNT-B NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2023

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***
BNY Mellon Variable Investment Fund - Growth and Income Portfolio: Initial Shares (DGI)
2023	1.45%	4,830	$52.85	$255,306	0.67%	24.85%
2022	1.45%	4,664	42.33	197,437	0.77%	-16.05%
2021	1.45%	6,576	50.43	331,600	0.47%	23.81%
2020	1.45%	6,734	40.73	274,266	0.78%	22.83%
2019	1.45%	6,882	33.16	228,204	1.07%	27.25%
BNY Mellon Stock Index Fund, Inc.: Initial Shares (DSIF)
2023	1.45%	64,931	$77.78	$5,050,214	1.41%	24.11%
2022	1.45%	71,301	62.67	4,468,315	1.28%	-19.50%
2021	1.45%	106,570	77.85	8,296,454	1.14%	26.55%
2020	1.45%	106,713	61.52	6,564,678	1.54%	16.30%
2019	1.45%	131,258	52.90	6,943,090	1.71%	29.28%
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.: Initial Shares (DSRG)
2023	1.45%	4,216	$54.86	$231,297	0.72%	22.03%
2022	1.45%	4,216	44.96	189,532	0.52%	-23.99%
2021	1.45%	4,235	59.14	250,473	0.73%	25.16%
2020	1.45%	4,239	47.26	200,317	1.07%	22.34%
2019	1.45%	4,241	38.63	163,809	1.51%	32.41%
BNY Mellon Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares (DVSCS)
2023	1.45%	28,957	$44.15	$1,278,518	0.61%	13.72%
2022	1.45%	6,454	38.83	250,582	0.92%	-17.86%
2021	1.45%	6,513	47.27	307,841	0.67%	24.32%
2020	1.45%	6,644	38.02	252,609	1.21%	9.03%
2019	1.45%	8,994	34.87	313,628	0.93%	20.44%
Federated Hermes Insurance Series - Federated Hermes Quality Bond Fund II: Primary Shares (FQB)
2023	1.45%	15,159	$16.25	$246,398	2.65%	4.60%
2022	1.45%	16,038	15.54	249,219	2.64%	-10.59%
2021	1.45%	17,629	17.38	306,385	2.63%	-2.83%
2020	1.45%	19,921	17.88	356,303	2.76%	6.55%
2019	1.45%	21,474	16.79	360,446	3.06%	7.86%
Fidelity Variable Insurance Products Fund - VIP Asset Manager Portfolio: Initial Class (FAMP)
2023	1.45%	27,273	$34.92	$952,494	2.25%	11.31%
2022	1.45%	30,961	31.38	971,433	1.92%	-16.17%
2021	1.45%	36,965	37.43	1,383,526	1.48%	8.33%
2020	1.45%	46,832	34.55	1,618,096	1.45%	13.21%
2019	1.45%	53,273	30.52	1,625,895	1.75%	16.53%
Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Initial Class (FEIP)
2023	1.45%	51,564	$53.68	$2,768,081	1.31%	9.05%
2022	1.45%	88,126	49.23	4,338,253	2.59%	-6.33%
2021	1.45%	62,602	52.56	3,290,170	1.89%	23.08%
2020	1.45%	65,950	42.70	2,816,037	1.78%	5.15%
2019	1.45%	74,837	40.61	3,039,087	2.01%	25.60%
Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Initial Class (FGP)
2023	1.45%	28,009	$93.43	$2,616,910	0.13%	34.27%
2022	1.45%	30,216	69.59	2,102,608	0.62%	-25.55%
2021	1.45%	33,438	93.47	3,125,359	0.00%	21.43%
2020	1.45%	35,739	76.97	2,750,932	0.08%	41.81%
2019	1.45%	41,175	54.28	2,234,960	0.25%	32.37%
Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Initial Class (FHIP)
2023	1.45%	40,335	$22.57	$910,339	2.52%	8.88%
2022	1.45%	115,587	20.73	2,395,967	5.30%	-12.66%
2021	1.45%	136,415	23.73	3,237,494	5.70%	2.90%
2020	1.45%	121,187	23.06	2,795,101	4.96%	1.26%
2019	1.45%	132,527	22.78	3,018,710	3.98%	13.44%
Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Service Class (FIGBS)
2023	1.45%	185,106	$14.61	$2,704,698	2.82%	4.59%
2022	1.45%	160,613	13.97	2,243,901	4.38%	-14.28%
2021	1.45%	67,709	16.30	1,103,620	1.92%	-2.16%
2020	1.45%	87,615	16.66	1,459,612	2.11%	7.67%
2019	1.45%	93,888	15.47	1,452,697	2.50%	7.99%

NATIONWIDE VA SEPARATE ACCOUNT-B NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2023

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Initial Class (FOP)
2023	1.45%	71,155	$30.55	$2,174,006	1.39%	18.76%
2022	1.45%	47,606	25.73	1,224,677	1.93%	-25.58%
2021	1.45%	23,661	34.57	817,906	0.53%	17.96%
2020	1.45%	24,726	29.30	724,560	0.42%	13.94%
2019	1.45%	28,988	25.72	745,538	1.74%	25.91%
Fidelity Variable Insurance Products Fund - VIP Value Strategies Portfolio: Service Class (FVSS)
2023	1.45%	29,170	$44.12	$1,286,996	4.01%	19.03%
2022	1.45%	3,328	37.07	123,360	1.07%	-8.54%
2021	1.45%	3,224	40.53	130,620	1.56%	31.55%
2020	1.45%	2,581	30.81	79,518	1.28%	6.61%
2019	1.45%	3,246	28.90	93,805	1.60%	32.34%
Invesco - Invesco V.I. Core Plus Bond Fund: Series I Shares (IVCPBI)
2023	1.45%	42,026	$9.86	$414,430	2.42%	4.60%
2022	1.45%	53,281	9.43	502,290	0.44%	-5.73%	****
Invesco - Invesco V.I. Discovery Mid Cap Growth Fund: Series I (OVAG)
2023	1.45%	4,808	$17.84	$85,764	0.00%	11.52%
2022	1.45%	4,367	15.99	69,847	0.00%	-31.98%
2021	1.45%	4,333	23.51	101,890	0.00%	17.37%
2020	1.45%	4,880	20.03	97,768	0.05%	38.65%
2019	1.45%	20,314	14.45	293,517	0.00%	37.34%
Invesco - Invesco V.I. Main Street Fund: Series I (OVGI)
2020	1.45%	7,013	25.18	176,609	1.32%	12.29%
2019	1.45%	9,225	22.43	206,887	1.05%	30.17%
Invesco - Invesco V.I. Global Fund: Series I (OVGS)
2023	1.45%	19,530	$91.00	$1,777,279	0.22%	32.79%
2022	1.45%	20,868	68.53	1,430,159	0.00%	-32.75%
2021	1.45%	23,829	101.91	2,428,628	0.00%	13.82%
2020	1.45%	25,971	89.54	2,325,547	0.68%	25.79%
2019	1.45%	29,167	71.19	2,076,305	0.89%	29.88%
Invesco - Invesco V.I. Conservative Balanced Fund: Series I (OVMS)
2023	1.45%	12,925	$27.88	$360,396	1.81%	10.97%
2022	1.45%	15,249	25.13	383,163	1.36%	-18.06%
2021	1.45%	16,551	30.66	507,533	1.51%	9.03%
2020	1.45%	17,014	28.13	478,524	1.96%	13.19%
2019	1.45%	19,558	24.85	485,968	2.26%	15.81%
Janus Aspen Series - Janus Henderson Forty Portfolio: Service Shares (JACAS)
2023	1.45%	8,016	$40.54	$324,965	0.13%	37.64%
2022	1.45%	7,503	29.45	220,996	0.05%	-34.69%
2021	1.45%	7,763	45.10	350,143	0.00%	20.82%
2020	1.45%	8,803	37.33	328,578	0.16%	37.02%
2019	1.45%	10,496	27.24	285,949	0.02%	34.87%
Janus Aspen Series - Janus Henderson Global Technology and Innovation Portfolio: Service Shares (JAGTS)
2023	1.45%	6,878	$29.31	$201,636	0.00%	52.05%
2022	1.45%	7,811	19.28	150,594	0.00%	-38.04%
2021	1.45%	8,458	31.11	263,161	0.11%	16.04%
2020	1.45%	11,355	26.81	304,465	0.00%	48.55%
2019	1.45%	12,051	18.05	217,528	0.40%	42.72%
Janus Aspen Series - Janus Henderson Overseas Portfolio: Service Shares (JAIGS)
2023	1.45%	2,669	$16.50	$44,044	1.41%	8.99%
2022	1.45%	3,160	15.14	47,838	1.65%	-10.16%
2021	1.45%	3,647	16.86	61,472	1.03%	11.65%
2020	1.45%	3,727	15.10	56,267	1.19%	14.34%
2019	1.45%	4,953	13.20	65,398	1.88%	24.87%
Lincoln Variable Insurance Products Trust - LVIP JPMorgan Mid Cap Value Fund: Standard Class (LJPMVS)
2023	1.45%	17,617	$11.02	$194,163	1.93%	10.21%	****

NATIONWIDE VA SEPARATE ACCOUNT-B NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2023

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Morgan Stanley Variable Insurance Fund, Inc. - Emerging Markets Debt Portfolio: Class I (MSEM)
2023	1.45%	235	$26.80	$6,309	8.60%	10.22%
2022	1.45%	235	24.31	5,714	7.52%	-19.91%
2021	1.45%	235	30.36	7,135	5.11%	-3.44%
2020	1.45%	235	31.44	7,389	4.51%	4.01%
2019	1.45%	235	30.23	7,104	5.34%	12.60%
Morgan Stanley Variable Insurance Fund, Inc. - U.S. Real Estate Portfolio: Class I (MSVRE)
2023	1.45%	6,891	$67.45	$464,792	2.19%	12.86%
2022	1.45%	7,412	59.77	442,984	1.19%	-28.11%
2021	1.45%	8,541	83.14	710,151	2.08%	37.78%
2020	1.45%	8,387	60.34	506,085	2.82%	-18.06%
2019	1.45%	9,075	73.64	668,357	1.90%	17.21%
Nationwide Variable Insurance Trust - NVIT BlackRock Equity Dividend Fund: Class II (EIF2)
2023	1.45%	20,501	$31.79	$651,653	1.75%	10.15%
2022	1.45%	16,470	28.86	475,278	1.15%	-5.68%
2021	1.45%	21,005	30.59	642,624	1.08%	18.26%
2020	1.45%	21,525	25.87	556,888	1.52%	1.85%
2019	1.45%	23,180	25.40	588,790	1.64%	25.16%
Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I (GBF)
2023	1.45%	19,902	$17.18	$341,824	2.69%	3.19%
2022	1.45%	21,864	16.65	363,932	1.69%	-13.82%
2021	1.45%	31,320	19.31	604,914	1.55%	-3.50%
2020	1.45%	36,857	20.01	737,681	2.13%	4.54%
2019	1.45%	37,479	19.14	717,541	2.18%	4.73%
Nationwide Variable Insurance Trust - NVIT Emerging Markets Fund: Class I (GEM)
2023	1.45%	29,351	$19.52	$572,988	1.72%	2.66%
2022	1.45%	28,368	19.02	539,464	0.91%	-25.84%
2021	1.45%	6,256	25.64	160,412	0.90%	-8.62%
2020	1.45%	11,722	28.06	328,926	1.96%	11.66%
2019	1.45%	11,882	25.13	298,612	2.28%	21.16%
Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class I (GIG)
2023	1.45%	4,307	$19.03	$81,951	2.66%	19.94%
2022	1.45%	6,916	15.86	109,708	1.88%	-15.37%
2021	1.45%	50,083	18.74	938,706	2.06%	11.03%
2020	1.45%	76,250	16.88	1,287,216	1.16%	6.38%
2019	1.45%	86,462	15.87	1,372,034	2.06%	17.39%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II (GVDMA)
2023	1.45%	6,864	$27.89	$191,414	0.00%	16.22%
2022	1.45%	7,227	24.00	173,413	0.00%	-19.46%
2021	1.45%	7,683	29.79	228,909	0.15%	11.98%
2020	1.45%	8,089	26.61	215,224	0.22%	10.70%
2019	1.45%	8,586	24.04	206,366	1.75%	20.06%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II (GVDMC)
2023	1.45%	26,938	$19.17	$516,487	0.00%	9.64%
2022	1.45%	53,735	17.49	939,723	0.00%	-15.63%
2021	1.45%	54,678	20.73	1,133,351	0.21%	5.16%
2020	1.45%	55,581	19.71	1,095,530	0.14%	6.98%
2019	1.45%	58,285	18.42	1,073,884	2.46%	11.84%
Nationwide Variable Insurance Trust - NVIT S&P 500 Index Fund: Class I (GVEX1)
2023	1.45%	72,388	$16.79	$1,215,477	0.80%	24.14%
2022	1.45%	144,798	13.53	1,958,572	6.06%	-19.50%
2021	1.45%	4,264	16.80	71,645	2.36%	26.51%
2020	1.45%	328	13.28	4,356	1.64%	32.82%	****
Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II (GVIDA)
2023	1.45%	1,827	$30.41	$55,559	0.00%	17.66%
2022	1.45%	1,885	25.85	48,723	0.00%	-20.06%
2021	1.45%	1,954	32.33	63,182	0.13%	13.83%
2020	1.45%	2,024	28.41	57,494	0.23%	11.18%
2019	1.45%	2,094	25.55	53,501	2.05%	21.94%

NATIONWIDE VA SEPARATE ACCOUNT-B NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2023

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II (GVIDC)
2023	1.45%	6,230	$15.06	$93,851	0.00%	6.47%
2022	1.45%	6,589	14.15	93,216	0.00%	-13.46%
2021	1.45%	6,720	16.35	109,877	0.23%	1.26%
2020	1.45%	6,844	16.15	110,495	0.11%	5.17%
2019	1.45%	9,518	15.35	146,137	2.20%	7.94%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II (GVIDM)
2023	1.45%	52,290	$23.27	$1,216,968	0.00%	13.06%
2022	1.45%	54,424	20.58	1,120,289	0.00%	-17.76%
2021	1.45%	55,645	25.03	1,392,808	0.19%	8.71%
2020	1.45%	63,310	23.02	1,457,635	0.14%	8.74%
2019	1.45%	64,049	21.17	1,356,087	2.19%	16.04%
Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I (MCIF)
2023	1.45%	47,617	$50.14	$2,387,326	1.29%	14.38%
2022	1.45%	48,030	43.83	2,105,304	1.11%	-14.65%
2021	1.45%	55,191	51.36	2,834,486	1.23%	22.46%
2020	1.45%	54,328	41.94	2,278,457	1.16%	11.47%
2019	1.45%	65,918	37.62	2,479,997	1.39%	23.83%
Nationwide Variable Insurance Trust - NVIT Amundi Multi Sector Bond Fund: Class I (MSBF)
2023	1.45%	18,079	$21.39	$386,635	5.56%	7.13%
2022	1.45%	21,702	19.96	433,248	1.74%	-3.71%
2021	1.45%	89,791	20.73	1,861,577	5.38%	3.71%
2020	1.45%	95,055	19.99	1,900,175	3.27%	2.55%
2019	1.45%	113,615	19.49	2,214,699	4.95%	7.59%
Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class I (NVAMV1)
2023	1.45%	13,927	$41.98	$584,669	1.74%	7.27%
2022	1.45%	14,708	39.14	575,666	1.11%	-2.56%
2021	1.45%	18,583	40.17	746,351	1.26%	32.58%
2020	1.45%	20,210	30.29	612,260	1.64%	0.02%
2019	1.45%	22,662	30.29	686,398	2.58%	25.11%
Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class X (NVAMVX)
2023	1.45%	17,233	$16.42	$282,946	1.87%	7.42%
2022	1.45%	15,445	15.29	236,077	1.40%	-2.45%
2021	1.45%	15,902	15.67	249,172	1.35%	32.76%
2020	1.45%	15,006	11.80	177,126	1.33%	18.03%	****
Nationwide Variable Insurance Trust - NVIT Core Bond Fund: Class I (NVCBD1)
2023	1.45%	34,050	$12.15	$413,837	3.11%	3.66%
2022	1.45%	35,535	11.72	416,617	2.01%	-15.93%
2021	1.45%	45,404	13.95	633,166	1.07%	-2.46%
2020	1.45%	113,545	14.30	1,623,411	2.55%	5.46%
2019	1.45%	123,393	13.56	1,672,854	5.66%	7.36%
Nationwide Variable Insurance Trust - NVIT NS Partners International Focused Growth Fund: Class I (NVMIG1)
2023	1.45%	8,308	$12.43	$103,277	1.88%	14.00%
2022	1.45%	9,784	10.90	106,688	0.00%	-38.83%
2021	1.45%	10,204	17.83	181,889	0.38%	-2.52%
2020	1.45%	10,046	18.29	183,695	1.07%	48.85%
2019	1.45%	8,886	12.28	109,157	1.16%	31.22%
Nationwide Variable Insurance Trust - NVIT Columbia Overseas Value Fund: Class X (NVMIVX)
2023	1.45%	22,917	$13.54	$310,253	2.88%	14.00%
2022	1.45%	19,629	11.88	233,106	3.51%	-7.23%
2021	1.45%	22,252	12.80	284,840	3.32%	8.98%
2020	1.45%	22,669	11.75	266,276	0.00%	17.46%	****
Nationwide Variable Insurance Trust - NVIT Jacobs Levy Large Cap Growth Fund: Class I (NVMLG1)
2023	1.45%	19,851	$74.96	$1,487,951	3.35%	33.40%
2022	1.45%	5,658	56.19	317,914	5.32%	-13.76%
2021	1.45%	5,674	65.15	369,663	0.00%	38.41%
2020	1.45%	7,010	47.07	330,004	0.00%	28.21%
2019	1.45%	7,364	36.71	270,360	3.82%	28.64%

NATIONWIDE VA SEPARATE ACCOUNT-B NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2023

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Nationwide Variable Insurance Trust - NVIT Allspring Discovery Fund: Class I (NVMMG1)
2023	1.45%	11,907	$40.46	$481,788	0.00%	18.84%
2022	1.45%	12,058	34.05	410,571	0.00%	-38.51%
2021	1.45%	12,387	55.38	685,967	0.09%	-6.09%
2020	1.45%	7,624	58.97	449,565	0.00%	58.57%
2019	1.45%	9,532	37.19	354,469	0.00%	35.26%
Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Value Fund: Class II (NVMMV2)
2023	1.45%	3,882	$41.02	$159,260	1.52%	7.06%
2022	1.45%	3,971	38.32	152,162	1.20%	-4.07%
2021	1.45%	5,751	39.94	229,723	0.74%	22.22%
2020	1.45%	5,968	32.68	195,052	2.17%	-2.58%
2019	1.45%	5,146	33.55	172,637	1.95%	22.05%
Nationwide Variable Insurance Trust - NVIT Jacobs Levy Large Cap Core Fund: Class I (NVNMO1)
2023	1.45%	4,029	$50.06	$201,728	0.53%	21.61%
2022	1.45%	4,118	41.17	169,530	0.40%	-18.26%
2021	1.45%	4,158	50.37	209,422	0.31%	24.74%
2020	1.45%	4,187	40.38	169,063	0.45%	11.90%
2019	1.45%	3,961	36.08	142,924	0.66%	26.21%
Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Core Fund: Class I (NVOLG1)
2023	1.45%	122,549	$55.73	$6,829,187	1.39%	22.09%
2022	1.45%	141,660	45.64	6,465,860	0.87%	-23.23%
2021	1.45%	153,894	59.46	9,149,895	0.54%	28.35%
2020	1.45%	145,323	46.32	6,731,521	1.34%	17.17%
2019	1.45%	158,633	39.53	6,271,077	1.70%	35.62%
Nationwide Variable Insurance Trust - NVIT Real Estate Fund: Class I (NVRE1)
2023	1.45%	1,114	$38.83	$43,248	0.87%	11.24%
2022	1.45%	17,788	34.91	620,969	1.50%	-29.55%
2021	1.45%	19,110	49.55	947,042	0.97%	44.62%
2020	1.45%	24,798	34.27	849,743	1.47%	-6.76%
2019	1.45%	28,505	36.75	1,047,527	1.89%	28.81%
Nationwide Variable Insurance Trust - NVIT Loomis Short Term Bond Fund: Class II (NVSTB2)
2022	1.45%	913	9.28	8,468	1.23%	-7.03%
2021	1.45%	2,353	9.98	23,475	0.00%	-2.03%	****
Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class I (SAM)
2023	1.45%	136,543	$11.55	$1,576,462	4.66%	3.23%
2022	1.45%	147,480	11.18	1,649,423	1.27%	-0.17%
2021	1.45%	195,790	11.20	2,193,428	0.00%	-1.45%
2020	1.45%	234,166	11.37	2,661,949	0.21%	-1.21%
2019	1.45%	181,381	11.51	2,087,157	1.75%	0.31%
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class I (SCF)
2023	1.45%	11,415	$91.66	$1,046,302	0.32%	12.34%
2022	1.45%	21,247	81.59	1,733,546	0.41%	-19.94%
2021	1.45%	24,235	101.92	2,469,824	0.00%	28.94%
2020	1.45%	27,059	79.04	2,138,767	0.02%	20.91%
2019	1.45%	30,866	65.37	2,017,752	0.07%	23.83%
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Growth Fund: Class I (SCGF)
2023	1.45%	6,966	$19.76	$137,673	0.00%	15.77%
2022	1.45%	7,457	17.07	127,312	0.00%	-31.37%
2021	1.45%	8,202	24.88	204,001	0.00%	8.71%
2020	1.45%	8,213	22.88	187,957	0.00%	38.85%
2019	1.45%	8,441	16.48	139,112	0.00%	33.74%
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class I (SCVF)
2023	1.45%	7,837	$54.89	$430,205	0.42%	15.75%
2022	1.45%	8,459	47.42	401,143	0.34%	-14.18%
2021	1.45%	8,875	55.25	490,327	0.00%	30.13%
2020	1.45%	10,714	42.46	454,932	0.07%	3.63%
2019	1.45%	11,791	40.98	483,136	1.01%	17.28%

NATIONWIDE VA SEPARATE ACCOUNT-B NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2023

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Nationwide Variable Insurance Trust - NVIT AQR Large Cap Defensive Style Fund: Class I (TRF)
2023	1.45%	21,620	$55.75	$1,205,427	1.34%	6.71%
2022	1.45%	24,297	52.25	1,269,484	0.64%	-9.77%
2021	1.45%	59,149	57.91	3,425,047	0.85%	20.12%
2020	1.45%	57,467	48.21	2,770,374	1.09%	8.75%
2019	1.45%	67,575	44.33	2,995,431	1.23%	27.43%
Neuberger Berman Advisers Management Trust - Mid-Cap Growth Portfolio: Class I Shares (AMCG)
2023	1.45%	13,223	$18.45	$243,965	0.00%	16.44%
2022	1.45%	13,477	15.84	213,539	0.00%	-29.77%
2021	1.45%	13,998	22.56	315,774	0.00%	11.35%
2020	1.45%	14,295	20.26	289,615	0.00%	37.95%
2019	1.45%	22,403	14.69	329,015	0.00%	30.82%
Neuberger Berman Advisers Management Trust - Sustainable Equity Portfolio: Class I Shares (AMSRS)
2023	1.45%	24,616	$41.89	$1,031,244	0.35%	25.06%
2022	1.45%	25,751	33.50	862,597	0.42%	-19.63%
2021	1.45%	31,195	41.68	1,300,270	0.38%	21.69%
2020	1.45%	34,287	34.25	1,174,407	0.60%	17.83%
2019	1.45%	37,993	29.07	1,104,438	0.58%	24.06%
Neuberger Berman Advisers Management Trust - Short Duration Bond Portfolio: Class I Shares (AMTB)
2023	1.45%	175,592	$13.39	$2,351,687	4.78%	4.37%
2022	1.45%	166,991	12.83	2,142,850	4.93%	-6.56%
2021	1.45%	72,021	13.73	989,045	2.98%	-0.72%
2020	1.45%	58,646	13.83	811,208	2.37%	1.96%
2019	1.45%	64,406	13.57	873,777	1.96%	2.18%
T. Rowe Price Equity Series, Inc. - T. Rowe Price Health Sciences Portfolio: II (TRHS2)
2023	1.45%	4,637	$53.97	$250,240	0.00%	1.20%
2022	1.45%	5,094	53.33	271,658	0.00%	-13.95%
2021	1.45%	5,421	61.98	335,969	0.00%	11.19%
2020	1.45%	5,050	55.74	281,470	0.00%	27.39%
2019	1.45%	4,871	43.75	213,112	0.00%	26.76%
VanEck VIP Trust - VanEck VIP Emerging Markets Bond Fund: Initial Class (VWBF)
2023	1.45%	5,335	$18.45	$98,451	4.22%	9.79%
2022	1.45%	5,992	16.81	100,715	4.51%	-8.27%
2021	1.45%	6,138	18.32	112,476	5.10%	-5.44%
2020	1.45%	6,315	19.38	122,381	7.12%	7.34%
2019	1.45%	7,513	18.05	135,620	0.33%	10.98%
VanEck VIP Trust - VanEck VIP Emerging Markets Fund: Initial Class (VWEM)
2023	1.45%	3,878	$24.65	$95,607	3.49%	8.18%
2022	1.45%	5,108	22.79	116,394	0.32%	-25.47%
2021	1.45%	26,652	30.57	814,854	0.95%	-13.15%
2020	1.45%	25,372	35.20	893,146	1.97%	15.55%
2019	1.45%	29,001	30.46	883,515	0.48%	28.70%
VanEck VIP Trust - VanEck VIP Global Resources Fund: Initial Class (VWHA)
2023	1.45%	4,074	$25.40	$103,463	2.77%	-4.98%
2022	1.45%	4,380	26.73	117,064	1.61%	6.83%
2021	1.45%	4,616	25.02	115,490	0.43%	17.20%
2020	1.45%	4,849	21.35	103,518	0.93%	17.38%
2019	1.45%	5,364	18.19	97,553	0.00%	10.25%
VanEck VIP Trust - VanEck VIP Global Resources Fund: Class S (VWHAS)
2023	1.45%	3,912	$7.97	$31,173	2.36%	-5.23%
2022	1.45%	5,153	8.41	43,332	1.63%	6.56%
2021	1.45%	4,481	7.89	35,354	0.29%	16.96%
2020	1.45%	4,035	6.75	27,226	0.74%	17.10%
2019	1.45%	4,433	5.76	25,542	0.00%	9.93%

NATIONWIDE VA SEPARATE ACCOUNT-B NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2023

*

This represents the annual contract expense rate or range of annual contract expense rates of the variable account at the period end indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual funds and charges made directly to contract owner accounts through the redemption of units.

**

This represents the ratio of dividends for the period indicated, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by monthly average net assets (excluding months where net assets are zero). The investment income ratio for subaccounts initially funded during the period presented has not been annualized. The ratios exclude those expenses that result in direct reductions to the contract owner accounts through reductions in unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

***

This represents the total return or range of minimum and maximum total returns for the period indicated, including changes in the value of the underlying mutual fund, which reflects the reduction of unit values for expenses assessed. The total returns do not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return is not annualized if the underlying mutual fund option was initially added and funded during the period presented. Minimum and maximum ranges are not shown for underlying mutual fund options for which a single contract expense rate (product option) exists. In such cases, the total return presented is representative of all units issued and outstanding at period end.

****	Subaccounts denoted indicate the underlying mutual fund option was initially added and funded during the period presented.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(A Wholly Owned Subsidiary of Nationwide Life Insurance Company)

2023 Statutory Financial Statements and Supplemental Schedules

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

FOR THE YEAR ENDED DECEMBER 31, 2023

Independent Auditors’ Report

Audit Committee of the Board of Directors

Nationwide Life and Annuity Insurance Company:

Opinions

We have audited the financial statements of Nationwide Life and Annuity Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities, capital and surplus as of December 31, 2023 and 2022, and the related statutory statements of operations, changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2023, and the related notes to the statutory financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2023, in accordance with accounting practices prescribed or permitted by the Ohio Department of Insurance (the Department) described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2023.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the Department, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information Schedule I Summary of Investments - Other Than Investments in Related Parties, Schedule IV Reinsurance, and Schedule V Valuation and Qualifying Accounts is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Securities and Exchange Commission’s Regulation S-X. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ KPMG LLP

Columbus, Ohio

April 8, 2024

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus

	December 31,
(in millions, except share amounts)	2023	2022

Admitted assets
Invested assets
Bonds	$35,432	$31,433
Stocks	49	55
Mortgage loans, net of allowance	9,037	8,260
Policy loans	301	216
Derivative assets	937	740
Cash, cash equivalents and short-term investments	1,628	1,256
Securities lending collateral assets	210	94
Other invested assets	1,338	1,156
Total invested assets	$48,932	$43,210
Accrued investment income	416	343
Deferred federal income tax assets, net	175	150
Corporate-owned life insurance	1,032	500
Other assets	316	239
Separate account assets	5,322	3,496
Total admitted assets	$56,193	$47,938

Liabilities, capital and surplus
Liabilities
Future policy benefits and claims	$43,559	$38,246
Asset valuation reserve	662	521
Funds held under coinsurance	1,753	1,348
Current federal income taxes payable	214	28
Securities lending payable	210	94
Payable for securities	1,182	709
Other liabilities	198	337
Accrued transfers from separate accounts	(139)	(84)
Separate account liabilities	5,322	3,496
Total liabilities	$52,961	$44,695

Capital and surplus
Capital shares ($40 par value; authorized, issued and outstanding - 66,000 shares)	$3	$3
Special surplus funds	33	-
Additional paid-in capital	4,759	4,759
Unassigned deficit	(1,563)	(1,519)
Total capital and surplus	$3,232	$3,243
Total liabilities, capital and surplus	$56,193	$47,938

See accompanying notes to statutory financial statements.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Statutory Statements of Operations

	Year ended December 31,
(in millions)	2023	2022	(As Adjusted) 2021

Revenues
Premiums and annuity considerations	$9,571	$7,282	$5,270
Net investment income	1,451	1,555	2,247
Reserve adjustment on reinsurance ceded	(150)	(158)	(147)
Other revenues	129	298	267
Total revenues	$11,001	$8,977	$7,637

Benefits and expenses
Benefits to policyholders and beneficiaries	$2,992	$2,097	$2,462
Increase in reserves for future policy benefits and claims	5,294	4,312	3,426
Net transfers to separate accounts	1,443	1,104	441
Commissions	1,002	825	725
Other expenses	553	498	490
Total benefits and expenses	$11,284	$8,836	$7,544

(Loss) income before federal income tax expense and net realized capital losses on investments	$(283)	$141	$93
Federal income tax expense	219	5	62

(Loss) income before net realized capital losses on investments	$(502)	$136	$31
Net realized capital losses on investments, net of federal income tax (benefit) expense of $(3), $8 and $25 in 2023, 2022 and 2021, respectively and excluding $(18), $(12) and $(5) of net realized capital losses transferred to the interest maintenance reserve in 2023, 2022 and 2021, respectively	(28)	(39)	(25)
Net (loss) income	$(530)	$97	$6

See accompanying notes to statutory financial statements.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Statutory Statements of Changes in Capital and Surplus

(in millions) (As Adjusted)	Capital shares	Special surplus funds	Additional paid-in capital	Unassigned deficit	Capital and surplus
Balance as of December 31, 2020	$3	$-	$3,559	$(1,090)	$2,472

Change in reserve on account of change in valuation basis[1]	-	-	-	547	547
Cumulative effect of change in accounting principle[1]	-	-	-	(663)	(663)
Correction of error (see Note 2)	-	-	-	46	46
Balance as of January 1, 2021	$3	$-	$3,559	$(1,160)	$2,402

Capital contributions from Nationwide Life Insurance Company	-	-	400	-	400
Net income	-	-	-	6	6
Change in asset valuation reserve	-	-	-	(136)	(136)
Change in deferred income taxes[1]	-	-	-	(38)	(38)
Change in nonadmitted assets	-	-	-	(33)	(33)
Change in net unrealized capital gains and losses, net of tax expense of $12	-	-	-	48	48
Other, net	-	-	-	(35)	(35)
Balance as of December 31, 2021	$3	$-	$3,959	$(1,348)	$2,614

Cumulative effect of change in accounting principle	-	-	-	13	13
Correction of errors (see Note 2)	-	-	-	6	6
Balance as of January 1, 2022	$3	$-	$3,959	$(1,329)	$2,633

Capital contributions from Nationwide Life Insurance Company	-	-	800	-	800
Net income	-	-	-	97	97
Change in asset valuation reserve	-	-	-	(139)	(139)
Change in deferred income taxes	-	-	-	1	1
Change in nonadmitted assets	-	-	-	(66)	(66)
Change in liability for reinsurance in unauthorized companies	-	-	-	(86)	(86)
Change in net unrealized capital gains and losses, net of tax expense of $9	-	-	-	38	38
Other, net	-	-	-	(35)	(35)
Balance as of December 31, 2022	$3	$-	$4,759	$(1,519)	$3,243

Net loss	-	-	-	(530)	(530)
Change in asset valuation reserve	-	-	-	(97)	(97)
Change in deferred income taxes	-	-	-	195	195
Change in nonadmitted assets, including admitted disallowed interest maintenance reserve	-	33	-	(196)	(163)
Change in liability for reinsurance in unauthorized companies	-	-	-	86	86
Change in net unrealized capital gains and losses, net of tax benefit of $9	-	-	-	(3)	(3)
Other, net[2]	-	-	-	501	501
Balance as of December 31, 2023	$3	$33	$4,759	$(1,563)	$3,232

1

Effective January 1, 2021, the Company elected to apply Ohio Administrative Code 3901-1-67 to its derivative instruments hedging indexed products and indexed annuity reserve liabilities. At adoption, the decrease in statutory surplus of ($231) million was comprised of $547 million in change in reserve on account of change in valuation basis, ($663) million in cumulative effect of change in accounting principle and ($115) million in change in net deferred income tax.

2

Includes the net impact on surplus related to the October 1, 2023 recapture of the intercompany life insurance reinsurance agreements with Olentangy Reinsurance, LLC and the implementation of the October 1, 2023 intercompany reinsurance agreement with Eagle Captive Reinsurance, LLC as discussed in Note 10.

See accompanying notes to statutory financial statements.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Statutory Statements of Cash Flow

	Year ended December 31,
(in millions)	2023	2022	(As Adjusted) 2021

Cash flows from operating activities
Premiums collected, net of reinsurance	$9,627	$7,291	$5,273
Net investment income	1,385	1,526	2,247
Other revenue	1,579	299	309
Policy benefits and claims paid	(3,142)	(2,228)	(2,640)
Commissions, operating expenses and taxes, other than federal income tax paid	(1,548)	(1,307)	(1,203)
Net transfers to separate accounts	(1,498)	(1,052)	(449)
Policyholders’ dividends paid	-	(1)	(1)
Federal income taxes (paid) recovered	(30)	(81)	46
Net cash provided by operating activities	$6,373	$4,447	$3,582

Cash flows from investing activities
Proceeds from investments sold, matured or repaid
Bonds	$1,198	$1,461	$2,512
Stocks	11	8	4
Mortgage loans	705	616	364
Other invested assets and other	546	64	608
Investment proceeds	$2,460	$2,149	$3,488
Cost of investments acquired
Bonds	$(5,195)	$(4,645)	$(5,931)
Stocks	(1)	(7)	(16)
Mortgage loans	(1,455)	(1,596)	(1,016)
Derivative assets	(250)	(45)	(135)
Other invested assets and other	(383)	(1,431)	(361)
Investments acquired	$(7,284)	$(7,724)	$(7,459)
Net increase in policy loans	(85)	(48)	(22)
Net cash used in investing activities	$(4,909)	$(5,623)	$(3,993)

Cash flows from financing activities and miscellaneous sources
Capital contributions from Nationwide Life Insurance Company	$-	$800	$400
Net change in short-term debt	-	(80)	80
Net change in deposits on deposit-type contract funds and other insurance liabilities	(11)	158	370
Purchase of corporate-owned life insurance	(500)	(500)	-
Other cash (used) provided	(581)	(229)	121
Net cash (used in) provided by financing activities and miscellaneous sources	$(1,092)	$149	$971

Net increase (decrease) in cash, cash equivalents and short-term investments	$372	$(1,027)	$560
Cash, cash equivalents and short-term investments at beginning of year	1,256	2,283	1,723
Cash, cash equivalents and short-term investments at end of year	$1,628	$1,256	$2,283
Supplemental disclosure of non-cash activities:
Exchange of bond investments	$373	$367	$531

See accompanying notes to statutory financial statements.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

(1)	Nature of Operations

Nationwide Life and Annuity Insurance Company (“NLAIC” or “the Company”) is an Ohio domiciled stock life insurance company and a member of the Nationwide group of companies (“Nationwide”), which is comprised of Nationwide Mutual Insurance Company (“NMIC”) and all of its subsidiaries and affiliates.

All of the outstanding shares of NLAIC’s common stock are owned by Nationwide Life Insurance Company (“NLIC”), an Ohio domiciled stock life insurance company. All of the outstanding shares of NLIC’s common stock are owned by Nationwide Financial Services, Inc. (“NFS”), a holding company formed by Nationwide Corporation, a wholly-owned subsidiary of NMIC.

The Company is licensed in 49 states and the District of Columbia. The Company offers individual annuity contracts including fixed annuity contracts, group annuity contracts including pension risk transfer (“PRT”) contracts, universal life insurance, variable universal life insurance, term life insurance and corporate-owned life insurance (“COLI”) on a non- participating basis. The Company sells its products through a diverse distribution network. Unaffiliated entities that sell, recommend or direct the purchase of the Company’s products to their own customer bases include independent broker- dealers, financial institutions, wirehouses and regional firms, independent marketing organizations and life insurance specialists. Affiliates who market products directly to a customer base include Nationwide Financial Network producers, which includes the agency distribution force of the Company’s ultimate majority parent company, NMIC. The Company believes its broad range of competitive products, strong distributor relationships and diverse distribution network position it to compete effectively under various economic conditions.

The Company’s wholly-owned, nonadmitted subsidiary, Olentangy Reinsurance, LLC (“Olentangy”), is a dormant Vermont domiciled special purpose financial insurance company.

The Company’s wholly-owned, nonadmitted subsidiary, Nationwide SBL, LLC (“NWSBL”), is an Ohio limited liability company and offers a securities-based lending product. A revolving line of credit allows clients to borrow against their taxable investment portfolio to address their financing needs.

The Company is subject to regulation by the insurance departments of states in which it is domiciled and/or transacts business and undergoes periodic examinations by those departments.

As of December 31, 2023 and 2022, the Company did not have a significant concentration of financial instruments in a single investee, industry or geographic region. Also, the Company did not have a concentration of business transactions with a particular customer, lender, distribution source, market or geographic region in which a single event could cause a severe impact to the Company’s financial position after considering insurance risk that has been transferred to external reinsurers.

(2)	Summary of Significant Accounting Policies

Use of Estimates

The preparation of the statutory financial statements requires the Company to make estimates and assumptions that affect the amounts reported in the statutory financial statements and accompanying notes. Significant estimates include certain investment and derivative valuations and future policy benefits and claims. Actual results could differ significantly from those estimates.

Basis of Presentation

Effective January 1, 2022, Harleysville Life Insurance Company (“HLIC”), an Ohio domiciled stock life insurance company and subsidiary of NMIC that offered universal and traditional life insurance, disability income insurance and fixed annuity contracts on a non-participating basis, completed a merger agreement with the Company. Pursuant to the merger agreement, which was deemed a statutory merger, the operations of HLIC were merged with and into the Company, with the Company continuing as the surviving entity. All shares of HLIC were cancelled and the outstanding surplus balance was merged into the Company’s additional paid-in capital and unassigned deficit. There was not a material impact on the Company’s capital and surplus as a result of the merger. All statutory financial statements and accompanying notes as of and for the year ended December 31, 2021, have been adjusted to reflect this merger.

The statutory financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the Ohio Department of Insurance (“the Department”). Prescribed statutory accounting practices are those practices incorporated directly or by reference in state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state but allowed by the domiciliary state regulatory authority.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The Company has elected to apply a prescribed practice promulgated under Ohio Administrative Code Section 3901-1-67 (“OAC 3901-1-67”) to its derivative instruments hedging indexed products and indexed annuity reserve liabilities in order to better align the measurement of indexed product reserves and the derivatives that hedge them. Under OAC 3901-1-67, derivative instruments are carried at amortized cost with the initial hedge cost amortized over the term and asset payoffs realized at the end of the term being reported through net investment income, rather than the derivative instruments being carried at fair value with asset payoffs realized over the term through net realized capital gains and losses. Additionally, the cash surrender value reserves for indexed annuity products only reflect index interest credits at the end of the crediting term as compared to partial index interest credits accumulating throughout the crediting term in increase in reserves for future policy benefits and claims.

Prior to October 1, 2023, the Company’s subsidiary, Olentangy, was granted a permitted practice from the State of Vermont allowing Olentangy to carry the assets placed into a trust account by Union Hamilton Reinsurance Ltd. (“UHRL”) on its statutory statements of admitted assets, liabilities and surplus at net admitted asset value for certain universal life and term life insurance policies. Effective October 1, 2023, Olentangy terminated this permitted practice due to the Company’s recapture of the reinsurance agreements.

If the prescribed or permitted practices were not applied, the Company’s risk-based capital would continue to be above regulatory action levels. A reconciliation of the Company’s net (loss) income between the National Association of Insurance Commissioners (“NAIC”) Accounting Practices and Procedures manual (“NAIC SAP”) and prescribed and permitted practice is shown below:

(in millions)	SSAP #	F/S Page	State of Domicile	2023	December 31, 2022	2021

Net (Loss) Income
Statutory Net (Loss) Income			OH	$(530)	$97	$6
State Prescribed Practice:
OAC 3901-1-67:
Derivative instruments	86	4	OH	201	(17)	(101)
Reserves for indexed annuities	51	4	OH	(161)	707	(250)
Tax impact	101	4	OH	(8)	(145)	189

NAIC SAP				$(498)	$642	$(156)

A reconciliation of the Company’s capital and surplus between the NAIC SAP and prescribed and permitted practices is shown below:

				As of December 31,
(in millions)	SSAP #	F/S Page	State of Domicile	2023	2022

Capital and Surplus
Statutory Capital and Surplus			OH	$3,232	$3,243
State Prescribed Practice:
OAC 3901-1-67:
Derivative instruments	86	2,4	OH	364	(203)
Reserves for indexed annuities	51	3,4	OH	(251)	(90)
Tax impact	101	2,4	OH	(24)	61
State Permitted Practice:
Subsidiary valuation - Olentangy	20	2	VT	-	(67)

NAIC SAP				$3,321	$2,944

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

Statutory accounting practices vary in some respects from U.S. generally accepted accounting principles (“GAAP”), including the following practices:

Financial Statements

●	Statutory financial statements are prepared using language and groupings substantially the same as the annual statements of the Company filed with the NAIC and state regulatory authorities;

●

assets must be included in the statutory statements of admitted assets, liabilities, capital and surplus at net admitted asset value and nonadmitted assets are excluded through a charge to capital and surplus;

●

an asset valuation reserve (“AVR”) is established in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies and is reported as a liability, and changes in the AVR are reported directly in capital and surplus;

●

an interest maintenance reserve (“IMR”) is established in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies and is reported as a liability or other asset, and the amortization of the IMR is reported as revenue;

●	the expense allowance associated with statutory reserving practices for investment contracts held in the separate accounts is reported in the general account as a negative liability;

●	accounting for contingencies requires recording a liability at the midpoint of a range of estimated possible outcomes when no better estimate in the range exists;

●	costs related to successful policy acquisitions are charged to operations in the year incurred;

●	negative cash balances are reported as negative assets;

●	certain income and expense items are charged or credited directly to capital and surplus;

●	amounts on deposit in internal qualified cash pools are reported as cash equivalents;

●	the statutory statements of cash flow are presented on the basis prescribed by the NAIC; and

●	the statutory financial statements do not include accumulated other comprehensive income.

Future Policy Benefits and Claims

●	Deposits to universal life contracts, investment contracts and limited payment contracts are included in revenue; and

●	future policy benefit reserves are based on statutory requirements.

Reinsurance Ceded

●	Certain assets and liabilities are reported net of ceded reinsurance balances; and

●	provision is made for amounts receivable and outstanding for more than 90 days through a charge to capital and surplus.

Investments

●	Investments in bonds are generally stated at amortized cost, except those with an NAIC designation of “6”, which are stated at the lower of amortized cost or fair value;

●	investments in preferred stocks are generally stated at amortized cost, except those with an NAIC designation of “4” through “6”, which are stated at the lower of amortized cost or fair value;

●	other-than-temporary impairments on bonds, excluding loan-backed and structured securities, are measured based on fair value and are not reversible;

●	the proportional amortized cost method is utilized to determine the liquidation value of Low-Income Housing Tax Credit Funds (“Tax Credit Funds”);

●

admitted subsidiary, controlled and affiliated entities are not consolidated; rather, those investments are generally carried at audited statutory capital and surplus or GAAP equity, as appropriate, and are recorded as an equity investment in stocks or other invested assets;

●

equity in earnings of subsidiary companies is recognized directly in capital and surplus as net unrealized capital gains or losses, while dividends from unconsolidated companies are recorded in operations as net investment income;

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

●

undistributed earnings and valuation adjustments from investments in joint ventures, partnerships and limited liability companies are recognized directly in capital and surplus as net unrealized capital gains or losses; and

●	gains on sales of investments between affiliated companies representing economic transactions are deferred at the parent level until the related assets are paid down or an external sale occurs.

Separate Accounts

●	Assets and liabilities of guaranteed separate accounts are reported as separate account assets and separate account liabilities, respectively.

Derivative Instruments

●	Derivatives used in effective hedging transactions are valued in a manner consistent with the hedged asset or liability;

●

with the exception of derivatives applying the prescribed practice under OAC 3901-1-67, unrealized gains and losses on derivatives that are not considered to be effective hedges are charged to capital and surplus;

●	interest earned on derivatives is charged to net investment income; and

●	embedded derivatives are not separated from the host contract and accounted for separately as a derivative instrument.

Federal Income Taxes

●

Changes in deferred federal income taxes are recognized directly in capital and surplus with limitations on the amount of deferred tax assets that can be reflected as an admitted asset (15% of capital and surplus); and

●	uncertain tax positions are subject to a “more likely than not” standard for federal and foreign income tax loss contingencies only.

Nonadmitted Assets

●

In addition to the nonadmitted assets described above, certain other assets are nonadmitted and charged directly to capital and surplus. These include prepaid assets, certain software and other receivables outstanding for more than 90 days.

The financial information included herein is prepared and presented in accordance with SAP prescribed or permitted by the Department. Certain differences exist between SAP and GAAP, which are presumed to be material.

Revenues and Benefits

Life insurance premiums are recognized as revenue over the premium paying period of the related policies when due. Annuity considerations are recognized as revenue when received. Policy benefits and claims that are expensed include interest credited to policy account balances, benefits and claims incurred in the period in excess of related policy reserves and other changes in future policy benefits.

Future Policy Benefits and Claims

Future policy benefits for traditional products are based on statutory mortality and interest requirements without consideration of withdrawals. The principal statutory mortality tables and interest assumptions used on policies in force are the 1958 Commissioner’s Standard Ordinary (“CSO”) table at interest rates of 2.5%, 3.0%, 3.5%, 4.0% and 4.5%, the 1980 CSO table at interest rates of 4.0%, 4.5%, 5.0% and 5.5%, the 2001 CSO table at an interest rate of 3.5% and 4.0% and the 2017 CSO table at an interest rate of 3.5% and 4.5%. The Company has applied principle-based reserving to all new individual life business. For business subject to principle-based reserving, additional reserves may be held where the deterministic and/or stochastic reserves are in excess of net premium reserves, as defined by Valuation Manual 20, Requirements for Principle-Based Reserves for Life Products (“VM-20”).

Future policy benefits for universal life and variable universal life contracts have been calculated based on participants’ contributions plus interest credited on any funds in the fixed account less applicable contract charges. These policies have been adjusted for possible future surrender charges in accordance with the Commissioner’s Reserve Valuation Method (“CRVM”). For business subject to principle-based reserving, the Company has calculated reserves under VM-20.

Future policy benefits for annuity products have been established based on contract term, interest rates and various contract provisions. Individual deferred annuity contracts issued in 1990 and after have been adjusted for possible future surrender charges in accordance with the Commissioner’s Annuity Reserve Valuation Method (“CARVM”).

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

Future policy benefits for PRT contracts have been established in accordance with the CRVM. Statutory reserves for PRT business are calculated as the present value of future benefit payments, using the prescribed 1994 Group Annuity Mortality table along with the AA projection mortality improvement scale and prescribed valuation rates as specified in Chapter 22 of the Valuation Manual.

The Company calculated its reserves for variable annuities using a stochastic reserve, which is floored at the cash surrender value, per Valuation Manual 21, Requirements for Principle-Based Reserves for Variable Annuities.

The aggregate reserves for individual accident and health policies consist of disabled life reserves and unearned premium reserves. The disabled life reserves are calculated using the 1952 Accidental Death Benefits table at 3.0% interest. Unearned premium reserves are based on the actual gross premiums and actual days.

The aggregate reserves for group accident and health and franchise accident and health policies consist of unearned premium reserves and claim reserves. The claim reserves are comprised of amounts to be paid on incurred but unreported claims plus benefits payable on disabled life claims. Disabled life claims for group long-term disability policies are based on the 1987 Commissioner’s Group Disability table, primarily discounted at 3.5%, 4.0% and 4.5% interest. Future policy benefits on other group health policies are not discounted.

The Company issues fixed and floating rate funding agreements to the Federal Home Loan Bank of Cincinnati (“FHLB”). The liabilities for such funding agreements are treated as annuities under Ohio law for life insurance companies and recorded in future policy benefits and claims. Refer to Note 9 for additional details.

Separate Accounts

Separate account assets represent contractholders’ funds that have been legally segregated into accounts with specific investment objectives. Separate account assets are primarily recorded at fair value, with the value of separate account liabilities set to equal the fair value of separate account assets. Separate account assets are primarily comprised of public, privately-registered and non-registered mutual funds, whose fair value is primarily based on the funds’ net asset value. Other separate account assets are recorded at fair value based on the methodology that is applicable to the underlying assets. In limited circumstances, other separate account assets are recorded at book value when the policyholder does not participate in the underlying portfolio experience.

Separate account liabilities, in conjunction with accrued transfers from separate accounts, represent contractholders’ funds adjusted for possible future surrender charges in accordance with the CARVM and the CRVM, respectively. The difference between full account value and CARVM/CRVM is reflected in accrued transfers to/from separate accounts, as prescribed by the NAIC, in the statutory statements of admitted assets, liabilities, capital and surplus. The annual change in the difference between full account value and CARVM/CRVM and its applicable federal income tax is reflected in the statutory statements of operations as part of the net transfers to/from separate accounts and federal income tax, respectively.

Retained Assets

The Company does not retain beneficiary assets. During a death benefit claim, the death benefit settlement method is payment to the beneficiary in the form of a check or electronic funds transfer.

Investments

Bonds and stocks of unaffiliated companies. Bonds are generally stated at amortized cost, except those with an NAIC designation of “6”, which are stated at the lower of amortized cost or fair value. Preferred stocks are generally stated at amortized cost, except those with an NAIC designation of “4” through “6”, which are stated at the lower of amortized cost or fair value. Common stocks are stated at fair value. Changes in the fair value of bonds and stocks stated at fair value are charged to capital and surplus.

Loan-backed and structured securities, which are included in bonds in the statutory financial statements, are stated in a manner consistent with the bond guidelines, but with additional consideration given to the special valuation rules implemented by the NAIC applicable to residential mortgage-backed securities that are not backed by U.S. government agencies, commercial mortgage-backed securities and certain other structured securities. Under these guidelines, an initial and adjusted NAIC designation is determined for each security. The initial NAIC designation, which takes into consideration the security’s amortized cost relative to an NAIC-prescribed valuation matrix, is used to determine the reporting basis (i.e., amortized cost or lower of amortized cost or fair value).

Interest income is recognized when earned, while dividends are recognized when declared. The Company nonadmits investment income due and accrued when amounts are over 90 days past due.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

For investments in loan-backed and structured securities, the Company recognizes income and amortizes discounts and premiums using the effective-yield method based on prepayment assumptions, generally obtained using a model provided by a third-party vendor, and the estimated economic life of the securities. When actual prepayments differ significantly from estimated prepayments, the effective-yield is recalculated to reflect actual payments to date and anticipated future payments. Any resulting adjustment is included in net investment income in the period the estimates are revised. All other investment income is recorded using the effective-yield method without anticipating the impact of prepayments.

Purchases and sales of bonds and stocks are recorded on the trade date, with the exception of private placement bonds, which are recorded on the funding date. Realized gains and losses are determined on a specific identification method on the trade date.

Independent pricing services are most often utilized, and compared to pricing from additional sources when available, to determine the fair value of bonds and stocks for which market quotations or quotations on comparable securities or models are used. For these bonds and stocks, the Company obtains the pricing services’ methodologies and classifies the investments accordingly in the fair value hierarchy.

Corporate pricing matrices are used in valuing certain bonds. The corporate pricing matrices were developed using publicly and privately available spreads segmented by various weighted average lives and credit quality ratings. Certain private placement bonds have adjusted spreads to capture the impacts of liquidity premium based on industry sector. The weighted average life and credit quality rating of a particular bond to be priced using those matrices are important inputs into the model and are used to determine a corresponding spread that is added to the appropriate industry sector or U.S. Treasury yield to create an estimated market yield for that bond. The estimated market yield and other relevant factors are then used to estimate the fair value of the particular bond.

Non-binding broker quotes are also utilized to determine the fair value of certain bonds when deemed appropriate or when valuations are not available from independent pricing services or corporate pricing matrices. These bonds are classified with the lowest priority in the fair value hierarchy as only one broker quote is ordinarily obtained, the investment is not traded on an exchange, the pricing is not available to other entities and/or the transaction volume in the same or similar investments has decreased. Inputs used in the development of prices are not provided to the Company by the brokers, as the brokers often do not provide the necessary transparency into their quotes and methodologies. At least annually, the Company performs reviews and tests to ensure that quotes are a reasonable estimate of the investment’s fair value. Price movements of broker quotes are subject to validation and require approval from the Company’s management. Management uses its knowledge of the investment and current market conditions to determine if the price is indicative of the investment’s fair value.

For all bonds, the Company considers its ability and intent to hold the security for a period of time sufficient to allow for the anticipated recovery in value, the expected recovery of principal and interest and the extent to which the fair value has been less than amortized cost. If the decline in fair value to below amortized cost is determined to be other-than-temporary, a realized loss is recorded equal to the difference between the amortized cost of the investment and its fair value.

The Company periodically reviews loan-backed and structured securities in an unrealized loss position by comparing the present value of cash flows, including estimated prepayments, expected to be collected from the security to the amortized cost basis of the security. If the present value of cash flows expected to be collected, discounted at the security’s effective interest rate, is less than the amortized cost basis of the security, the impairment is considered other-than-temporary and a realized loss is recorded.

All other bonds in an unrealized loss position are periodically reviewed to determine if a decline in fair value to below amortized cost is other-than-temporary. Factors considered during this review include timing and amount of expected cash flows, ability of the issuer to meet its obligations, financial condition and future prospects of the issuer, amount and quality of any underlying collateral and current economic and industry conditions that may impact an issuer.

Stocks may experience other-than-temporary impairment based on the prospects for full recovery in value in a reasonable period of time and the Company’s ability and intent to hold the stock to recovery. If a stock is determined to be other-than-temporarily impaired, a realized loss is recorded equal to the difference between the cost basis of the investment and its fair value.

Mortgage loans, net of allowance. The Company holds commercial mortgage loans that are collateralized by properties throughout the U.S. Mortgage loans are held at unpaid principal balance adjusted for premiums and discounts, less a valuation allowance. The Company also holds commercial mortgage loans of these property types that are under development. Mortgage loans under development are collateralized by the borrower’s common stock.

As part of the underwriting process, specific guidelines are followed to ensure the initial quality of a new mortgage loan. Third-party appraisals are obtained to support loaned amounts as the loans are collateral dependent or guaranteed.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The collectability and value of a mortgage loan is based on the ability of the borrower to repay and/or the value of the underlying collateral. Many of the Company’s mortgage loans are structured with balloon payment maturities, exposing the Company to risks associated with the borrowers’ ability to make the balloon payment or refinance the property. Loans are considered delinquent when contractual payments are 90 days past due.

Mortgage loans require a loan-specific reserve when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. When management determines that a loan requires a loan-specific reserve, a provision for loss is established equal to the difference between the carrying value and the fair value of the collateral less costs to sell. Loan-specific reserve charges are recorded in net unrealized capital gains and losses. In the event a loan-specific reserve charge is reversed, the recovery is also recorded in net unrealized capital gains and losses. If the mortgage loan is determined to be other-than-temporarily impaired, a realized loss is recorded equal to the difference between the cost basis of the loan and the fair value of the collateral less estimated costs to obtain and sell. Any previously recorded loan-specific reserve is reversed.

Management evaluates the credit quality of individual mortgage loans and the portfolio as a whole through a number of loan quality measurements, including, but not limited to, loan-to-value (“LTV”) and debt service coverage (“DSC”) ratios. The LTV ratio is calculated as a ratio of the amortized cost of a loan to the estimated value of the underlying collateral. DSC is the amount of cash flow generated by the underlying collateral of the mortgage loan available to meet periodic interest and principal payments of the loan. These loan quality measurements contribute to management’s assessment of relative credit risk in the mortgage loan portfolio. Based on underwriting criteria and ongoing assessment of the properties’ performance, management believes the amounts, net of valuation allowance, are collectible. This process identifies the risk profile and potential for loss individually and in the aggregate for the commercial mortgage loan portfolios. These factors are updated and evaluated at least annually. Due to the nature of the collateral underlying mortgage loans under development, these loans are not evaluated using the LTV and DSC ratios described above and instead are evaluated using other qualitative metrics.

Interest income on performing mortgage loans is recognized in net investment income over the life of the loan using the effective-yield method. Loans in default or in the process of foreclosure are placed on non-accrual status. Interest received on non-accrual status mortgage loans is included in net investment income in the period received. Loans are restored to accrual status when the principal and interest is current, and it is determined the future principal and interest payments are probable or the loan is modified.

Policy loans. Policy loans, which are collateralized by the related insurance policy, are held at the outstanding principal balance and do not exceed the net cash surrender value of the policy. As such, no valuation allowance for policy loans is required.

Cash and cash equivalents. Cash and cash equivalents include highly liquid investments with original maturities of less than three months and amounts on deposit in internal qualified cash pools. The Company and various affiliates maintain agreements with Nationwide Cash Management Company (“NCMC”), an affiliate, under which NCMC acts as a common agent in handling the purchase and sale of short-term securities for the respective accounts of the participants in the internal qualified cash pool.

Short-term investments. Short-term investments consist of government agency discount notes with maturities of twelve months or less at acquisition. Short-term investments also include outstanding promissory notes with initial maturity dates of one-year or less with certain affiliates. The Company carries short-term investments at amortized cost, which approximates fair value.

Securities lending. The Company has entered into securities lending agreements with a custodial bank whereby eligible securities are loaned to third parties, primarily major brokerage firms. These transactions are used to generate additional income in the securities portfolio. The Company is entitled to receive from the borrower any payments of interest and dividends received on loaned securities during the loan term. The agreements require a minimum of 102% of the fair value of the loaned securities to be held as collateral. Cash collateral is invested by the custodial bank in investment-grade securities, which are included in the total invested assets of the Company. Periodically, the Company may receive non-cash collateral, which would be recorded off-balance sheet. The Company recognizes loaned securities in bonds. A securities lending payable is recorded for the amount of cash collateral received. If the fair value of the collateral received (cash and/or securities) is less than the fair value of the securities loaned, the shortfall is nonadmitted. Net income received from securities lending activities is included in net investment income. Because the borrower or the Company may terminate a securities lending transaction at any time, if loans are terminated in advance of the reinvested collateral asset maturities, the Company would repay its securities lending obligations from operating cash flows or the proceeds of sales from its investment portfolio, which includes significant liquid securities.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

Other invested assets. Other invested assets consist primarily of alternative investments in private equity funds, private debt funds, tax credit funds, real estate partnerships, limited liability companies and joint ventures. Except for investments in certain tax credit funds, these investments are recorded using the equity method of accounting. Changes in carrying value as a result of the equity method are reflected as net unrealized capital gains and losses as a direct adjustment to capital and surplus. Gains and losses are generally recognized through income at the time of disposal or when operating distributions are received. Partnership interests in tax credit funds are held at amortized cost with amortization charged to net investment income over the period in which the tax benefits, primarily credits, are earned. Tax credits are recorded as an offset to tax expense in the period utilized.

Derivative Instruments

The Company uses derivative instruments to manage exposures and mitigate risks primarily associated with interest rates, equity markets and foreign currency. These derivative instruments primarily include cross-currency swaps, total return swaps, futures and options.

Derivative instruments used in hedging transactions considered to be effective hedges are reported in a manner consistent with the hedged items. With the exception of derivatives applying the prescribed practice under OAC 3901-1-67, derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value with changes in fair value recorded in capital and surplus as unrealized gains or losses.

The fair value of derivative instruments is determined using various valuation techniques relying predominantly on observable market inputs and internal models. These inputs include interest rate swap curves, credit spreads, interest rates, counterparty credit risk, equity volatility and equity index levels.

The Company’s derivative transaction counterparties are generally financial institutions. To reduce the credit risk associated with open contracts, the Company enters into master netting agreements which permit the closeout and netting of transactions with the same counterparty upon the occurrence of certain events. In addition, the Company attempts to reduce credit risk by obtaining collateral from counterparties. The determination of the need for and the levels of collateral vary based on an assessment of the credit risk of the counterparty. The Company accepts collateral in the forms of cash and marketable securities. Non-cash collateral received is recorded off-balance sheet.

Cash flows and payment accruals on derivatives are recorded in net investment income.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources while unobservable inputs reflect the Company’s view of market assumptions in the absence of observable market information. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. In determining fair value, the Company uses various methods, including market, income and cost approaches.

The Company categorizes its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Company categorizes assets and liabilities held at fair value in the statutory statements of admitted assets, liabilities, capital and surplus as follows:

Level 1. Unadjusted quoted prices accessible in active markets for identical assets or liabilities at the measurement date and mutual funds where the value per share (unit) is determined and published daily and is the basis for current transactions.

Level 2. Unadjusted quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means. Primary inputs to this valuation technique may include comparative trades, bid/asks, interest rate movements, U.S. Treasury rates, London Interbank Offered Rate (“LIBOR”), Secured Overnight Financing Rate (“SOFR”), prime rates, cash flows, maturity dates, call ability, estimated prepayments and/or underlying collateral values.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimates of the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs. Primary inputs to this valuation technique include broker quotes and comparative trades.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The Company reviews its fair value hierarchy classifications for assets and liabilities quarterly. Changes in the observability of significant valuation inputs identified during these reviews may trigger reclassifications. Reclassifications are reported as transfers at the beginning of the reporting period in which the change occurs.

Corporate-Owned Life Insurance

The following table summarizes COLI, which is held at cash surrender value, as of the dates indicated:

	December 31,
(in millions)	2023	2022
Corporate-owned life insurance:
Variable life insurance[1]	$1,032	$500
Total corporate-owned life insurance	$1,032	$500

1

The investments underlying the variable life insurance policies are 64% cash and short-term investments, 17% real estate, 14% bonds and 5% other invested assets as of December 31, 2023. The investments underlying the variable life insurance policies were 90% cash and short-term investments and 10% bonds as of December 31, 2022.

Asset Valuation Reserve

The Company maintains an AVR as prescribed by the NAIC for the purpose of offsetting potential credit related investment losses on each invested asset category, excluding cash, policy loans and income receivable. The AVR contains a separate component for each category of invested assets. The change in AVR is charged or credited directly to capital and surplus.

Interest Maintenance Reserve

The Company records an IMR as prescribed by the NAIC, which represents the net deferral for interest-related gains or losses arising from the sale of certain investments, such as bonds, mortgage loans and loan-backed and structured securities sold. The IMR is applied as follows:

●

for bonds, the designation from the NAIC Capital Markets and Investments Analysis Office must not have changed more than one designation between the beginning of the holding period and the date of sale;

●	the bond must never have been classified as a default security;

●

for mortgage loans, during the prior two years, they must not have had interest more than 90 days past due, been in the process of foreclosure or in the course of voluntary conveyance, nor had restructured terms; and

●	for loan-backed and structured securities, all interest-related other-than-temporary impairments and interest-related realized gains or losses on sales of the securities.

The realized gains or losses, net of related federal income tax, from the applicable bonds and mortgage loans sold, have been removed from the net realized gain or loss amounts and established as the IMR. The IMR is amortized into income such that the amount of each capital gain or loss amortized in a given year is based on the excess of the amount of income which would have been reported that year, if the asset had not been disposed of over the amount of income which would have been reported had the asset been repurchased at its sale price. In the event the unamortized IMR liability balance is negative, the balance is reclassified as an asset and evaluated for admittance under INT 23-01, Net Negative (Disallowed) Interest Maintenance Reserve (“INT 23-01”). The Company utilizes the grouped method for amortization. Under the grouped method, the IMR is amortized into income over the remaining period to expected maturity based on the groupings of the individual securities into five-year bands. Refer to the Recently Adopted Accounting Standards for additional discussion of IMR.

Federal Income Taxes

The Company utilizes the asset and liability method of accounting for income taxes. Under this method, deferred tax assets, net of any nonadmitted portion and statutory valuation allowance, and deferred tax liabilities, are recognized for the expected future tax consequences attributable to differences between the statutory financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income or loss in the years in which those temporary differences are expected to be recovered or settled. The change in deferred taxes is charged directly to surplus, with the impact of taxes on unrealized capital gains or losses and nonadmitted assets reported separately in the statutory statements of changes in capital and surplus.

The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to change the provision for federal income taxes recorded in the statutory financial statements, which could be significant.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

Tax reserves are reviewed regularly and are adjusted as events occur that the Company believes impact its liability for additional taxes, such as lapsing of applicable statutes of limitations, conclusion of tax audits or substantial agreement with taxing authorities on the deductibility/nondeductibility of uncertain items, additional exposure based on current calculations, identification of new issues, release of administrative guidance or rendering of a court decision affecting a particular tax issue. The Company believes its tax reserves reasonably provide for potential assessments that may result from Internal Revenue Service (“IRS”) examinations and other tax-related matters for all open tax years.

The Company is included in the NMIC consolidated federal income tax return.

Reinsurance Ceded

The Company cedes insurance to other companies in order to limit potential losses and to diversify its exposures. Such agreements do not relieve the Company of its primary obligation to the policyholder in the event the reinsurer is unable to meet the obligations it has assumed. Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported in the statutory statements of admitted assets, liabilities, capital and surplus on a net basis within the related future policy benefits and claims of the Company.

Accounting Changes and Correction of Errors

During 2022, the Company modified its approach used to schedule the reversals of its deferred tax asset for policyholder reserves under Statement of Statutory Accounting Principles (“SSAP”) No. 101, Income Taxes (“SSAP 101”). Effective January 1, 2022, the Company updated its methodology to include additional data and analysis of reversal patterns driven by policy counts and lapses to calculate the reversal of the deferred tax asset for policyholder reserves. The impact of the change increased the Company’s net admitted deferred tax asset $14 million and $13 million as of December 31, 2022 and January 1, 2022, respectively, with a commensurate increase in capital and surplus. There was no impact on net income.

Effective January 1, 2021, the Company elected to apply OAC 3901-1-67 to its derivative instruments hedging indexed products and indexed annuity reserve liabilities. As a result of the Company’s election to apply OAC 3901-1-67 as of January 1, 2021, the Company’s admitted assets decreased $778 million, total liabilities decreased $547 million and capital and surplus decreased $231 million, which included a $663 million increase to unassigned deficit from the cumulative effect of the change in accounting principle.

During 2022, the Company identified and corrected an error in annuity product allocation drivers for general operating expenses between the Company and NLIC that resulted in an overstatement of the Company’s general insurance expenses for the years ended December 31, 2021, 2020 and 2019. The error resulted in an understatement of net income of $22 million, an understatement of total surplus of $45 million, an understatement of total assets of $44 million and an overstatement of total liabilities of $1 million as of and for the year ended December 31, 2021. The error resulted in an understatement of net income of $16 million and an understatement of total surplus of $16 million as of and for the year ended December 31, 2020. In accordance with SSAP No. 3, Accounting Changes and Corrections of Errors (“SSAP No. 3”), the total prior period correction was recorded as an increase to total surplus of $45 million, an increase to total assets of $44 million and a decrease to total liabilities of $1 million as of January 1, 2022.

During 2022, the Company identified and corrected an error in applying the accounting treatment for dynamically hedged derivative instruments under OAC 3901-1-67 at adoption, as discussed above, and through 2021. The error resulted in an overstatement of net income, an overstatement of total surplus and an understatement of total liabilities of $39 million as of and for the year ended December 31, 2021. In accordance with SSAP No. 3, the total prior period correction was recorded as a decrease to total surplus and an increase to total liabilities of $39 million as of January 1, 2022.

During 2021, the Company identified and corrected an error within the indexed universal life principle-based reserving calculation related to the mortality assumption for substandard risk policies. This resulted in an understatement of net income of $33 million for the year ended December 31, 2020 and overstatement of total liabilities and understatement of surplus of $46 million as of December 31, 2020. In accordance with SSAP No. 3, the total prior period correction was recorded as an increase to unassigned deficit and decrease to total liabilities of $46 million as of January 1, 2021.

Recently Adopted Accounting Standards

Effective December 31, 2023, the Company adopted INT 23-04, Life Reinsurance Liquidation Questions, that clarifies accounting and reporting considerations of SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets (“SSAP No. 5R”), as it relates to the liquidation of Scottish Re U.S. (“SRUS”). On July 18, 2023, SRUS was declared insolvent and ordered liquidated by the Court of Chancery of the State of Delaware (“Court”), resulting in termination of the reinsurance agreements between the Company and SRUS effective September 30, 2023, and the recapture of the ceded liabilities. The Company has accrued adequate provisions as of December 31, 2023, in accordance with SSAP No. 5R related to SRUS reinsurance recoverables and assets held in a trust that secure the annuity reinsurance recoverables. The Company will continue to work with the SRUS liquidator and the Court to resolve when the Company will be able to access the trust assets. As of December 31, 2023, assets held in trust and reinsurance recoverables related to SRUS are immaterial.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

Effective September 30, 2023, the Company adopted INT 23-01, a short-term solution related to the accounting treatment of an insurer’s negative IMR balance. INT 23-01 allows an insurer with an authorized control level risk-based capital greater than 300%, after an adjustment to total adjusted capital, to admit negative IMR up to 10% of its general account capital and surplus, subject to certain restrictions and reporting obligations. There is no admitted disallowed IMR in the separate accounts. Fixed income investments generating IMR losses comply with the Company’s investment policies. There are no deviations from the investment policies and sales were not compelled by liquidity pressures. The Company has not allocated gains or losses to IMR from derivatives that were reported at fair value prior to the termination of the derivative. As of December 31, 2023, the Company has $33 million of admitted disallowed IMR in capital and surplus in the general account.

Effective January 1, 2021, the Company adopted revisions to SSAP No. 32R, Preferred Stock (“SSAP No. 32R”). The adopted revisions updated the definition for redeemable and perpetual preferred stock and furthermore, updated the valuation classification for perpetual preferred stock to fair value. Previously, perpetual preferred stock could have been valued at amortized cost or fair value based on the rating of the security. Per SSAP No. 32R, any valuation classification changes from amortized cost to fair value are to be recognized in statutory surplus. Going forward, changes to fair value will be recognized as a change in net unrealized capital gains and losses in statutory surplus. As a result of this change, the Company recorded an immaterial increase to statutory capital and surplus as of January 1, 2021.

Reconciliation to Annual Statement

Subsequent to the HLIC 2021 Annual Statement filing, an error was identified in HLIC’s tax reserve calculation as of December 31, 2021. The cumulative impact to the NLAIC post-merger Annual Statement was an overstatement to net income for the year ended December 31, 2022, overstatement of net admitted assets and total liabilities, and an understatement of total surplus, including net income, as of and for the year ended December 31, 2021. All impacts for the year ended December 31, 2022, and as of December 31, 2021, were immaterial. The impacts identified have been adjusted on the statutory statements of admitted assets, liabilities, capital and surplus, statutory statement of operations and statutory statements of changes in capital and surplus as of and for the years ended December 31, 2022 and 2021.

Subsequent Events

The Company evaluated subsequent events through April 8, 2024, the date the statutory financial statements were issued.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

(3)	Analysis of Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

The following table summarizes the analysis of individual annuities actuarial reserves by withdrawal characteristics, as of the dates indicated:

(in millions)	General account[1]	Separate account non- guaranteed	Total	% of Total
December 31, 2023
Subject to discretionary withdrawal:
With market value adjustment	$28,460	$-	$28,460	89%
At book value less current surrender charge of 5% or more	939	-	939	3%
At fair value	6	264	270	1%
Total with market value adjustment or at fair value	$29,405	$264	$29,669	93%
At book value without adjustment
(minimal or no charge or adjustment)	2,073	-	2,073	7%
Not subject to discretionary withdrawal	23	-	23	0%
Total, gross	$31,501	$264	$31,765	100%
Less: Reinsurance ceded	(1,855)	-	(1,855)
Total, net	$29,646	$264	$29,910
Amount included in ‘Subject to discretionary withdrawal at book value less current surrender charge of 5% or more’ that will move to ‘Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)’	$170	$-	$170

December 31, 2022
Subject to discretionary withdrawal:
With market value adjustment	$24,569	$-	$24,569	89%
At book value less current surrender charge of 5% or more	832	-	832	3%
At fair value	6	251	257	1%
Total with market value adjustment or at fair value	$25,407	$251	$25,658	93%
At book value without adjustment
(minimal or no charge or adjustment)	2,046	-	2,046	7%
Not subject to discretionary withdrawal	22	-	22	0%
Total, gross	$27,475	$251	$27,726	100%
Less: Reinsurance ceded	(1,458)	-	(1,458)
Total, net	$26,017	$251	$26,268
Amount included in ‘Subject to discretionary withdrawal at book value less current surrender charge of 5% or more’ that will move to ‘Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)’	$311	$-	$311
1	Includes reserves applying the prescribed practice under OAC 3901-1-67, as disclosed in Note 2.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The following table summarizes the analysis of group annuities actuarial reserves by withdrawal characteristics, as of the dates indicated:

(in millions)	General account	Separate account with guarantees	Separate account non- guaranteed	Total	% of Total
December 31, 2023
Subject to discretionary withdrawal:
At fair value	$-	$-	$57	$57	2%
Total with market value adjustment or at fair value	$-	$-	$57	$57	2%
At book value without adjustment
(minimal or no charge or adjustment)	10	-	-	10	0%
Not subject to discretionary withdrawal	507	2,651	-	3,158	98%
Total, gross	$517	$2,651	$57	$3,225	100%
Total, net	$517	$2,651	$57	$3,225

December 31, 2022
Subject to discretionary withdrawal:
At fair value	$-	$-	$56	$56	3%
Total with market value adjustment or at fair value	$-	$-	$56	$56	3%
At book value without adjustment
(minimal or no charge or adjustment)	11	-	-	11	1%
Not subject to discretionary withdrawal	260	1,344	-	1,604	96%
Total, gross	$271	$1,344	$56	$1,671	100%
Total, net	$271	$1,344	$56	$1,671

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The following table summarizes the analysis of deposit-type contracts and other liabilities without life or disability contingencies by withdrawal characteristics, as of the dates indicated:

(in millions)	General account	Total	% of Total
December 31, 2023
At book value without adjustment (minimal or no charge or adjustment)	$33	$33	5%
Not subject to discretionary withdrawal	571	571	95%
Total, gross	$604	$604	100%
Total, net	$604	$604
December 31, 2022
At book value without adjustment (minimal or no charge or adjustment)	$45	$45	7%
Not subject to discretionary withdrawal	570	570	93%
Total, gross	$615	$615	100%
Total, net	$615	$615

The following table is a reconciliation of total annuity actuarial reserves and deposit fund liabilities, as of the dates indicated:

	December 31,
(in millions)	2023	2022
Life, accident and health annual statement:
Annuities, net (excluding supplemental contracts with life contingencies)	$30,154	$26,279
Supplemental contracts with life contingencies, net	9	9
Deposit-type contracts	604	615
Subtotal	$30,767	$26,903
Separate accounts annual statement:
Annuities, net (excluding supplemental contracts with life contingencies)	$2,972	$1,651
Subtotal	$2,972	$1,651
Total annuity actuarial reserves and deposit fund liabilities, net	$33,739	$28,554

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The following table summarizes the analysis of life actuarial reserves by withdrawal characteristics, as of the dates indicated:

	General account			Separate account - nonguaranteed
(in millions)	Account value	Cash value	Reserve	Account value	Cash value	Reserve
December 31, 2023
Subject to discretionary withdrawal, surrender values or policy loans:
Term policies with cash value	$-	$17	$18	$-	$-	$-
Universal life	340	336	361	-	-	-
Universal life with secondary guarantees	2,727	2,359	7,293	-	-	-
Indexed universal life with secondary guarantees	6,219	4,949	5,522	-	-	-
Other permanent cash value life insurance	-	196	298	-	-	-
Variable life	281	257	546	2,328	2,158	2,158
Subtotal	$9,567	$8,114	$14,038	$2,328	$2,158	$2,158
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	-	-	1,311	-	-	-
Disability - active lives	-	-	66	-	-	-
Disability - disabled lives	-	-	51	-	-	-
Miscellaneous reserves	-	-	228	-	-	-
Total, gross	$9,567	$8,114	$15,694	$2,328	$2,158	$2,158
Less: reinsurance ceded	(412)	(366)	(2,928)	-	-	-
Total, net	$9,155	$7,748	$12,766	$2,328	$2,158	$2,158

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

	General account			Separate account - nonguaranteed
(in millions)	Account value	Cash value	Reserve	Account value	Cash value	Reserve
December 31, 2022
Subject to discretionary withdrawal, surrender values or policy loans:
Term policies with cash value	$-	$17	$18	$-	$-	$-
Universal life	343	334	366	-	-	-
Universal life with secondary guarantees	2,608	2,153	6,537	-	-	-
Indexed universal life with secondary guarantees	5,122	3,831	4,537	-	-	-
Other permanent cash value life insurance	-	176	274	-	-	-
Variable life	251	225	490	1,905	1,752	1,713
Subtotal	$8,324	$6,736	$12,222	$1,905	$1,752	$1,713
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	-	-	1,277	-	-	-
Disability - active lives	-	-	56	-	-	-
Disability - disabled lives	-	-	45	-	-	-
Miscellaneous reserves	-	-	226	-	-	-
Total, gross	$8,324	$6,736	$13,826	$1,905	$1,752	$1,713
Less: reinsurance ceded	(440)	(379)	(2,513)	-	-	-
Total, net	$7,884	$6,357	$11,313	$1,905	$1,752	$1,713

The following table is a reconciliation of life actuarial reserves, as of the dates indicated:

	December 31,
(in millions)	2023	2022
Life, accident and health annual statement:
Life insurance, net	$12,512	$11,075
Disability - active lives, net	65	54
Disability - disabled lives, net	50	44
Miscellaneous reserves, net	139	140
Subtotal	$12,766	$11,313
Separate accounts annual statement:
Life insurance	$2,158	$1,713
Subtotal	$2,158	$1,713
Total life actuarial reserves, net	$14,924	$13,026

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

(4)	Separate Accounts

The Company’s separate account statement includes assets legally insulated from the general account as of the dates indicated, attributed to the following product lines:

	December 31, 2023		December 31, 2022
(in millions)	Legally insulated assets	Separate account assets (not legally insulated)	Legally insulated assets	Separate account assets (not legally insulated)
Product / Transaction:
Individual annuities	$320	$-	$307	$-
Life insurance	2,329	-	1,866	-
Pension risk transfer group annuities	2,673	-	1,323	-
Total	$5,322	$-	$3,496	$-

Amounts paid towards separate account guarantees by the general account and related risk charges paid by the separate account have been immaterial for the last 5 years.

The Company does not engage in securities lending transactions within its separate accounts.

Most separate accounts held by the Company relate to individual and group variable annuity and variable universal life insurance contracts of a non-guaranteed return nature. The net investment experience of the separate accounts is credited directly to the contract holder and can be positive or negative. The individual variable annuity contracts generally provide an incidental death benefit of the greater of account value or premium paid (net of prior withdrawals). However, many individual variable annuity contracts also provide death benefits equal to (i) the most recent fifth-year anniversary account value, (ii) the highest account value on any previous anniversary, (iii) premiums paid increased 5% or certain combinations of these, all adjusted for prior withdrawals. The death benefit and cash value under the variable universal life policies may vary with the investment performance of the underlying investments in the separate accounts. The assets and liabilities of these separate accounts are carried at fair value and are non-guaranteed.

The Company has a separate account that holds group annuity contracts offered through the Company’s PRT business, wherein the Company provides guaranteed benefit payments to annuitants. The Company issues PRT business out of both the general and separate accounts, and within both, the assets and liabilities of this business are carried at amortized cost. The PRT separate account business has been included as a nonindexed guarantee less than or equal to 4%.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The following tables summarize the separate account reserves of the Company, as of the dates indicated:

(in millions)	Nonindexed guarantee less than or equal to 4%	Nonguaranteed separate accounts	Total
December 31, 2023
Premiums, considerations or deposits	$1,401	$271	$1,672
Reserves
For accounts with assets at:
Fair value	$-	$2,479	$2,479
Amortized cost	2,651	-	2,651
Total reserves[1]	$2,651	$2,479	$5,130
By withdrawal characteristics:
At fair value	$-	$2,479	$2,479
Subtotal	$-	$2,479	$2,479
Not subject to discretionary withdrawal	2,651	-	2,651
Total reserves[1]	$2,651	$2,479	$5,130
1

The total reserves balance does not equal the liabilities related to separate accounts of $5.3 billion in the statutory statements of admitted assets, liabilities, capital and surplus by $192 million, due to an adjustment for CARVM/CRVM reserves and other liabilities that have not been allocated to the categories outlined above.

(in millions)	Nonindexed guarantee less than or equal to 4%	Nonguaranteed separate accounts	Total
December 31, 2022
Premiums, considerations or deposits	$976	$241	$1,217
Reserves
For accounts with assets at:
Fair value	$-	$2,020	$2,020
Amortized cost	1,344	-	1,344
Total reserves[1]	$1,344	$2,020	$3,364
By withdrawal characteristics:
At fair value	$-	$2,020	$2,020
Subtotal	$-	$2,020	$2,020
Not subject to discretionary withdrawal	1,344	-	1,344
Total reserves[1]	$1,344	$2,020	$3,364
1

The total reserves balance does not equal the liabilities related to separate accounts of $3.5 billion in the statutory statements of admitted assets, liabilities, capital and surplus by $132 million, due to an adjustment for CARVM/CRVM reserves and other liabilities that have not been allocated to the categories outlined above.

The following table is a reconciliation of net transfers to separate accounts, as of the dates indicated:

	December 31,
(in millions)	2023	2022	2021
Net transfers as reported in the statutory statements of operations of the separate accounts:
Transfers to separate accounts	$1,671	$1,217	$528
Transfers from separate accounts	(237)	(121)	(95)
Net transfers to separate accounts	$1,434	$1,096	$433
Reconciling adjustments:
Exchange accounts offsetting in the general account	9	8	8
Net transfers as reported in the statutory statements of operations	$1,443	$1,104	$441

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

(5)	Investments

Bonds and Stocks

The following table summarizes the carrying value, the excess of fair value over carrying value, the excess of carrying value over fair value and the fair value of bonds and stocks, as of the dates indicated:

(in millions)	Carrying value	Fair value in excess of carrying value	Carrying value in excess of fair value	Fair value
December 31, 2023
Bonds:
U.S. Government	$36	$1	$-	$37
States, territories and possessions	469	5	38	436
Political subdivisions	215	1	24	192
Special revenues	1,736	16	145	1,607
Industrial and miscellaneous	28,721	194	2,245	26,670
Loan-backed and structured securities	4,255	17	123	4,149
Total bonds	$35,432	$234	$2,575	$33,091
Common stocks unaffiliated	45	-	-	45
Preferred stocks unaffiliated	4	-	-	4
Total unaffiliated stocks	$49	$-	$-	$49
Total bonds and unaffiliated stocks	$35,481	$234	$2,575	$33,140

December 31, 2022
Bonds:
U.S. Government	$1	$-	$-	$1
States, territories and possessions	434	1	48	387
Political subdivisions	207	-	30	177
Special revenues	1,654	6	215	1,445
Industrial and miscellaneous	26,188	32	3,174	23,046
Loan-backed and structured securities	2,949	4	187	2,766
Total bonds	$31,433	$43	$3,654	$27,822
Common stocks unaffiliated	52	-	-	52
Preferred stocks unaffiliated	3	-	-	3
Total unaffiliated stocks	$55	$-	$-	$55
Total bonds and unaffiliated stocks	$31,488	$43	$3,654	$27,877

The carrying value of bonds on deposit with various states as required by law or special escrow agreement was immaterial as of December 31, 2023 and 2022, respectively.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The following table summarizes the carrying value and fair value of bonds, by contractual maturity, as of December 31, 2023. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without early redemption penalties.

(in millions)	Carrying value	Fair value
Bonds:
Due in one year or less	$591	$584
Due after one year through five years	9,767	9,502
Due after five years through ten years	8,960	8,307
Due after ten years	11,859	10,549
Total bonds excluding loan-backed and structured securities	$31,177	$28,942
Loan-backed and structured securities	4,255	4,149
Total bonds	$35,432	$33,091

The following table summarizes the fair value and unrealized losses on bonds and stocks (amount by which cost or amortized cost exceeds fair value), for which other-than-temporary declines in value have not been recognized, based on the amount of time each type of bond or stock has been in an unrealized loss position, as of the dates indicated:

	Less than or equal to one year		More than one year		Total
(in millions)	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
December 31, 2023
Bonds:
U.S. Government	$-	$-	$1	$-	$1	$-
States, territories and possessions	5	-	305	38	310	38
Political subdivisions	11	-	153	24	164	24
Special revenues	37	-	1,238	145	1,275	145
Industrial and miscellaneous	760	39	21,011	2,297	21,771	2,336
Loan-backed and structured securities	261	2	2,044	122	2,305	124
Total bonds	$1,074	$41	$24,752	$2,626	$25,826	$2,667
Common stocks unaffiliated	-	-	-	-	-	-
Total bonds and unaffiliated stocks	$1,074	$41	$24,752	$2,626	$25,826	$2,667

December 31, 2022
Bonds:
U.S. Government	$1	$-	$-	$-	$1	$-
States, territories and possessions	255	37	47	11	302	48
Political subdivisions	147	23	-	-	147	23
Special revenues	1,282	$200	31	12	1,313	$212
Industrial and miscellaneous	19,685	2,570	2,482	747	22,167	3,317
Loan-backed and structured securities	1,766	123	824	64	2,590	187
Total bonds	$23,136	$2,953	$3,384	$834	$26,520	$3,787
Common stocks unaffiliated	-	-	8	2	8	2
Total bonds and unaffiliated stocks	$23,136	$2,953	$3,392	$836	$26,528	$3,789

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

As of December 31, 2023, management evaluated securities in an unrealized loss position for impairment. As of the reporting date, the Company has the intent and ability to hold these securities until the fair value recovers, which may be at maturity, and therefore, does not consider the securities to be other-than-temporarily impaired.

There was no intent to sell loan-backed and structured securities that have been identified as having other-than-temporary impairments for the years ended December 31, 2023 and 2022.

Mortgage Loans, Net of Allowance

The following table summarizes the amortized cost of mortgage loans and the related valuation allowances by type of credit loss, as of the dates indicated:

	December 31,
(in millions)	2023	2022
Total amortized cost	$9,037	$8,315
Valuation allowance:
Non-specific reserves[2]	$-	$55
Total valuation allowance[1]	$-	$55
Mortgage loans, net of allowance	$9,037	$8,260

1	For the years ended December 31, 2023, 2022 and 2021, changes in the valuation allowance were immaterial and due to current period provisions.
2

Effective January 1, 2023, the Company changed its method for reserving for mortgage loans by removing the need for a non-specific reserve. In the Company’s judgement, the change in reserving approach appropriately reflects the credit risk inherent for mortgage loans held. The impact of the change was recorded as a reversal of the non-specific reserves, resulting in an increase to unassigned surplus of $6 million and recorded through ‘Other, net’ activity within the statutory statements of changes in capital and surplus. There was no impact on net income.

As of December 31, 2023 and 2022, the Company’s mortgage loans classified as delinquent and/or in non-accrual status were immaterial in relation to the total mortgage loan portfolio.

The following table summarizes the LTV ratio and DSC ratio of the mortgage loan portfolio, as of the dates indicated:

	LTV ratio			DSC ratio
(in millions)	Less than 90%	90% or greater	Total	Greater than 1.00	Less than or equal to 1.00	Total
December 31, 2023
Apartment	$3,684	$15	$3,699	$3,659	$40	$3,699
Industrial	2,108	-	2,108	2,108	-	2,108
Office	1,023	79	1,102	1,102	-	1,102
Retail	1,724	12	1,736	1,736	-	1,736
Other	286	27	313	313	-	313
Total[1]	$8,825	$133	$8,958	$8,918	$40	$8,958
Weighted average DSC ratio	2.20	1.34	2.19	n/a	n/a	n/a
Weighted average LTV ratio	n/a	n/a	n/a	59%	73%	59%

December 31, 2022
Apartment	$3,293	$-	$3,293	$3,261	$32	$3,293
Industrial	1,765	-	1,765	1,765	-	1,765
Office	1,075	109	1,184	1,184	-	1,184
Retail	1,629	28	1,657	1,646	12	1,658
Other	244	78	322	302	19	321
Total[1]	$8,006	$215	$8,221	$8,158	$63	$8,221
Weighted average DSC ratio	2.18	1.72	2.16	n/a	n/a	n/a
Weighted average LTV ratio	n/a	n/a	n/a	60%	84%	60%
1	Excludes $79 million and $94 million of commercial mortgage loans that were under development as of December 31, 2023 and 2022, respectively.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

As of December 31, 2023 and 2022, the Company has a diversified mortgage loan portfolio with no more than 24.0% and 22.0% in a geographic region in the U.S., respectively, and no more than 1.0% with any one borrower. The maximum and minimum lending rates for mortgage loans originated or acquired during 2023 and 2022 were 12.0% and 4.8% and 11.0% and 2.8%, respectively. As of December 31, 2023 and 2022, the maximum LTV ratio of any one loan at the time of loan origination was 78.0% and 88.0%, respectively. As of December 31, 2023 and 2022, the Company did not hold mortgage loans with interest 90 days or more past due. Additionally, there were no taxes, assessments or any amounts advanced and not included in the mortgage loan portfolio.

Securities Lending

The fair value of loaned securities was $246 million and $113 million as of December 31, 2023 and 2022, respectively. The Company held $210 million and $94 million of cash collateral on securities lending as of December 31, 2023 and 2022, respectively. The carrying value and fair value of reinvested collateral assets was $210 million and $94 million and had a contractual maturity of under 30 days as of December 31, 2023 and 2022, respectively. The fair value of bonds acquired with reinvested collateral assets was $215 million and $96 million as of December 31, 2023 and 2022, respectively. There are no securities lending transactions that extend beyond one year as of the reporting date. The Company received $42 million and $22 million in non-cash collateral on securities lending as of December 31, 2023 and 2022, respectively.

Net Investment Income

The following table summarizes net investment income by investment type, for the years ended:

	December 31,
(in millions)	2023	2022	(As Adjusted) 2021
Bonds	$1,397	$1,122	$1,011
Mortgage loans	345	310	281
Policy loans	13	8	7
Derivative instruments[1]	(356)	88	929
Other	102	68	58
Gross investment income	$1,501	$1,596	$2,286
Investment expenses	(50)	(41)	(39)
Net investment income	$1,451	$1,555	$2,247

1	Includes net investment income applying the prescribed practice under OAC 3901-1-67, as disclosed in Note 2.

The amount of investment income due and accrued that was nonadmitted as of December 31, 2023 and 2022 was immaterial. Investment income due and accrued as of December 31, 2023 and 2022 that was admitted was $416 million and $343 million, respectively.

Net Realized Capital Gains and Losses

The following table summarizes net realized capital gains and losses for the years ended:

	December 31,
(in millions)	2023	2022	(As Adjusted) 2021
Gross gains on sales	$7	$6	$6
Gross losses on sales	(25)	(39)	(11)
Net realized losses on sales	$(18)	$(33)	$(5)
Other-than-temporary impairments	(31)	(10)	-
Total net realized capital losses	$(49)	$(43)	$(5)
Tax benefit (expense) on net losses	3	(8)	(25)
Net realized capital losses, net of tax	$(46)	$(51)	$(30)
Less: Realized losses transferred to the IMR	(18)	(12)	(5)
Net realized capital losses, net of tax and transfers to the IMR	$(28)	$(39)	$(25)

For the year ended December 31, 2023, the gross realized gains and gross realized losses on sales of bonds were $5 million and $24 million, respectively. For the year ended December 31, 2022, gross realized gains and gross realized losses on sales of bonds were $2 million and $26 million, respectively. For the year ended December 31, 2021, gross realized gains and gross realized losses on sales of bonds were $5 million and $11 million, respectively.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The Company did not enter into any material repurchase transactions that would be considered wash sales during the years ended December 31, 2023, 2022 and 2021.

Investment Commitments

The Company had unfunded commitments related to its investment in limited partnerships and limited liability companies totaling $501 million and $495 million as of December 31, 2023 and 2022, respectively. As of December 31, 2023 and 2022, there were $10 million and $163 million of outstanding commitments to fund mortgage loans, respectively. As of December 31, 2023 and 2022, there was $151 million and $131 million of outstanding commitments to purchase bonds, respectively.

(6)	Derivative Instruments

The Company is exposed to certain risks related to its ongoing business operations which are managed using derivative instruments.

Interest rate risk management. In the normal course of business, the Company enters into transactions that expose it to interest rate risk arising from mismatches between assets and liabilities. The Company may use interest rate swaps and futures to reduce or alter interest rate exposure.

Indexed crediting risk management. The Company issues a variety of insurance and annuity products with indexed crediting features that expose the Company to risks related to the performance of an underlying index. To mitigate these risks, the Company enters into a variety of derivatives including index options, total return swaps and futures. The underlying indices can have exposure to equites, commodities and fixed income securities.

Other risk management. As part of its regular investing activities, the Company may purchase foreign currency denominated investments. These investments and the associated income expose the Company to volatility associated with movements in foreign exchange rates. As foreign exchange rates change, the increase or decrease in the cash flows of the derivative instrument are intended to mitigate the changes in the functional-currency equivalent cash flows of the hedged item. To mitigate this risk, the Company uses cross-currency swaps.

Credit risk associated with derivatives transactions. The Company periodically evaluates the risks within the derivative portfolios due to credit exposure. When evaluating this risk, the Company considers several factors which include, but are not limited to, the counterparty credit risk associated with derivative receivables, the Company’s own credit as it relates to derivative payables, the collateral thresholds associated with each counterparty and changes in relevant market data in order to gain insight into the probability of default by the counterparty. The Company also considers the impact credit exposure could have on the effectiveness of the Company’s hedging relationships. As of December 31, 2023 and 2022, the impact of the exposure to credit risk on the fair value measurement of derivatives and the effectiveness of the Company’s hedging relationships was immaterial.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The following table summarizes the fair value, carrying value and related notional amounts of derivative instruments, as of the dates indicated:

(in millions)	Notional amount	Net carrying value	Fair value asset	Fair value liability	Average fair value
December 31, 2023
Cross currency swaps	$1,871	$87	$136	$(15)	$1
Options	46,984	833	1,196	-	-
Total return swaps	192	-	-	-	-
Futures	252	-	-	-	-
Total derivatives[1]	$49,299	$920	$1,332	$(15)	$1

December 31, 2022
Cross currency swaps	$1,797	$139	$221	$(6)	$2
Options	35,783	575	404	(7)	-
Total return swaps	226	-	-	-	-
Futures	341	-	-	-	-
Total derivatives[1]	$38,147	$714	$625	$(13)	$2
1	Fair value balance excludes immaterial accrued interest on derivative assets for December 31, 2023 and 2022.

The Company received $1.1 billion and $630 million of cash collateral and held $296 million and $0 million of securities off-balance sheet as collateral for derivative assets as of December 31, 2023 and 2022, respectively. Cash and securities pledged for derivative liabilities were immaterial as of December 31, 2023 and 2022. The impact of netting as a result of master netting agreements reduced the fair value of derivative assets and liabilities by $10 million and $13 million as of December 31, 2023 and 2022, respectively. As a result, the Company’s uncollateralized position for derivatives instruments was immaterial in each respective period. In addition, the Company posted initial margin on derivative instruments of $10 million and $18 million as of December 31, 2023 and 2022, respectively.

The following table summarizes net gains and losses on derivatives programs by type of derivative instrument, as of the dates indicated:

	Unrealized (losses) gains recorded in capital and surplus
	December 31,
(in millions)	2023	2022	2021
Cross-currency swaps	$(52)	$131	$64
Total	$(52)	$131	$64

There were no realized gains or losses recorded in operations for the years ended December 31, 2023, 2022 and 2021.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

(7)	Fair Value Measurements

The following table summarizes assets and liabilities held at fair value as of December 31, 2023:

(in millions)	Level 1	Level 2	Level 3	Total
Assets
Bonds	$-	$3	$-	$3
Preferred stocks unaffiliated	-	-	4	4
Common stocks unaffiliated	-	45	-	45
Separate account assets	2,650	-	-	2,650
Assets at fair value	$2,650	$48	$4	$2,702

The following table presents the rollforward of Level 3 assets held at fair value during the year ended December 31, 2023:

(in millions)	Preferred stocks unaffiliated
Balance as of December 31, 2022	$3
Net gains (losses):
In surplus	1
Purchases	1
Sales	(1)
Balance as of December 31, 2023	$4

The following table summarizes assets and liabilities held at fair value as of December 31, 2022:

(in millions)	Level 1	Level 2	Level 3	Total
Assets
Bonds	$-	$1	$-	$1
Preferred stocks unaffiliated	-	-	3	3
Common stocks unaffiliated	8	44	-	52
Separate account assets	2,173	-	-	2,173
Assets at fair value	$2,181	$45	$3	$2,229

The following table presents the rollforward of Level 3 assets held at fair value during the year ended December 31, 2022:

(in millions)	Preferred stocks unaffiliated
Balance as of December 31, 2021	$3
Net gains (losses):
In surplus	1
Sales	(1)
Balance as of December 31, 2022	$3

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The following table summarizes the carrying value and fair value of the Company’s assets and liabilities not held at fair value as of the dates indicated. The valuation techniques used to estimate these fair values are described below or in Note 2.

	Fair value
(in millions)	Level 1	Level 2	Level 3	Total fair value	Carrying value
December 31, 2023
Assets
Bonds	$37	$26,817	$6,234	$33,088	$35,429
Mortgage loans, net of allowance	-	-	7,904	7,904	9,037
Policy loans	-	-	301	301	301
Derivative assets	-	136	1,196	1,332	937
Cash, cash equivalents and short-term investments	5	1,623	-	1,628	1,628
Separate account assets	80	1,606	986	2,672	2,672
Securities lending collateral assets	210	-	-	210	210
Total assets	$332	$30,182	$16,621	$47,135	$50,214
Liabilities
Investment contracts	$-	$-	$560	$560	$556
Derivative liabilities	-	15	-	15	17
Total liabilities	$-	$15	$560	$575	$573

December 31, 2022
Assets
Bonds	$1	$23,436	$4,384	$27,821	$31,432
Mortgage loans, net of allowance	-	-	7,183	7,183	8,260
Policy loans	-	-	216	216	216
Derivative assets	-	221	404	625	740
Cash, cash equivalents and short-term investments	726	530	-	1,256	1,256
Separate account assets	19	853	394	1,266	1,323
Securities lending collateral assets	94	-	-	94	94
Total assets	$840	$25,040	$12,581	$38,461	$43,321
Liabilities
Investment contracts	$-	$-	$559	$559	$556
Derivative liabilities	-	6	7	13	25
Total liabilities	$-	$6	$566	$572	$581

Mortgage loans, net of allowance. The fair values of mortgage loans are primarily estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings.

Policy loans. The carrying amount reported in the statutory statements of admitted assets, liabilities, capital and surplus approximates fair value as policy loans are fully collateralized by the cash surrender value of underlying insurance policies.

Securities lending collateral assets. These assets are comprised of bonds and short-term investments and the respective fair values are estimated based on the fair value methods described in Note 2.

Investment contracts. For investment contracts without defined maturities, fair value is the amount payable on demand, net of surrender charges. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used in this analysis are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued. The fair value of adjustable-rate contracts approximates their carrying value.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

(8)	Federal Income Taxes

The following tables summarize the net admitted deferred tax assets, as of the dates indicated:

	December 31, 2023
(in millions)	Ordinary	Capital	Total
Total gross deferred tax assets	$544	15	559
Statutory valuation allowance adjustment	-	-	-
Adjusted gross deferred tax assets	$544	$15	$559
Less: Deferred tax assets nonadmitted	330	-	330
Net admitted deferred tax assets	$214	$15	$229
Less: Deferred tax liabilities	38	16	54
Net admitted deferred tax assets	$176	$(1)	$175

	December 31, 2022
(in millions)	Ordinary	Capital	Total
Total gross deferred tax assets	$504	15	519
Statutory valuation allowance adjustment	-	-	-
Adjusted gross deferred tax assets	$504	$15	$519
Less: Deferred tax assets nonadmitted	162	-	162
Net admitted deferred tax assets	$342	$15	$357
Less: Deferred tax liabilities	195	12	207
Net admitted deferred tax assets	$147	$3	$150

The following table summarizes components of the change in deferred income taxes reported in capital and surplus before consideration of nonadmitted assets and changes from the prior year, as of the dates indicated:

	December 31,
(in millions)	2023	2022	Change
Adjusted gross deferred tax assets	$559	$519	$40
Total deferred tax liabilities	(54)	(207)	153
Net deferred tax assets	$505	$312	$193
Less: Tax effect of unrealized gains and losses			9
Less: Tax effect of change in accounting principle			(11)
Change in deferred income tax			$195

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The following tables summarize components of the admitted deferred tax assets calculation, as of the dates indicated:

	December 31, 2023
(in millions)	Ordinary	Capital	Total
Federal income taxes recoverable through loss carryback	$-	$2	$2
Adjusted gross deferred tax assets expected to be realized[1]	168	5	173
Adjusted gross deferred tax assets offset against existing gross deferred tax liabilities	46	8	54
Admitted deferred tax assets	$214	$15	$229

	December 31, 2022
(in millions)	Ordinary	Capital	Total
Federal income taxes recoverable through loss carryback	$-	$5	$5
Adjusted gross deferred tax assets expected to be realized[1]	143	2	145
Adjusted gross deferred tax assets offset against existing gross deferred tax liabilities	199	8	207
Admitted deferred tax assets	$342	$15	$357
1

Note that this amount is calculated as the lesser of the adjusted gross deferred tax assets expected to be realized following the balance sheet date or the adjusted gross deferred tax assets allowed per the limitation threshold. For the years ended December 31, 2023 and 2022, the threshold limitation for adjusted capital and surplus was $459 million and $464 million, respectively.

The adjusted capital and surplus used to determine the recovery period and adjusted gross deferred tax assets allowed per the limitation threshold was $3.1 billion as of December 31, 2023 and 2022. The ratio percentage used to determine the recovery period and adjusted gross deferred tax assets allowed per the limitation threshold was 654% and 710% as of December 31, 2023 and 2022, respectively.

The Company did not leverage tax planning strategies for the years ended December 31, 2023 and 2022.

There were no temporary differences for which deferred tax liabilities were not recognized for the years ended December 31, 2023 and 2022.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The following table summarizes the tax effects of temporary differences and the change from the prior year, for the years ended:

	December 31,
(in millions)	2023	2022	Change
Deferred tax assets
Ordinary:
Future policy benefits and claims	$206	$222	$(16)
Investments	43	44	(1)
Deferred acquisition costs	268	219	49
Fixed assets	18	10	8
Receivables - nonadmitted	4	3	1
Other	5	6	(1)
Subtotal	$544	$504	$40
Nonadmitted	(330)	(162)	(168)
Admitted ordinary deferred tax assets	$214	$342	$(128)
Capital:
Investments	15	15	-
Subtotal	$15	$15	$-
Admitted capital deferred tax assets	$15	$15	$-
Admitted deferred tax assets	$229	$357	$(128)
Deferred tax liabilities
Ordinary:
Investments	$(13)	$(13)	$-
Deferred and uncollected premium	(8)	(13)	5
Future policy benefits and claims	(13)	(19)	6
Permitted practice trust assets	-	(146)	146
Other	(4)	(4)	-
Subtotal	$(38)	$(195)	$157
Capital:
Investments	(16)	(12)	(4)
Subtotal	$(16)	$(12)	$(4)
Deferred tax liabilities	$(54)	$(207)	$153
Net deferred tax assets	$175	$150	$25

In assessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that some portion of the total deferred tax assets will not be realized. Valuation allowances are established when necessary to reduce the deferred tax assets to amounts expected to be realized. Based on the Company’s analysis, it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income to enable the Company to realize all deferred tax assets. Therefore, no valuation allowances have been established as of December 31, 2023 and 2022.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The following table summarizes the Company’s income tax incurred and change in deferred income tax. The total income tax and change in deferred income tax differs from the amount obtained by applying the federal statutory rate to (loss) income before tax as follows, for the years ended:

		December 31,
(in millions)	2023	2022	(As Adjusted) 2021
Current income tax expense	$216	$13	$87
Change in deferred income tax (without tax on unrealized gains and losses)	(195)	(1)	38
Total income tax expense reported	$21	$12	$125

(Loss) income before income and capital gains taxes	$(314)	$110	$93
Federal statutory tax rate	21%	21%	21%
Expected income tax (benefit) expense at statutory tax rate	$(66)	$23	$20
Increase (decrease) in actual tax reported resulting from:
Initial ceding commission and expense allowance	104	(7)	(7)
Dividends received deduction	-	(2)	(1)
Deferred tax benefit on nonadmitted assets	(1)	1	1
Tax adjustment for IMR	(4)	(2)	(1)
Tax credits	(1)	(1)	(1)
Disregarded entity adjustment	(2)	-	(1)
Change in reserve valuation basis	-	-	115
Nondeductible expenses	(9)	-	-
Total income tax expense reported	$21	$12	$125

The Company incurred an immaterial amount in federal income tax expense in 2021, which is available for recoupment in the event of future net losses.

The following table summarizes operating loss carry-forwards available as of December 31, 2023:

(in millions)	Amount	Origination	Expiration
Operating Loss carry-forwards	$1	2022	2026

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The Company is included in the NMIC consolidated federal income tax return which includes the following entities:

Nationwide Mutual Insurance Company	Nationwide Financial Assignment Company
AGMC Reinsurance, Ltd.	Nationwide Financial General Agency, Inc.
Allied Insurance Company of America	Nationwide Financial Services, Inc.
Allied Property & Casualty Insurance Company	Nationwide General Insurance Company
Allied Texas Agency, Inc.	Nationwide Indemnity Company
AMCO Insurance Company	Nationwide Insurance Company of America
American Marine Underwriters	Nationwide Insurance Company of Florida
Crestbrook Insurance Company	Nationwide Investment Services Corporation
Depositors Insurance Company	Nationwide Life and Annuity Insurance Company
DVM Insurance Agency, Inc.	Nationwide Life Insurance Company
Eagle Captive Reinsurance, LLC	Nationwide Lloyds
Freedom Specialty Insurance Company	Nationwide Property & Casualty Insurance Company
Harleysville Insurance Co. of New York	Nationwide Retirement Solutions, Inc.
Harleysville Insurance Company	Nationwide Sales Solutions, Inc.
Harleysville Insurance Company of New Jersey	Nationwide Trust Company, FSB
Harleysville Lake States Insurance Company	NBS Insurance Agency, Inc.
Harleysville Preferred Insurance Company	NFS Distributors, Inc.
Harleysville Worcester Insurance Company	Registered Investment Advisors Services, Inc.
Jefferson National Financial Corporation	Retention Alternatives, Ltd.
Jefferson National Life Insurance Company Jefferson National Life Insurance Company of New York	Retention Alternatives Ltd. In Respect of Cell No. 1 Segregated Account
Lone Star General Agency, Inc.	Scottsdale Indemnity Company
National Casualty Company	Scottsdale Insurance Company
Nationwide Advantage Mortgage Company	Scottsdale Surplus Lines Insurance Company
Nationwide Affinity Insurance Company of America	Titan Insurance Company
Nationwide Agent Risk Purchasing Group, Inc.	Titan Insurance Services, Inc.
Nationwide Agribusiness Insurance Company	Veterinary Pet Insurance Company
Nationwide Assurance Company	Victoria Fire & Casualty Company
Nationwide Cash Management Company	Victoria Select Insurance Company
Nationwide Corporation	VPI Services, Inc.

The method of allocation of regular tax among the companies is based upon separate return calculations with current benefit for tax losses and credits utilized in the consolidated return. Effective January 1, 2023, the Company revised its tax sharing agreement to address corporate alternative minimum tax (“CAMT”). If the consolidated federal income tax return group is an Applicable Corporation and has a CAMT liability, all members of the group will be treated as Applicable Corporations subject to CAMT. CAMT is paid by affiliates based on the ratio of the subsidiary’s CAMT liability to the total CAMT liabilities of all subsidiaries.

The Company did not have any protective tax deposits under Section 6603 of the Internal Revenue Code as of December 31, 2023 and 2022.

The Company does not have any tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

In August 2022, the Inflation Reduction Act of 2022 (“Act”) was passed by the U.S. Congress and signed into law. The Act includes a new Federal CAMT, effective in 2023, that is based on the adjusted financial statement income (“AFSI”) set forth on the applicable financial statement (“AFS”) of an applicable corporation. A corporation is an applicable corporation if its rolling average pre-tax AFSI over three prior years (starting with 2020-2022) is greater than $1.0 billion. For a group of related entities, the $1.0 billion threshold is determined on a group basis, and the group’s AFS is generally treated as the AFS for all separate taxpayers in the group. Except under limited circumstances, once a corporation is an applicable corporation, it is an applicable corporation in all future years.

An applicable corporation is not automatically subject to a CAMT liability. The corporation’s tentative CAMT liability is equal to 15% of its adjusted AFSI, and CAMT is payable to the extent the tentative CAMT liability exceeds regular corporate income tax. However, any CAMT paid would be indefinitely available as a credit carryover that could reduce future regular tax in excess of CAMT.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

Reporting entities that reasonably expect to be applicable corporations for the current reporting period are considered applicable reporting entities. The Company comprises a controlled group of corporations and has determined that it likely will be an applicable corporation, and therefore an applicable reporting entity, in 2023. In making such determination, the group has made certain interpretations of, and assumptions regarding, the CAMT provisions of the Act. The Company does not consider its CAMT status when evaluating its deferred tax assets under the regular tax system. The U.S. Treasury Department is expected to issue guidance throughout 2024 that may differ from the group’s interpretations and assumptions and that could alter the group’s determination.

The reporting entity has made an accounting policy election to disregard CAMT when evaluating the need for a valuation allowance for its non-CAMT deferred tax assets.

For the years ended December 31, 2023 and 2022, the Act did not impact the Company’s total tax.

(9)	FHLB Funding Agreements

The Company is a member of the FHLB. Through its membership, the FHLB established the Company’s capacity for short- term borrowings and cash advances under the funding agreement program at up to 50% of total admitted assets.

The Company’s Board of Directors has authorized the issuance of funding agreements up to $6.0 billion to the FHLB, shared between the Company and NLIC, in exchange for cash advances, which are collateralized by pledged securities. The Company uses these funds in an investment spread strategy, consistent with its other investment spread operations. As such, the Company applies SSAP No. 52, Deposit-Type Contracts, accounting treatment to these funds, consistent with its other deposit-type contracts. It is not part of the Company’s strategy to utilize these funds for operations, and any funds obtained from the FHLB for use in general operations would be accounted for consistent with SSAP No. 15, Debt and Holding Company Obligations, as borrowed money. FHLB membership requires the Company to purchase and hold a minimum amount of FHLB capital stock plus additional stock based on outstanding advances. The Company has $20 million in membership stock as of December 31, 2023 and 2022. As part of the agreement, the Company purchased and held an additional $25 million in activity stock and an immaterial amount in excess stock as of December 31, 2023 and 2022, which is included in stocks on the statutory statements of admitted assets, liabilities, capital and surplus. The Company’s liability for advances from the FHLB was $553 million as of December 31, 2023 and 2022, which is included in future policy benefits and claims on the statutory statements of admitted assets, liabilities, capital and surplus.

The Company has agreements with the FHLB to provide financing for operations. These agreements, which were renewed in February 2024 and expire January 2025, allow the Company access to borrow up to $1.1 billion. As of December 31, 2023 and 2022, the Company had no amounts outstanding under these agreements.

Bonds and mortgage loans with a carrying value of $1.8 billion (3.1% of total admitted assets) as of December 31, 2023 and $1.2 billion (2.5% of total admitted assets) as of December 31, 2022 were pledged as collateral under FHLB agreements and are included in bonds and mortgage loans on the statutory statements of admitted assets, liabilities, capital and surplus.

(10)	Reinsurance

Prior to the October 1, 2023 recapture, the Company had an intercompany reinsurance agreement with Olentangy whereby the Company ceded a block of certain universal life and term life insurance policies on an indemnity coinsurance basis with funds withheld and a block of certain term life insurance policies on a yearly renewable term basis. These policies were ceded to a reinsurance pool that included Olentangy and UHRL, a Bermuda captive (collectively, “Reinsurance Pool”). The Reinsurance Pool members had joint and several liability under the reinsurance agreement until June 30, 2028 when UHRL would exit the Reinsurance Pool and Olentangy would become solely liable. The Company had recorded an adjustment in the statutory statements of changes in capital and surplus as other, net, which was being amortized into operations in future periods as earnings emerge from the business reinsured. Upon recapture, the remaining unamortized balance of $142 million was fully amortized into operations. Amounts ceded to Olentangy under the reinsurance agreement prior to recapture during 2023, 2022 and 2021 included premiums of $44 million, $65 million and $95 million, respectively, benefits and claims of $51 million, $82 million and $82 million, respectively, and net investment earnings on funds withheld assets of $38 million, $50 million and $51 million, respectively. The recapture settlement included payment from Olentangy of $1.2 billion, equal to the funds withheld balance as of October 1, 2023 in accordance with the reinsurance agreement, which was recorded as a reduction to the inception-to-date ceded premiums of $1.9 billion and commissions and expense allowances on reinsurance ceded of $700 million. In order for the Company to record a reinsurance reserve credit of $1.9 billion as of December 31, 2022 for the ceded block, the Company withheld assets for the benefit of the Reinsurance Pool with a carrying value and fair value of the funds withheld assets of $1.2 billion and $1.0 billion, respectively. The Reinsurance Pool had also established a trust account for the benefit of the Company which had a fair value of $726 million as of December 31, 2022.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

Effective October 1, 2023, the Company entered into an intercompany reinsurance agreement with Eagle Captive Reinsurance, LLC (“Eagle”) whereby certain universal life insurance and term life insurance policies are ceded on a coinsurance with funds withheld basis. Eagle, an affiliated wholly-owned subsidiary of NLIC, is an Ohio domiciled special purpose financial captive insurance company. Eagle paid the Company $853 million as settlement of the initial reinsurance transaction on October 1, 2023. The Company recognized $179 million of this settlement in the statutory statements of operations as commissions and expense allowances on reinsurance ceded, equal to the amount of current federal income tax, with the remaining $674 million included in the statutory statements of changes in capital and surplus as other, net, which is being amortized into operations in future periods as earnings emerge from the business ceded. Amounts ceded to Eagle under the reinsurance agreement during 2023 (inclusive of the initial settlement) included premiums of $2.3 billion, benefits and claims of $30 million and net investment earnings on funds withheld assets of $15 million. In order for the Company to record a reinsurance reserve credit of $2.3 billion as of December 31, 2023 for the ceded block, the Company is holding assets in funds withheld for the benefit of Eagle with a carrying value and fair value of $1.4 billion and $1.3 billion, respectively. Eagle was granted a permitted practice from the Department to record an excess of loss reinsurance recoverable from an unaffiliated reinsurer of $853 million as of December 31, 2023 as an admitted asset qualifying as other security under Actuarial Guideline 48 for the benefit of the Company. Amounts receivable from Eagle related to the reinsurance agreement was $4 million as of December 31, 2023.

The Company has entered into a 100% coinsurance agreement with funds withheld with Eagle to cede guaranteed lifetime withdrawal benefit (“GLWB”) rider obligations provided under certain fixed indexed annuity contracts issued and to be issued by NLAIC. While the GLWB contract riders are ceded by NLAIC to Eagle, the base annuity contracts and any non-reinsured risks will be retained by NLAIC. Eagle applies one prescribed practice with multiple applications as provided under the State of Ohio’s captive law which values the assumed GLWB risks from NLAIC using an alternative reserving basis from the Statutory Accounting Principles detailed within the NAIC SAP pursuant to Ohio Revised Code Chapter 3964 and approved by the Department. The Company has recorded an adjustment in the statutory statements of changes in capital and surplus as other, net, which is being amortized into operations in future periods as earnings emerge from the business ceded. Amounts ceded to Eagle under the reinsurance agreement during 2023, 2022 and 2021 included premiums of $158 million, $112 million and $80 million, respectively, and net investment earnings on funds withheld assets of $10 million, $6 million and $7 million, respectively. As of December 31, 2023 and 2022, the carrying value of the funds withheld assets was $328 million and $190 million, respectively, which consists of bonds and cash equivalents and equals the amount of Eagle’s assumed GLWB rider reserve obligations calculated using the alternative reserving basis. As of December 31, 2023 and 2022, the Company’s reserve credit for guaranteed benefits ceded was $1.8 billion and $1.4 billion, respectively. Amounts receivable from Eagle related to the reinsurance agreement was $24 million as of December 31, 2023, and amounts payable to Eagle related to the reinsurance agreement was $30 million as of December 31, 2022.

The Company has an intercompany reinsurance agreement with NLIC whereby certain inforce and subsequently issued fixed individual deferred annuity contracts are ceded on a modified coinsurance basis. Under modified coinsurance agreements, the ceding company retains invested assets and investment earnings are paid to the reinsurer. Under terms of the agreement, NLIC bears the investment risk associated with changes in interest rates. Risk of asset default is retained by the Company, and NLIC pays a fee to the Company for the Company’s retention of such risk. The agreement will remain inforce until all contract obligations are settled. The ceding of risk does not discharge the original insurer from its primary obligation to the contractholder. Amounts ceded to NLIC are included in the Company’s statutory statements of operations for 2023, 2022 and 2021 and include considerations of $46 million, $10 million and $10 million, respectively, net investment income of $31 million, $35 million and $42 million, respectively, and benefits, claims and other expenses of $186 million, $161 million and $147 million, respectively. The reserve adjustment for 2023, 2022 and 2021 of $(153) million, $(161) million and $(151) million, respectively, represents changes in reserves related to this fixed block of business, offset by investment earnings on the underlying assets. Policy reserves under this agreement totaled $737 million and $859 million as of December 31, 2023 and 2022, respectively, and amounts recoverable related to this agreement were $6 million and $14 million as of December 31, 2023 and 2022, respectively.

The Company has an intercompany reinsurance agreement with NLIC whereby certain variable universal life insurance, whole life insurance and universal life insurance policies are ceded on a modified coinsurance basis. Total policy reserves under this treaty were $34 million and $33 million as of December 31, 2023 and 2022, respectively. Total premiums ceded under this treaty were $12 million, $12 million and $12 million during 2023, 2022 and 2021, respectively.

The Company has an intercompany reinsurance agreement with NLIC whereby a certain life insurance contract is ceded on a 100% coinsurance basis. Policy reserves ceded under this agreement totaled $154 million and $156 million as of December 31, 2023 and 2022, respectively.

The Company has entered into reinsurance contracts to cede a portion of its individual annuity and life insurance business to unrelated reinsurers. Total reserve credits taken as of December 31, 2023 and 2022 were $489 million and $557 million, respectively. The ceding of risk does not relieve the Company, as the original insurer, from its primary obligation to the policyholder.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

(11)	Transactions with Affiliates

The Company has entered into significant, recurring transactions and agreements with NMIC, other affiliates and subsidiaries as a part of its ongoing operations. These include, but are not limited to, annuity and life insurance contracts, and agreements related to reinsurance, cost sharing, tax sharing, administrative services, marketing, intercompany loans, intercompany repurchases, cash management services and software licensing. In addition, several benefit plans sponsored by NMIC are available to Nationwide employees, for which the Company has no legal obligations. Measures used to determine the allocation among companies includes individual employee estimates of time spent, special cost studies, the number of full-time employees and other methods agreed to by the participating companies in conformity with NAIC statutory accounting principles. In addition, the Company may underwrite insurance policies for its officers, directors, and/or other personnel providing services to the Company. The Company may offer discounts on certain products that are subject to applicable state insurance laws and approvals.

Affiliate receivables and payables are the result of cost sharing and intercompany service agreements between the Company and its affiliates in which settlement has not yet occurred. Affiliate receivables are presented net of affiliate payables when the Company has the right to offset. The gross amounts due from affiliates were $68 million as of December 31, 2023 and 2022, and are included in other assets in the Company’s statutory statements of admitted assets, liabilities, capital and surplus. The gross amounts due to affiliates were $27 million and $11 million as of December 31, 2023 and 2022, respectively, and are included in other liabilities in the Company’s statutory statements of admitted assets, liabilities, capital and surplus. These arrangements are subject to written agreements which require that intercompany balances be settled within a certain time period, generally 30 to 60 days.

In addition, Nationwide Services Company, LLC (“NSC”), a subsidiary of NMIC, provided data processing, systems development, hardware and software support, telephone, mail and other services to the Company, based on specified rates for units of service consumed pursuant to the enterprise cost sharing agreement. As of January 1, 2022 NSC merged into NNOV8, LLC, a subsidiary of NMIC, and all services going forward were provided by NMIC. For the years ended December 31, 2023 and 2022, the Company was allocated costs from NMIC totaling$160 million and $138 million, respectively. For the year ended December 31, 2021, the Company was allocated costs from NMIC and NSC totaling $116 million.

Funds of Nationwide Funds Group (“NFG”), a group of Nationwide businesses that develops, sells and services mutual funds, are offered to the Company’s customers as investment options in certain of the Company’s products. As of December 31, 2023 and 2022, customer allocations to NFG funds totaled $1.5 billion and $1.3 billion, respectively. For the years ended December 31, 2023, 2022 and 2021, NFG paid the Company an immaterial amount for the distribution and servicing of these funds.

Amounts on deposit with NCMC for the benefit of the Company were $961 million and $530 million as of December 31, 2023 and 2022, respectively. As of December 31, 2023 and 2022, amounts on deposit with NCMC were comprised of $782 million and $464 million, respectively, of cash and cash equivalents, with remaining amounts in short-term investments.

The Company also participates in intercompany repurchase agreements with affiliates whereby the seller transfers securities to the buyer at a stated value. Upon demand or after a stated period, the seller repurchases the securities from the buyer at the original sales price plus interest. As of December 31, 2023 and 2022, the Company had no outstanding borrowings from affiliated entities under such agreements. During 2023 and 2022, there were no outstanding borrowings from affiliated entities at any given time. The amounts the Company incurred for interest expense on intercompany repurchase agreements during 2023, 2022 and 2021 were immaterial.

On December 15, 2023, the Company received a total distribution of $80 million from Olentangy that was declared on December 12, 2023, and consisted of a return of contributed surplus of $67 million and a dividend of $13 million.

During 2023, there were no capital contributions received from NLIC. During 2024, the Company received additional capital contributions of $100 million from NLIC. During 2022 and 2021, the Company received capital contributions of $800 million and $400 million, respectively, from NLIC.

Pursuant to a financial support agreement, NLIC agreed to provide the Company with the minimum capital and surplus required by each state in which the Company does business. This agreement does not constitute NLIC as guarantor of any obligation or indebtedness of the Company or provide any creditor of NLAIC with recourse to or against any of the assets of NLIC.

The contractual obligations under NLAIC’s single premium deferred annuity (“SPDA”) contracts in force and issued before September 1, 1988, are guaranteed by NLIC. Total SPDA contracts affected by this guarantee in force as of December 31, 2023 and 2022 were immaterial.

During 2023 and 2022, the Company paid capital contributions of $5 million to NWSBL. During 2024, the Company paid an additional capital contribution of $5 million to NWSBL. The entire investment in NWSBL was nonadmitted as of December 31, 2023 and 2022.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The Company and Nationwide Trust Company, FSB (“NTC”) have entered into an unsecured promissory note whereby NTC can borrow up to $180 million from the Company for up to 364 days after the date of the agreement with the outstanding balance being reported in short-term investments on the statutory statements of admitted assets, liabilities, capital and surplus. As of December 31, 2022, NTC had an outstanding borrowing of $100 million at an interest rate of 1-month LIBOR plus 0.88% with a maturity date of March 23, 2023. Upon maturity on March 23, 2023, the outstanding balance was repaid and a $180 million replacement agreement was entered into with a draw amount of $95 million at an interest rate of 1-month SOFR plus 0.90% and a maturity date of March 21, 2024. As of December 31, 2023, NTC had an outstanding borrowing of $90 million. Upon maturity on March 21, 2024, the outstanding balance was repaid and a $180 million replacement agreement was entered into with a draw amount of $90 million at an interest rate of 1-month SOFR plus 0.90% and a maturity date of March 20, 2025. The outstanding borrowing on this note is $90 million as of the subsequent event date.

The Company and NWSBL have entered into a $550 million unsecured promissory note and revolving line of credit agreement whereby NWSBL can borrow up to $550 million from the Company for up to 364 days after the date of the agreement with the outstanding balance being reported in short-term investments on the statutory statements of admitted assets, liabilities, capital and surplus. As of December 31, 2022, NWSBL had an outstanding borrowing of $550 million. On March 1, 2023, the outstanding balance was repaid and a $550 million replacement agreement was entered into with a draw amount of $550 million at an interest rate of 1-month SOFR plus 0.90% and a maturity date of February 28, 2024. As of December 31, 2023, NWSBL had an outstanding balance of $550 million. On February 28, 2024, the outstanding balance was repaid and a $550 million replacement agreement was entered into with a draw amount of $550 million at an interest rate of 1-month SOFR plus 0.90% and a maturity date of February 27, 2025. The outstanding balance on this note is $550 million as of the subsequent event date.

On December 22, 2021, the Company and NLIC entered into a short-term loan where the Company borrowed $80 million from NLIC. The Company repaid the short-term loan in full on January 4, 2022.

The Company utilizes the look-through approach in valuing its investment in Nationwide Real Estate Investors (NLAIC), LLC (“NW REI (NLAIC)”), a subsidiary of NMIC, at $40 million and $21 million as of December 31, 2023 and 2022, respectively. NW REI (NLAIC)’s financial statements are not audited and the Company has limited the value of its investment in NW REI (NLAIC) to the value contained in the audited financial statements of the underlying investments. All liabilities, commitments, contingencies, guarantees or obligations of the NW REI (NLAIC), which are required under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in NW REI (NLAIC), if not already recorded in the financial statements of NW REI (NLAIC).

(12)	Contingencies

Legal and Regulatory Matters

The Company is subject to legal and regulatory proceedings in the ordinary course of its business. These include proceedings specific to the Company and proceedings generally applicable to business practices in the industries in which the Company operates. The outcomes of these proceedings cannot be predicted due to their complexity, scope, and many uncertainties. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory proceedings is not likely to have a material adverse effect on the Company’s financial condition.

The various businesses conducted by the Company are subject to oversight by numerous federal and state regulatory entities, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor, the IRS, the Office of the Comptroller of the Currency and state insurance authorities. Such regulatory entities may, in the normal course of business, be engaged in general or targeted inquiries, examinations and investigations of the Company and/or its affiliates. With respect to all such scrutiny directed at the Company or its affiliates, the Company is cooperating with regulators.

Indemnifications

In the normal course of business, the Company provides standard indemnifications to contractual counterparties. The types of indemnifications typically provided include breaches of representations and warranties, taxes and certain other liabilities, such as third-party lawsuits. The indemnification clauses are often standard contractual terms and are entered into in the normal course of business based on an assessment that the risk of loss would be remote. The terms of the indemnifications vary in duration and nature. In many cases, the maximum obligation is not explicitly stated, and the contingencies triggering the obligation to indemnify have not occurred and are not expected to occur. Consequently, the amount of the obligation under such indemnifications is not determinable. Historically, the Company has not made any material payments pursuant to these obligations.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

(13)	Regulatory Risk-Based Capital, Dividend Restrictions and Unassigned Surplus

The NAIC Risk-Based Capital (“RBC”) model law requires every insurer to calculate its total adjusted capital and RBC requirement to ensure insurer solvency. Regulatory guidelines provide for an insurance commissioner to intervene if the insurer experiences financial difficulty, as evidenced by a company’s total adjusted capital falling below established relationships to required RBC. The model includes components for asset risk, liability risk, interest rate exposure and other factors. The State of Ohio, where the Company is domiciled, imposes minimum RBC requirements that are developed by the NAIC. The formulas in the model for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, all of which require specified corrective action. The Company exceeded the minimum RBC requirements for all periods presented.

The State of Ohio insurance laws require insurers to seek prior regulatory approval to pay a dividend or distribution of cash or other property if the fair market value thereof, together with that of other dividends or distributions made in the preceding twelve months, exceeds the greater of (i) 10% of surplus as regards policyholders as of the prior December 31 or (ii) the net income of the insurer as of the prior year. During the years ended 2023, 2022 and 2021, the Company did not pay any dividends to NLIC. The Company’s surplus as regards policyholders as of December 31, 2023 was $3.2 billion and statutory net loss for 2023 was $530 million. Due to the Company’s unassigned deficit as of December 31, 2023, any dividend paid by the Company in 2024 would require regulatory approval.

The State of Ohio insurance laws also require insurers to seek prior regulatory approval for any dividend paid from other than earned capital and surplus. Earned capital and surplus is defined under the State of Ohio insurance laws as the amount equal to the Company’s unassigned funds as set forth in its most recent statutory financial statements, including net unrealized capital gains and losses or revaluation of assets. Additionally, following any dividend, an insurer’s policyholder capital and surplus must be reasonable in relation to the insurer’s outstanding liabilities and adequate for its financial needs.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Schedule I Summary of Investments – Other Than Investments in Related Parties

As of December 31, 2023 (in millions):

Column A	Column B	Column C	Column D
Type of investment	Cost	Fair value	Amount at which is shown in the statutory statements of admitted assets, liabilities, capital and surplus
Bonds:
U.S. Treasury securities and obligations of U.S. Government corporations	$36	$37	$36
U.S. Government and agencies	17	17	17
Obligations of states and political subdivisions	2,146	1,987	2,146
Foreign governments	289	265	289
Public utilities	4,437	4,076	4,418
All other corporate, mortgage-backed and asset-backed securities	28,590	26,709	28,526
Total fixed maturity securities	$35,515	$33,091	$35,432
Equity securities:
Common stocks:
Industrial, miscellaneous and all other	45	45	45
Nonredeemable preferred stocks	2	4	4
Total equity securities	$47	$49	$49
Mortgage loans	9,037		9,037
Cash, cash equivalents and short-term investments	1,628		1,628
Policy loans	301		301
Other long-term investments[1]	2,445		2,445
Total invested assets	$48,973		$48,892
1

Includes derivatives, securities lending reinvested collateral assets and other invested assets. Amount does not agree to the statutory statements of admitted assets, liabilities, capital and surplus as investments in related parties of $40 million are excluded.

See accompanying notes to statutory financial statements and report of independent registered public accounting firm.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Schedule IV Reinsurance

As of December 31, 2023, 2022 and 2021 and for each of the years then ended (in millions):

Column A	Column B	Column C	Column D	Column E	Column F
	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
2023
Life insurance in force	$267,086	$(94,561)	$-	$172,525	-
Life insurance premiums	$2,879	$(623)	$-	$2,256	-

2022
Life insurance in force	$242,505	$(70,213)	$-	$172,292	-
Life insurance premiums	$2,639	$(220)	$-	$2,419	-

(As Adjusted)
2021
Life insurance in force	$223,341	$(68,768)	$-	$154,573	-
Life insurance premiums	$2,293	$(224)	$-	$2,069	-

See accompanying notes to statutory financial statements and report of independent registered public accounting firm.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Schedule V Valuation and Qualifying Accounts

Years ended December 31, 2023, 2022 and 2021 (in millions):

Column A	Column B	Column C		Column D	Column E
Description	Balance at beginning of period	Charged to costs and expenses	Charged to other accounts[1]	Deductions	Balance at end of period
2023
Valuation allowances - mortgage loans[2]	$-	$-	$-	$-	$-
Valuation allowances - net deferred tax assets	-	-	-	-	-

2022
Valuation allowances - mortgage loans	$48	$7	$-	$-	$55
Valuation allowances - net deferred tax assets	-	-	-	-	-

2021
Valuation allowances - mortgage loans	$54	$(6)	$-	$-	$48
Valuation allowances - net deferred tax assets	-	-	-	-	-
1

Amounts related to net deferred tax assets are recognized through surplus. The net admitted deferred tax balance as of December 31, 2023, 2022 and 2021 was $175 million, $150 million and $206 million, respectively.

2	Effective January 1, 2023, the Company changed its method for reserving for mortgage loans. Refer to Note 5 for further discussion and the resulting impacts of the change.

See accompanying notes to statutory financial statements and report of independent registered public accounting firm.